SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Sovereign Bancorp, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously by written preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April 3, 2007

Dear Fellow Shareholder:

Sovereign Bancorp, Inc. will hold its 2007 Annual Meeting of Shareholders on Thursday, May 3, 2007, 10:00 a.m. (Eastern Time) at the Independence Seaport Museum, 211 South Columbus Boulevard & Walnut Street, Philadelphia, Pennsylvania 19106 for the following purposes:

(1) To elect three Class II directors of Sovereign, each to serve for a term of three years and until their successors shall have been duly elected by the shareholders and qualified;

(2) To ratify the appointment by the Audit Committee of Sovereign’s Board of Directors of Ernst & Young LLP as Sovereign’s independent auditor for the fiscal year ending December 31, 2007;

(3) To amend Sovereign’s amended and restated articles of incorporation to “opt out” of coverage of Subchapter E of Chapter 25 of Pennsylvania’s Business Corporation Law; and

(4) To transact such other business as may properly be presented at the Meeting.

Shareholders of record at the close of business on March 1, 2007 are entitled to notice of, and to vote at, the Meeting.

Good corporate governance is a part of our heritage at Sovereign and I urge you to be a part of it by having your shares represented at the Meeting.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Meeting, we urge you to vote by telephone or Internet as described on the proxy card or you may complete, sign, date and return the enclosed proxy card in the enclosed envelope. This will not prevent you from voting in person at the Meeting but will assure that your vote is counted if you are unable to attend.

ADMISSION TO THE MEETING WILL BE BY TICKET ONLY. IF YOU ARE A SHAREHOLDER PLANNING TO ATTEND THE MEETING, PLEASE RETAIN THE ADMISSION TICKET MAILED WITH THE PROXY STATEMENT AND PRESENT IT AT THE MEETING. IF YOU PLAN TO ATTEND THE MEETING, PLEASE PROVIDE THE INFORMATION REQUESTED ON THE ATTENDANCE CARD ALSO MAILED WITH THE PROXY STATEMENT AND RETURN IT AS SOON AS POSSIBLE.

I look forward to seeing you at the Meeting. Thank you very much for your continued interest in Sovereign.

Sincerely,

P. Michael Ehlerman
Chairman of the Board of Directors

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 3, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of Sovereign Bancorp, Inc. (“Sovereign”) will be held on Thursday, May 3, 2007, at 10:00 a.m. (Eastern Time) at the Independence Seaport Museum, 211 South Columbus Boulevard & Walnut Street, Philadelphia, Pennsylvania 19106, for the following purposes:

(1) To elect three Class II directors of Sovereign, each to serve for a term of three years and until their successors shall have been duly elected by the shareholders and qualified;

(2) To ratify the appointment by the Audit Committee of Sovereign’s Board of Directors of Ernst & Young LLP as Sovereign’s independent auditor for the fiscal year ending December 31, 2007;

(3) To amend Sovereign’s amended and restated articles of incorporation to “opt out” of coverage of Subchapter E of Chapter 25 of Pennsylvania’s Business Corporation Law; and

(4) To transact such other business as may properly be presented at the Meeting.

Shareholders of record at the close of business on March 1, 2007 are entitled to notice of, and to vote at, the Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. YOU MAY VOTE BY TELEPHONE OR INTERNET AS DESCRIBED ON THE PROXY CARD OR YOU MAY SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

By Order Of The Board Of Directors,

Richard Toomey, Esquire
Secretary

Philadelphia, Pennsylvania
April 3, 2007

i

SOVEREIGN BANCORP, INC.

PROXY STATEMENT
Annual Meeting of Shareholders
May 3, 2007

The Board of Directors (the “Board”) of Sovereign Bancorp, Inc. (“Sovereign”) is soliciting proxies for use at its 2007 annual meeting of shareholders to be held on May 3, 2007, and at any adjournment of the meeting (the “meeting”). This proxy statement and the enclosed proxy card are first being mailed or given to shareholders on or about April 3, 2007.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

What is the purpose of the meeting?

At the meeting, shareholders will be asked to consider and vote on the following proposals:

•	To elect three Class II directors of Sovereign, each to serve for a term of three years and until their successors shall have been duly elected by the shareholders and qualified;

•	To ratify the appointment by the Audit Committee of our Board of Ernst & Young LLP as our independent auditor for the fiscal year ending December 31, 2007; and

•	To amend our amended and restated articles of incorporation (as amended and restated, the “Articles of Incorporation”) to “opt out” of coverage of Subchapter E of Chapter 25 of Pennsylvania’s Business Corporation Law. In general, Subchapter E of Chapter 25 of Pennsylvania’s Business Corporation Law is an anti-takeover provision which permits shareholders of a Pennsylvania corporation to “opt out” of its coverage by, among other methods, amending a company’s articles of incorporation. For a more detailed description of this statutory provision as well as the Board’s recommendation with respect to the proposal to amend the Articles of Incorporation to “opt out” of Subchapter E of Chapter 25 of Pennsylvania’s Business Corporation Law, please see page 70.

Other business may be addressed at the meeting if properly presented at the meeting. However, at this time, we are not aware of any such other business. At the meeting, our management will present a report on our performance during the 2006 fiscal year and the first quarter of 2007, and respond to any questions from shareholders.

Who is entitled to vote at the meeting?

The Board has set March 1, 2007, as the record date for the meeting. If you were a shareholder of record at the close of business on March 1, 2007, you are entitled to vote at the meeting.

As of the record date, 478,015,660 shares of our common stock, without par value (the “common stock”), were issued and outstanding and, therefore, eligible to vote at the meeting.

What are my voting rights?

Holders of our common stock are entitled to one vote per share. Therefore, a total of 478,015,660 votes are entitled to be cast at the meeting. There is no cumulative voting.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name, you are considered the “shareholder of record” with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the method described below.

How many shares must be present to hold the meeting?

In accordance with our bylaws, as amended, shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast must be present in person or by proxy in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the meeting if:

•	you are present and vote in person at the meeting; or

•	you have properly submitted a proxy card by mail, telephone or Internet.

Abstentions and broker “non-votes” will be counted as present for purposes of determining a quorum.

How do I vote my shares?

If you are a shareholder of record as of the record date, you can give a proxy to be voted at the meeting in any of the following ways:

•	over the telephone by calling the toll-free number specified on the enclosed proxy card;

•	electronically, using the Internet; or

•	by completing, signing and mailing the enclosed proxy card.

The telephone and Internet voting procedures have been set up for your convenience. We encourage you to save corporate expense by submitting your vote by telephone or Internet. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. If you are a shareholder of record and you would like to submit your proxy by telephone or Internet, please refer to the specific instructions provided on the enclosed proxy card. If you wish to submit your proxy by mail, please return your signed proxy card to us before the meeting.

If you hold your shares in “street name,” you must direct your broker or other nominee to vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares, and telephone and Internet voting is also encouraged for shareholders who hold their shares in street name.

How do I vote if my shares are held in the Sovereign Bancorp, Inc. Retirement Plan?

If you hold any shares in the Sovereign Bancorp, Inc. Retirement Plan (either 401(k) or ESOP shares), your completed proxy card or telephone or Internet proxy vote will serve as voting instructions to the plan trustee. However, your voting instructions must be received by 5:00 p.m. on April 30, 2007 in order to be voted at the meeting. In accordance with the terms of the plan, the trustee will vote shares allocated to participant accounts in accordance with the instructions submitted by plan participants at least three days prior to the meeting. The trustee will vote all unallocated ESOP shares, and the allocated shares of participants who fail to timely give voting instructions, in the same proportion as the allocated shares for which timely instructions were received from participants.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit your proxy vote by telephone or Internet, vote once for each proxy card you receive.

Can I vote my shares in person at the meeting?

If you are a shareholder of record, you may vote your shares in person at the meeting by completing a ballot at the meeting. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

If you are a street name holder, you may vote your shares in person at the meeting only if you obtain a signed letter or other proxy from your broker, bank, trust or other nominee giving you the right to vote the shares at the meeting.

If you are a participant in the Sovereign Retirement Plan, you may submit a proxy vote as described above, but you may not vote your Sovereign Retirement Plan shares in person at the meeting.

What vote is required for the election of directors or for the other proposals to be approved?

Directors are elected by a plurality of the votes cast at the meeting. “Plurality” means the nominees receiving the largest number of votes cast “FOR” are elected as directors up to the maximum number of directors to be elected at the meeting. At our meeting, the maximum number of directors to be elected is three. Accordingly, the three nominees who receive the highest number of votes cast “FOR” at the meeting will be elected as Class II directors.

The affirmative vote of a majority of all votes cast is required for the approval of each other proposal properly presented at the meeting.

How are votes counted?

You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for election as a director. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposals (i) to ratify Ernst & Young LLP as our independent auditor for the fiscal year ending December 31, 2007 and (ii) to amend the Articles of Incorporation to “opt out” of coverage of Subchapter E of Chapter 25 of Pennsylvania’s Business Corporation Law.

If you submit your proxy but “ABSTAIN” or “WITHHOLD” authority to vote on one or more proposals, your shares will be counted as present at the meeting for the purpose of determining a quorum.

The rules of the New York Stock Exchange (“NYSE”) allow banks, brokers or other nominees to vote shares held by them on behalf of their “street name” customers on matters the NYSE determines to be “routine” (such as the uncontested election of directors), even though the bank, broker or nominee has not received instructions from its customer. A broker “non-vote” occurs when a bank, broker or nominee has not received voting instructions from its customer and the bank, broker or nominee does not have discretion to vote shares of street name holders because the matter is not considered “routine” under the NYSE rules.

As of the date of this proxy statement, the proposals with respect to the election of the Class II nominees for director and the appointment of Ernst & Young LLP as our independent auditor for the fiscal year ending December 31, 2007 are “routine” matters. Therefore, a broker or other nominee may vote the shares of a street name holder in favor of such proposals if the broker or other nominee does not receive instructions from such street name holder. The amendment to the Articles of Incorporation to “opt out” of coverage of Subchapter E of Chapter 25 of Pennsylvania’s Business Corporation Law is not a routine matter. Brokers and other nominees will not, therefore, be able to vote your street name shares of common stock on this proposal, either “FOR” or “AGAINST”, unless such broker or other nominee receives instructions from you.

Because directors are elected by a plurality of votes cast at the meeting, if you “WITHHOLD” authority to vote with respect to any nominee for election as a Class II director, this will have no effect on the election of the nominee. Because all other proposals properly presented at the meeting require the affirmative vote of holders of a majority of the votes cast at the meeting, abstentions and broker non-votes will have no effect on the vote.

Who will count the vote?

A representative of IVS Associates, Inc. (“IVS”) will tabulate votes and act as the independent inspector of election. IVS is a professional services organization specializing in independent tabulation and certification of voting results for shareholder meetings.

How does the Board recommend that I vote?

You will be asked to consider and vote on the following proposals submitted on behalf of the Board:

•	Election of three Class II directors: P. Michael Ehlerman; Andrew C. Hove, Jr.; and Juan Rodriguez-Inciarte;

•	Ratification of the selection of Ernst & Young LLP as our independent auditor for the fiscal year ending December 31, 2007; and

•	Amendment of our Articles of Incorporation to “opt out” of coverage of Subchapter E of Chapter 25 of the Pennsylvania Business Corporation Law.

Your Board recommends that you vote “FOR” each of the nominees to the Board; “FOR” the ratification of Ernst & Young LLP as our independent auditor for the fiscal year ending December 31, 2007; and “FOR” the amendment of the Articles of Incorporation.

What if I do not specify how I want my shares voted?

If you submit a signed proxy card or submit your proxy by telephone or Internet and do not specify how you want to vote your shares, we will vote your shares:

•	“FOR” all of the nominees for Class II director;

•	“FOR” the ratification of the selection of Ernst & Young LLP as our independent auditor for the fiscal year ending December 31, 2007; and

•	“FOR” the amendment of the Articles of Incorporation to “opt out” of coverage by Subchapter E of Chapter 25 of the Pennsylvania Business Corporation Law.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before your proxy is voted at the meeting. If you are a shareholder of record, you may revoke your proxy and change your vote by submitting a later-dated proxy by telephone, Internet or mail, or by voting in person at the meeting. To request an additional proxy card, or if you have any questions about the meeting or how to vote or revoke your proxy, you should contact our Investor Relations at (800) 628-2673.

If you hold your shares in street name, contact your broker or other nominee regarding how to instruct your broker or other nominee to revoke your proxy and change your vote.

If you are a participant in the Sovereign Retirement Plan, you may revoke your proxy and change your vote as described above, but only until 5:00 p.m. on April 30, 2007.

Will my vote be kept confidential?

Yes. We have procedures to ensure that, regardless of whether shareholders vote by mail, telephone, Internet or in person, all proxies, ballots and voting tabulations that identify shareholders are kept permanently confidential, except as disclosure may be required by federal or state law or as expressly permitted by a shareholder. We also have the voting tabulations performed by IVS, an independent third party.

How can I attend the meeting?

Attendance at the meeting will be limited to shareholders of record as of March 1, 2007, the record date, their authorized representatives and guests of Sovereign. Admission will be by ticket only. If you are a shareholder planning to attend the meeting, please retain the admission ticket mailed with this proxy statement and present it at the meeting. Tickets may be issued to others at the discretion of Sovereign. If you plan to attend the meeting, please provide the information requested on the attendance ticket mailed with this proxy statement and return it as soon as possible.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks or other nominees for forwarding proxy materials to street name holders. We have retained Georgeson & Company, Inc. to assist in the solicitation of proxies relating to this proxy statement for the meeting for an aggregate retainer fee of $9,500, plus associated costs and expenses.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile or personally. These individuals will receive no additional compensation for their services other than their regular salaries or fees, if any.

Can I receive future proxy statements and annual reports electronically instead of receiving paper copies through the mail?

Yes. In fact, we encourage you to request electronic delivery of these documents if you are comfortable with the electronic format, because it saves us the expense of printing and mailing the materials to you. If you are a shareholder, you may request and consent to electronic delivery of future proxy statements and annual reports by accessing the “Shareholder Services” page under the “Investor Relations” site on our website at www.sovereignbank.com, clicking on the prompt for “Electronic Delivery Enrollment” and following the enrollment instructions.

How is Relational going to vote its shares at the meeting?

Relational Investors, LLC (“Relational”) and its affiliates own and are entitled to vote 31,475,098 shares, or 6.7%, of our common stock. Under the terms of the Settlement Agreement between Sovereign and Relational, dated as of March 22, 2006 (the “Settlement Agreement”), Relational and its affiliates are required to vote “FOR” the election of the Board’s three Class II nominees for director. Under the terms of the Settlement Agreement, Relational may vote in its sole discretion on such other matters to be acted upon at the meeting. Relational has indicated that it intends to vote all of its shares “FOR” the proposal to amend the Articles of Incorporation to “opt out” of the coverage of Subchapter E of Chapter 25 of Pennsylvania’s Business Corporation Law.

How is Santander going to vote its shares of Sovereign common stock at the meeting?

As of the record date, Santander owned 117,630,664 shares, or 24.9%, of our common stock. Under the terms of an Investment Agreement between Sovereign and Santander, dated October 24, 2005, as amended on November 22, 2005 and May 31, 2006 (as amended, the “Investment Agreement”), Santander may vote 94,036,940 shares, or 19.9%, of its Sovereign common stock in its sole discretion on all matters to be acted upon at the meeting. Santander has indicated that it intends to vote all of these shares “FOR” the election of the Board’s three Class II nominees for director and “FOR” the proposal to amend the Articles of Incorporation to “opt out” of the coverage of Subchapter E of Chapter 25 of Pennsylvania’s Business Corporation Law. Under the terms of a related Voting Trust Agreement, the remaining 23,593,724 shares of Sovereign common stock owned by Santander are required to be voted on all matters at the meeting in the same proportion as the shares voted by shareholders other than Santander and its affiliates.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, including information regarding beneficial ownership of shares of our common stock outstanding as of the record date, for (i) our directors (which includes the three Class II nominees for election as directors), (ii) each of our named executive officers identified in the Summary Compensation Table, (iii) all of our directors and executive officers as a group, (iv) Sovereign Bank directors and team members as a group and (v) each person or group owning more than 5% of our outstanding shares of common stock. Unless otherwise indicated, each such Sovereign director and each such named executive officer holds sole voting and investment power over the shares listed as beneficially owned and such shares constitute less than 1% of the outstanding shares. Unless otherwise indicated in a footnote, (i) shares indicated as being subject to options are shares issuable pursuant to options outstanding and vested under our stock option plans as of, or within 60 days after, the record date and (ii) shares are not pledged as security. Time in service for certain directors includes time served as a director of Sovereign, Sovereign Bank and their predecessor institutions, including financial institutions acquired by Sovereign and Sovereign Bank.

			Amount and
			Nature of		Percentage
			Beneficial		of
		Director	Ownership		Common
	Age	Since	(#)(1)		Stock

DIRECTORS
Joseph P. Campanelli(2)	50	2007	560,977	(3)	—
Gonzalo de las Heras	67	2006	0	(4)
P. Michael Ehlerman	68	2001	39,483		—
Brian Hard	60	1996	100,139	(5)	—
Marian L. Heard	66	2004	7,369		—
Andrew C. Hove, Jr.	72	2001	39,728		—
William J. Moran	65	2006	492		—
Maria Fiorini Ramirez	59	2006	1,542		—
Juan Rodriguez-Inciarte	54	2006	0	(6)
Daniel K. Rothermel	69	1976	339,610	(7)	—
Alberto Sanchez	43	2007	0	(8)
Jay S. Sidhu	55	N/A	4,852,751	(9)	1.0
Cameron C. Troilo, Sr.	68	1974	854,403	(10)	—
Ralph V. Whitworth	51	2006	31,475,796	(11)	6.7%
NAMED EXECUTIVE OFFICERS
James J. Lynch(12)	57	N/A	200,501	(13)	—
Mark R. McCollom(14)	43	N/A	246,172	(15)	—
Lawrence M. Thompson, Jr.(16)	54	N/A	725,060	(17)	—
M. Robert Rose(18)	55	N/A	62,771	(19)
All Sovereign directors and executive officers as a group (18 persons)	N/A	N/A	39,506,794	(20)	8.2%
All Sovereign Bank directors (excluding Sovereign directors listed above) and team members of Sovereign Bank (excluding executive officers listed above) as a group	N/A	N/A	25,131,785	(21)	5.1%
Total aggregate stock ownership of the above persons	N/A	N/A	64,638,579	(22)	13.2%
OTHER PRINCIPAL HOLDERS
Banco Santander Central Hispano, S.A.	N/A	N/A	117,630,664	(23)	24.9%
c/o Banco Santander Central Hispano, S.A., New York Branch 45 East 53rd Street New York, NY 10022
Relational Investors, LLC	N/A	N/A	31,475,796	(24)	6.7%
12400 High Bluff Drive Suite 600 San Diego, CA 92130

Footnotes:

(1)	Except as otherwise provided for herein, the table reflects data supplied by each director and executive officer as of March 1, 2007. The table also reflects shares of our common stock held by the trustee of the Sovereign Retirement Plan which have been allocated to the accounts of the executive officers identified in the table, and as a group.

(2)	Mr. Campanelli was appointed President and interim Chief Executive Officer of Sovereign, effective October 10, 2006, upon the resignation and retirement of Mr. Sidhu. On January 16, 2007, Mr. Campanelli was appointed as the permanent Chief Executive Officer and as a Class III director of Sovereign. Prior to this appointment, Mr. Campanelli served as President and Chief Executive Officer of the Sovereign Bank New England Division from January 1, 2005, President and Chief Operating Officer of the Sovereign Bank New England Division from January 2000 and Vice Chairman of Sovereign since September 2002. Mr. Campanelli has been employed by us as an executive team member since 1997.

(3)	The number and percentage of shares beneficially owned by Mr. Campanelli include (a) 369,079 shares issuable upon exercise of outstanding options, (b) 18,367 shares held by the Sovereign Retirement Plan which are allocated to Mr. Campanelli’s account and over which he exercises voting power, (c) 30,613 shares of our common stock awarded as restricted stock under one or more of our stock incentive plans and (d) 56,405 shares of our common stock under the Sovereign Bancorp, Inc. Bonus Recognition and Retention Program (the “Bonus Deferral Program”), which is more fully described following the table captioned “Nonqualified Deferred Compensation Plans — 2006.” For information regarding the vesting of outstanding stock option and restricted stock awards, see the table captioned “Outstanding Equity Awards at Fiscal 2006 Year End.”

(4)	Excludes 117,630,664 shares owned by Santander, to which Mr. de las Heras disclaims beneficial ownership. Mr. de las Heras is General Director and Executive Vice President of Santander and Chairman of Santander BanCorp, Inc., an affiliate of Santander. See footnote 23 to this table for more information regarding Santander’s ownership of our common stock.

(5)	The number and percentage of shares beneficially owned by Mr. Hard include 50,400 shares issuable upon exercise of outstanding options.

(6)	Excludes 117,630,664 shares owned by Santander, to which Mr. Rodriguez-Inciarte disclaims beneficial ownership. Mr. Rodriguez-Inciarte is Director General of Santander. See footnote 23 to this table for more information regarding Santander’s ownership of our common stock.

(7)	Mr. Rothermel holds shared voting and investment power over 12,366 shares. The number and percentage of shares includes 3,820 shares held by Mr. Rothermel’s spouse with respect to which Mr. Rothermel disclaims beneficial ownership. The number and percentage of shares beneficially owned by Mr. Rothermel also include 126,000 shares issuable upon exercise of outstanding options.

(8)	Excludes 117,630,664 shares owned by Santander, to which Mr. Sanchez disclaims beneficial ownership. Mr. Sanchez is President and Chief Executive Officer of Santander Investment Securities Inc., an affiliate of Santander. See footnote 23 to this table for more information regarding Santander’s ownership of our common stock.

(9)	Mr. Sidhu resigned and retired as our President and Chief Executive Officer, effective October 10, 2006, and as a director and the Chairman of Sovereign, effective December 31, 2006. Mr. Sidhu holds shared voting or investment power over 752,317 shares. The number and percentage of shares beneficially owned by Mr. Sidhu include (a) 1,576,821 shares issuable upon exercise of outstanding options, (b) 61,054 shares held by the Sovereign Retirement Plan that are allocated to Mr. Sidhu’s account and over which he exercises voting power, and (c) 441,370 shares under the Bonus Deferral Program. For information regarding the vesting of outstanding stock option and restricted stock awards, see the table captioned “Outstanding Equity Awards at Fiscal 2006 Year End.”

(10)	Mr. Troilo holds shared voting or investment power over 520,855 shares. The number and percentage of shares beneficially owned by Mr. Troilo include 126,000 shares issuable upon exercise of outstanding options.

(11)	Mr. Whitworth is a Principal of Relational. Based on Amendment No. 8 to the Schedule 13D filed with the Securities and Exchange Commission (the “Commission” or the “SEC”) on December 4, 2006 (the

“Relational 13D”), Relational is the sole general partner of Relational Investors, L.P., which holds 5,152,989 shares, Relational Partners, L.P., which holds 121,125 shares, Relational Fund Partners, L.P., which holds 121,070 shares, Relational Coast Partners, L.P., which holds 281,095 shares, RH Fund 1, L.P., which holds 3,478,800 shares, RH Fund 2, L.P., which holds 2,572,018 shares, RH Fund 4, L.P., which holds 862,601 shares, RH Fund 6, L.P., which holds 660,020 shares, RH Fund 7, L.P., which holds 308,188 shares, Relational Investors VIII, L.P., which holds 4,956,898 shares, Relational Investors IX, L.P., which holds 2,021,517 shares, Relational Investors XI, L.P., which holds 1,595,062 shares, Relational Investors XII, L.P., which holds 253,979, Relational Investors XIV, L.P., which holds 911,346 shares, and Relational Investors XV, L.P., which holds 615,385 shares. Relational is also the sole managing member of the general partners of Relational Investors III, L.P., which holds 279,435 shares, and Relational Investors X, L.P., which holds 2,951,208 shares. An additional 4,332,362 shares are held by and in accounts managed by Relational. Mr. Whitworth disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Under the terms of the Settlement Agreement, Relational and its affiliates are required to vote all of the shares of our common stock they own and are entitled to vote for the election of the Board’s three Class II nominees for director. See Exhibit 10.1 to our Current Report on Form 8-K, filed with the Commission on March 24, 2006, for the complete text of the Settlement Agreement. Mr. Whitworth also beneficially owns 698 shares of our common stock which he received as compensation for his service as a director.

(12)	Mr. Lynch has served as Chairman and Chief Executive Officer of the Sovereign Bank Mid-Atlantic Division since September 2002, and a Vice Chairman of Sovereign since February 2006.

(13)	The number and percentage of shares beneficially owned by Mr. Lynch include (a) 63,000 shares issuable upon exercise of outstanding options, (b) 39,731 shares of our common stock awarded as restricted stock under one or more of our stock incentive plans, (c) 5,666 shares held by the Sovereign Retirement Plan that are allocated to Mr. Lynch’s account and over which he exercises voting power and (d) 47,832 shares under the Bonus Deferral Program. For information regarding the vesting of outstanding stock option and restricted stock awards, see the table captioned “Outstanding Equity Awards at Fiscal 2006 Year End.”

(14)	Mr. McCollom has served as Chief Financial Officer since May 2005 and as Chief Financial Officer of Sovereign Bank since 2002. Prior to that, Mr. McCollom served as Chief Accounting Officer of Sovereign and Sovereign Bank from 2004 through May 2005. Mr. McCollom also served as Sovereign’s Managing Director of Corporate Planning from 2002 until May 2005.

(15)	The number and percentage of shares beneficially owned by Mr. McCollom include (a) 159,508 shares issuable upon exercise of outstanding options, (b) 38,429 shares of our common stock awarded as restricted stock under one or more of our stock incentive plans, (c) 19,197 shares held by the Sovereign Retirement Plan which are allocated to Mr. McCollom’s account and over which he exercises voting power and (d) 10,098 shares of our common stock under the Bonus Deferral Program. For information regarding the vesting of outstanding stock option and restricted stock awards, see the table captioned “Outstanding Equity Awards at Fiscal 2006 Year End.”

(16)	Mr. Thompson resigned as Vice Chairman and Chief Administrative Officer of Sovereign and as Chief Administrative Officer of Sovereign Bank, effective January 5, 2007. Previously, Mr. Thompson had served as Chief Operating Officer of Sovereign Bank from 1997 until June 2006. He had been employed by us in various capacities since 1987.

(17)	Mr. Thompson holds shared voting or investment power over 142,339 shares. The number and percentage of shares beneficially owned by Mr. Thompson include (a) 301,313 shares issuable upon exercise of outstanding options and (b) 31,164 shares held by the Sovereign Retirement Plan which are allocated to Mr. Thompson’s account and over which he exercises voting power. For information regarding the vesting of outstanding stock option and restricted stock awards, see the table captioned “Outstanding Equity Awards at Fiscal 2006 Year End.”

(18)	Mr. Rose has served as Credit Risk Management Officer and Executive Vice President of Sovereign since May 2004 and Executive Vice President and Regulation O Officer of Sovereign Bank since May 2004. Previously, Mr. Rose had served as Chief Credit Policy Officer and Executive Vice President of

Sovereign from May 2002 until May 2004 and Chief Credit Officer and Senior Vice President of Sovereign from 2000 until May 2002.

(19)	Mr. Rose holds shared voting or investment power over 210 shares. The number and percentage of shares beneficially owned by Mr. Rose include (a) 23,787 shares issuable upon exercise of outstanding options, (b) 2,719 shares held by the Sovereign Retirement Plan which are allocated to Mr. Rose’s account and over which he exercises voting power, (c) 20,430 shares of our common stock awarded as restricted stock under one or more of our stock incentive plans and (d) 5,145 shares of our common stock under the Bonus Deferral Program. For information regarding the vesting of outstanding stock option and restricted stock awards, see the table captioned “Outstanding Equity Awards at Fiscal 2006 Year End.”

(20)	In the aggregate, these persons hold shared voting or investment power over 1,428,087 shares. The number and percentage of shares beneficially owned by them include (a) 2,795,908 shares issuable upon exercise of outstanding options, (b) 138,169 shares held by the Sovereign Retirement Plan allocated to the executive officers’ accounts and over which they exercise voting power, (c) 129,203 shares of our common stock awarded as restricted stock under one or more of our stock incentive plans and (d) 560,850 shares under the Bonus Deferral Program.

(21)	Shares include (a) 7,727,033 shares allocated under the Sovereign Retirement Plan and acquired plans plus 2,760,133 unallocated shares held in the ESOP component of the Sovereign Retirement Plan (which are voted in proportion to the allocated shares), (b) 236,746 shares under the Bonus Deferral Program, (c) approximately 10,401,705 shares issuable upon the exercise of both vested and unvested options granted under one or more of our stock incentive plans and (d) 3,080,437 shares of restricted stock awarded under such plans, representing approximately 5.1% in the aggregate of our outstanding shares, after giving effect to the applicable vesting of plan shares and the exercise of options and the lapse of restrictions with respect to restricted stock awards.

(22)	Shares include (a) 7,865,202 shares allocated under the Sovereign Retirement Plan and acquired plans plus 2,760,133 unallocated shares held in the ESOP component of the Sovereign Retirement Plan (which are voted in proportion to the responses received from participants with respect to the allocated shares), (b) 797,596 shares under the Bonus Deferral Program, (c) approximately 13,197,613 shares issuable upon the exercise of both vested and unvested options granted under one or more of our stock incentive plans and (d) 3,209,640 shares of restricted stock awarded under such plans, representing approximately 13.2% in the aggregate of our outstanding shares, after giving effect to the applicable vesting of plan shares and the exercise of options and the lapse of restrictions with respect to restricted stock awards.

(23)	Based on Amendment No. 7 to the Schedule 13D filed on March 9, 2007 with the Commission (the “Santander 13D”), Santander beneficially owns 117,630,664 shares, or 24.9%, of our common stock of which it is entitled to vote 94,036,940 shares, or 19.9%. Pursuant to the Investment Agreement, Santander purchased 94,034,149 shares (after giving effect to the 5% stock dividend paid by Sovereign on July 6, 2006), from Sovereign on May 31, 2006, constituting 19.8% of the outstanding shares on such date after giving effect to such purchase. Based on the Santander 13D, Santander acquired an additional 23,596,515 shares of our common stock in the open market and through stock dividends after May 31, 2006. The 23,593,724 shares of our common stock Santander acquired in excess of the 94,034,149 shares, or 19.8%, initially purchased of our outstanding shares were deposited with a trustee pursuant to a Voting Trust Agreement, dated as of May 31, 2006, by and among Santander, Sovereign and The Bank of New York, as trustee (the “Voting Trust Agreement”). Under the terms of the Voting Trust Agreement, the remaining shares of our common stock owned by Santander in excess of 19.99% are required to be voted on all other matters in the same proportion as the shares voted by shareholders other than Santander and its affiliates. For additional information regarding the Investment Agreement, see the description contained in our Annual Report on Form 10-K filed for the year ended December 31, 2006. See Exhibit 10.1 to our Current Report on Form 8-K, filed with the Commission on October 27, 2005, Exhibit 10.2 to our Current Report on Form 8-K, filed with the Commission on November 22, 2005, and Exhibit 10.3 to our Current Report on Form 8-K, filed with the Commission on June 6, 2006, for the complete text of the Investment Agreement. See Exhibit 5 to Santander’s Schedule 13D, filed with the Commission on June 9, 2006, for the complete text of the Voting Trust Agreement.

(24)	See footnote 11 to this table for information regarding Relational’s ownership of our common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers and directors, and any persons owning 10% or more of our common stock, to file in their personal capacities initial statements of beneficial ownership on Form 3, statements of changes in beneficial ownership on Form 4 and annual statements of beneficial ownership with the Commission on Form 5. Persons filing such beneficial ownership statements are required by SEC regulation to furnish Sovereign with copies of all such statements filed with the Commission. The rules of the Commission regarding the filing of such statements require that “late filings” of such statements be disclosed in our proxy statement. Based solely on our review of Forms 3 and 4 and amendments thereto furnished to Sovereign during the 2006 fiscal year and Forms 5 and amendments thereto furnished to Sovereign with respect to the 2006 fiscal year, and on written representations from our existing directors and executive officers that no Form 5 for any “late filing” was required to be filed by such persons, Sovereign believes that all such statements were timely filed in 2006.

INFORMATION CONCERNING SOVEREIGN’S
GOVERNANCE POLICIES, PRACTICES AND PROCEDURES

General

Consistent with its perception of good principles of corporate governance, Sovereign historically has required that its Board consist entirely of non-management directors, except the Chief Executive Officer. Our Board believes, and recent literature and studies support, that diversity in the board room has a positive impact on overall organization performance and leads to better oversight of management. Of the nine continuing directors serving on our Board and the Board’s three Class II nominees for director, seven have served for less than two years, two have served between two and five years, and three have served between five and 10 years. Our Board also has occupational diversity.

Attendance of Meetings

Our Corporate Governance Guidelines provide that directors are expected to attend meetings of the Board, meetings of the committees on which they serve and our annual meeting of shareholders.

The Board met a total of 16 times in 2006. All but one director who served in 2006 attended our 2006 annual meeting of shareholders, and each director attended at least 75% of the total number of meetings of the Board and its committees on which the director served during 2006 based on the number of such meetings held during the period for which each person served as a director or on a committee. Prior to October 2006, our non-employee members of the Board met six times in 2006 without management present with Mr. Rothermel acting as presiding or Lead Director at such meetings. The Board did not meet in executive session without management present for the remainder of 2006. Messrs. Ehlerman and Rodriguez-Inciarte served as co-Lead Directors between October 2006 and January 2007. The Board plans to meet in executive sessions without management at least quarterly in 2007, with Mr. Ehlerman presiding over such meetings in his capacity as non-executive Chairman of the Board.

Stock Ownership Requirement

In accordance with our policy of aligning the interests of our directors and executive officers with our shareholders, Sovereign adopted in January 1998, and amended in August 2005, a policy under which our Chief Executive Officer and our other senior executive officers (which, on December 31, 2006, were Messrs. Campanelli, McCollom, Lynch, and Thompson) are required to beneficially own shares of Sovereign common stock having a value of at least six times base salary and three times base salary, respectively, before an applicable deadline set forth in our policy. Mr. Rose, as a senior manager, is required to own at least one times his base salary. We calculate the target amount off the base salary at the time the individual was hired or promoted to an initial or higher ownership requirement status. Members of our executive management who are named executive officers in the Summary Compensation Table in this proxy statement satisfied the ownership requirement before the applicable deadline. Upon appointment as our permanent Chief Executive Officer on

January 16, 2007, and, in accordance with the policy, Mr. Campanelli has until December 31, 2012, to meet his increased stock ownership requirement. Similarly, under the policy, we require our non-employee directors to beneficially own shares of our common stock having a value of at least $200,000. The required ownership date is the end of the fifth year following appointment to the Board. Once a director satisfies the ownership requirement, the director does not have to acquire any more stock provided that the director does not sell any shares. At December 31, 2006, all of our non-employee directors were in compliance with the ownership requirements contained in the policy, taking into account each director’s applicable deadline. In accordance with the terms of the policy, Mrs. Heard, who joined our Board in 2005, has until December 31, 2010 and Mr. Moran and Mrs. Ramirez, who joined our Board in 2006, have until December 31, 2011, to meet the ownership requirements. Because Messrs. de las Heras, Rodriguez-Inciarte and Sanchez were elected to the Board as representatives of Santander (which, based on the Santander 13D, beneficially owns in excess of 24.9% of our common stock) under the Investment Agreement, they are not required to meet the stock ownership requirements in their individual capacities. Because Mr. Whitworth was elected to the Board as a representative of Relational (which, according to the Relational 13D, beneficially owns 6.7% of our common stock) under the Settlement Agreement, Director Whitworth is not required to meet the stock ownership requirement in his individual capacity.

Sovereign’s Corporate Governance Guidelines

Our Board had formalized a number of policies that were in effect for many years and beginning in 2002, enhanced these policies and adopted new policies to comply and remain current with the NYSE’s listing standards and the Sarbanes-Oxley Act of 2002 (together, the “Corporate Governance Guidelines”). The Corporate Governance Guidelines are not intended to be a static statement of our policies, principles and guidelines, but are subject to continual assessment and refinement as the Board may determine advisable or necessary in view of the best interests of Sovereign and its shareholders. A copy of the Corporate Governance Guidelines is available on our website at www.sovereignbank.com under the tab “Investor Relations.”

ELECTION OF DIRECTORS

General Matters

Our Articles of Incorporation provide that the number of Sovereign directors shall consist of not less than six nor more than 25 members, as fixed by the Board from time to time. The Board currently consists of 13 directors, seven of which have been elected by our shareholders.

The current members and Class composition of the Board are set forth in the following table:

Class I	Class II	Class III
(To Serve Until 2009)	(To Serve Until 2007)	(To Serve Until 2008)

Brian Hard	P. Michael Ehlerman	Joseph P. Campanelli
Marian L. Heard	Andrew C. Hove, Jr.	William J. Moran
Gonzalo de las Heras	Juan Rodriguez-Inciarte	Maria Fiorini Ramirez
Cameron C. Troilo, Sr.	Daniel K. Rothermel	Alberto Sanchez
Ralph V. Whitworth

Mr. Daniel K. Rothermel, a Class II director with more than 30 years of service to Sovereign and its predecessors, will retire as a director at the meeting. Upon Mr. Rothermel’s retirement, the size of the Board will be reduced from 13 to 12 members by reducing the size of Class I from five to four members. Mrs. Marian L. Heard, a Class I director who was elected by shareholders at the 2006 annual meeting, will be moved to Class II immediately after the meeting to fill the vacancy created by Mr. Rothermel’s retirement.

The Articles of Incorporation divide the Board into three classes, which under applicable law, must be, in terms of the number of directors in each class, as nearly equal as possible. However, on March 2, 2006, the judge in the District Court action in the Southern District of New York between Sovereign and Relational issued a ruling that our directors may be removed without cause. Sovereign disagrees with the District Court’s ruling under Pennsylvania law and its Articles of Incorporation and has filed an appeal of the ruling with the

United States Court of Appeals for the Second Circuit (the “Second Circuit”). Sovereign also petitioned the Second Circuit to certify questions to the Pennsylvania Supreme Court asking, among other things, whether under Pennsylvania law and the Articles of Incorporation a shareholder can seek to remove our directors without cause. On December 21, 2006, the Second Circuit certified these questions to the Pennsylvania Supreme Court. By order of March 26, 2007, the Pennsylvania Supreme Court granted the certification of these questions of law. The timing of any ultimate decision regarding this issue cannot be determined at this time.

Under the Investment Agreement, Sovereign, effective as of May 31, 2006, was required to appoint two representatives of Santander to its Board. As a result, Santander designated, and Sovereign appointed, Emilio Botin, Chairman of Santander, as a Class III director, and Juan Rodriguez-Inciarte, Director General of Santander, as a Class II director, with terms expiring at the 2008 and 2007 annual meetings of shareholders, respectively. In addition, Santander exercised its right under the Investment Agreement to designate one additional director to serve on the Board when our Board increased from 11 to 12 members. Santander designated, and Sovereign appointed, Gonzalo de las Heras, General Director and Executive Vice President of Santander and Chairman of Santander BanCorp, Inc., an affiliate of Santander, as a Class I director effective as of October 6, 2006. Mr. de las Heras’ term will expire at the 2009 annual meeting of shareholders. Due to the demands of his other professional responsibilities and duties, Mr. Botin resigned as a director of Sovereign, effective March 8, 2007, at which time Santander designated Mr. Alberto Sanchez, President and Chief Executive Officer of Santander Investment Securities Inc., an affiliate of Santander, to fill the vacancy in Class III created by Mr. Botin’s resignation. Effective as of March 16, 2007, our Board appointed Mr. Sanchez as a Class III director, with a term expiring in 2008.

Under the Agreement and Plan of Merger between Sovereign and Independence Community Bank Corp. (“Independence”), dated October 24, 2005, Sovereign was required to cause a person designated by the Board of Directors of Independence, who was not an employee of Independence or its subsidiaries and who was reasonably satisfactory to Sovereign, to be appointed to the Board effective at the closing of this merger. Pursuant to the Independence merger agreement, Mrs. Ramirez was appointed a Class III director effective as of June 1, 2006.

Under the terms of the Settlement Agreement, Sovereign (i) appointed Mr. Whitworth to the Board as a Class I director, effective on March 22, 2006, who was subsequently elected to serve for a three-year term at the 2006 annual meeting of shareholders, (ii) increased the size of Class III of the Board by one on September 20, 2006 and appointed William J. Moran as a Class III director with a term expiring at the 2008 annual meeting of shareholders, and (iii) appointed Mr. Whitworth as a member of our Executive, Audit and Compensation Committees. In addition, Sovereign appointed Mr. Whitworth to the Nominating Committee and Mr. Moran to the Ethics and Corporate Governance, Audit and Compensation Committees.

Nominees for Election as Class II Directors — Terms Expiring in 2010

Based on the recommendation of the Nominating Committee, the Board of Directors has nominated (with each director abstaining as to his own nomination) P. Michael Ehlerman, Andrew C. Hove, Jr., and Juan Rodriguez-Inciarte for election as Class II directors of Sovereign with terms expiring at the 2010 annual meeting of shareholders. Each of the nominees has consented to being named in this Proxy Statement and to serve if duly elected by the shareholders. If any of the nominees become unable to accept nomination or election, the persons named in the proxy may vote for a substitute nominee selected by the Board. Sovereign, however, has no present reason to believe that any Class II nominee will be unable to serve as a director, if elected.

The three nominees who receive the highest number of votes cast “FOR” at the meeting will be elected Class II directors. Shares represented by properly delivered proxies, unless indicated otherwise, will be voted “FOR” the election of the three nominees named above as Class II nominees with terms expiring at the 2010 annual meeting of shareholders. Any shareholder who wishes to withhold authority from the proxyholders to vote for the election of directors or to withhold authority to vote for any individual nominee may do so by voting his or her proxy to that effect. Shareholders cannot cumulate their votes for the election of directors. No proxy may be voted for a greater number of persons than the number of nominees named.

Independence of Directors and Certain Relationships

Pursuant to our Corporate Governance Guidelines and the applicable NYSE rules, our Board must consist of at least a majority of independent directors who meet the criteria for independence required by the NYSE and all other applicable legal requirements. Except for Mr. Campanelli, all of our directors are non-employee directors. As described below, the Board has affirmatively determined that the following non-employee directors are independent directors within the meaning of the NYSE rules: P. Michael Ehlerman, Gonzalo de las Heras, Brian Hard, Marian L. Heard, Andrew C. Hove, Jr., William J. Moran, Maria Fiorini Ramirez, Juan Rodriguez-Inciarte, Daniel K. Rothermel, Cameron C. Troilo, Sr., and Ralph V. Whitworth. Due to his recent appointment to the Board, effective March 16, 2007, the Board has not yet made a determination regarding the independence of Alberto Sanchez.

The NYSE rules permit the Board to adopt categorical standards to assist the Board in making determinations of independence and related disclosure. The NYSE requires disclosure of any categorical standards adopted and a general statement that the independent directors meet the categorical standards without detailing the particular aspects of any immaterial relationships covered by such categorical standards. Accordingly, the Board has adopted the categorical standards summarized below to assist the Board in determining whether a director has a material relationship with us or Sovereign Bank:

•	loan relationships with directors which are in compliance with Federal Regulation O, promulgated by the Board of Governors of the Federal Reserve System, do not constitute material relationships;

•	directors’ accounts that are maintained in accordance with established Sovereign policies and are on the same terms as those available to similar customers do not constitute material relationships;

•	direct compensation paid to a director (excluding director and committee fees and pension or other forms of deferred compensation for prior service) or member of his or her immediate family in any 12 month period over the last three years from us or Sovereign Bank amounting to less than $50,000 does not constitute a material relationship;

•	payments for property or services to or from Sovereign or Sovereign Bank and an entity that is affiliated with a director that do not exceed the greater of $1 million or 2% of such entity’s revenue do not constitute material relationships;

•	indebtedness of an entity affiliated with a director to Sovereign or Sovereign Bank that is below certain asset-based thresholds with interest and fees not exceeding $1 million or 2% of such entity’s revenue does not constitute a material relationship; and

•	donations to and the indebtedness of a charitable, educational or governmental entity that is affiliated with a one of our directors or a member of his or her immediate family does not constitute a material relationship if:

•	the total amount of indebtedness does not exceed 2% of the entity’s total consolidated assets and the aggregate interest and fees paid by the entity does not exceed the greater of $1 million or 2% of the entity’s consolidated gross revenues; or

•	the discretionary donations do not exceed the greater of $1 million or 2% of the entity’s consolidated gross revenues.

These categorical standards are for guidance purposes and the Board endeavors to consider all relevant facts and circumstances in making a determination of independence. The Board believes that our categorical standards are substantially similar to or more stringent than NYSE requirements and the categorical standards of our peers. Nonetheless, in connection with its review of director independence in April 2006, the Board engaged a nationally recognized consulting firm to compare our categorical standards against the standards of our peers. The results of the study indicated that in most cases our categorical standards are consistent with or more stringent than the categorical standards used by peer banks and large non-financial companies. The full text of the categorical standards is attached hereto as Appendix A.

The Board, with the assistance of outside counsel, conducted its annual evaluation of director independence under NYSE rules and, with respect to directors serving on the Audit Committee, applicable SEC rules and regulations. In connection with these reviews, the Board evaluated banking, commercial, charitable, consulting, social, familial or other relationships between each director or immediate family member and their related interests, on one hand, and Sovereign and its affiliates on the other, including those relationships described under “Additional Information Regarding Directors and Officers — Loans to Directors and Executive Officers.” As a result of these evaluations, the Board affirmatively determined that each of our non-management directors, serving on the Board at the time, is independent under applicable NYSE rules and regulations. Due to his recent appointment to the Board, effective March 16, 2007, the Board has not yet made a determination regarding the independence of Alberto Sanchez. In connection with the evaluation, the Board specifically considered the following relationships, which the Board believes merits disclosure notwithstanding the fact that, with respect to certain of these relationships, such disclosure may not be required under applicable NYSE or SEC rules or regulations:

Mr. P. Michael Ehlerman.  In making its determination that Mr. Ehlerman is an independent director within the meaning of the NYSE rules and applicable SEC rules, the Board reviewed and considered the following:

Berks County Convention Center Authority.  Mr. Ehlerman serves as non-executive Chairman of the Board of Directors of the Berks County Convention Center Authority (“BCCCA”), a Pennsylvania municipal authority formed by a Pennsylvania county to build, own and operate a sports arena and to renovate, own and operate a performing arts center, which borrows from, and has a banking relationship with, Sovereign Bank. As of September 29, 2006, BCCCA had no outstanding loans under the line of credit and $11.9 million outstanding under its separate loan from Sovereign Bank. BCCCA paid Sovereign Bank approximately $555,000 in interest and fees during 2006. As of December 31, 2006, BCCCA maintained a deposit account with Sovereign Bank.

Berks Economic Partnership.  Mr. Ehlerman serves as a director of the Berks Economic Partnership (“BEP”), a non-profit marketing agency for economic development inquiries relating to the Reading and Berks County area, which borrows from and has a banking relationship with Sovereign Bank and to which we have paid membership fees. As of September 29, 2006, BEP had $130,000 outstanding balance under its loan with Sovereign Bank. BEP paid Sovereign Bank approximately $7,500 in interest and fees during 2006. Sovereign Bank paid BEP $30,949 for membership renewal fees in 2006.

Reading Hospital and Medical Center.  Mr. Ehlerman serves as vice chairman of the Reading Hospital and Medical Center (“Reading Hospital”). Mr. Hard also serves as a director of the Reading Hospital. In 2003, Sovereign Bank extended a $150,000 non-recurring line of credit to the Reading Hospital which, as of December 31, 2006, it had not drawn upon. Since inception through December 31, 2006, the Reading Hospital has incurred no fees in order to maintain this credit facility.

Reading Area Community College Foundation.  Mr. Ehlerman serves as a director of the Reading Area Community College Foundation which maintains a deposit account with Sovereign Bank and to which we donated $54,000 for a tuition sponsorship program in 2005.

Reading Symphony Orchestra.  Mr. Ehlerman serves as a director of the Reading Symphony Orchestra which maintains deposit accounts with Sovereign Bank and to which Sovereign Bank made a donation of approximately $40,000 in 2006.

Reading Public Museum.  Mr. Ehlerman serves as chairman of the Reading Public Museum to which Sovereign Bank paid $350 for membership renewal fees.

Our City of Reading.  Mr. Ehlerman served as director until March 2005 of Our City of Reading, a community development corporation that purchases, renovates and re-sells homes to low- and moderate-income families, which borrows from Sovereign Bank.

Berks County Community Foundation.  Mr. Ehlerman serves as a director of the Berks County Community Foundation (“BCCF”) which borrows from Sovereign Bank. As of September 29, 2006, BCCF had $15,000 outstanding balance under its loan with Sovereign Bank. BCCF paid Sovereign Bank approximately $1,250 in interest and fees during 2006.

Greater Berks Development Fund.  Mr. Ehlerman serves as a director of the Greater Berks Development Fund (“GBDF”), a non-profit agency assisting companies relocate to Berks County, which borrows from Sovereign Bank. As of December 31, 2006, GDBF had no outstanding balance under its loans with Sovereign Bank and paid approximately $2,800 in interest and fees to Sovereign Bank in 2006.

Personal Banking Relationships.  Mr. Ehlerman maintains deposit accounts with Sovereign Bank.

Mr. Gonzalo de las Heras.  In making its determination that Mr. de las Heras is an independent director within the meaning of the NYSE rules, the Board reviewed and considered the following:

Personal Banking Relationships.  Independence Community Bank extended Mr. de las Heras a home mortgage loan before Independence Community Bank was acquired by Sovereign Bank.

Santander.  For information regarding this relationship, see “Election of Directors — Independence of Directors and Certain Relationships — Santander Relationship: Messrs. Gonzalo de las Heras and Juan Rodriguez-Inciarte” below.

Mr. Brian Hard.  In making its determination that Mr. Hard is an independent director within the meaning of the NYSE rules and applicable SEC rules and regulations, the Board reviewed and considered the following:

Penske Truck Leasing Co., LP.  Mr. Hard is director and president of Penske Truck Leasing Co., LP (“Penske”), a joint venture of Penske Corporation and General Electric Company, which has banking relationships with Sovereign Bank. In connection with the cash management services Sovereign Bank provided Penske in 2006, Penske paid Sovereign Bank approximately $27,000 in cash management fees and had average deposit balances of approximately $303,000 during 2006. As of September 29, 2006, Penske had no outstanding loans with Sovereign Bank and paid approximately $11,000 in interest and fees during 2006 for its $2.5 million line of credit.

Reading Hospital and Medical Center.  Mr. Hard serves as a director of the Reading Hospital. Mr. Ehlerman also serves as vice chairman of the Reading Hospital. In 2003, Sovereign Bank extended a $150,000 non-recurring line of credit to the Reading Hospital which, as of December 31, 2006, it had not drawn upon. Since inception through December 31, 2006, the Reading Hospital has incurred no fees in order to maintain this credit facility.

Personal Banking Relationships.  Mr. Hard maintains deposit accounts and maintained a line of credit, in compliance with Regulation O, upon which he made interest payments in 2006, with Sovereign Bank.

Mrs. Marian L. Heard.  In making its determination that Mrs. Heard is an independent director within the meaning of the NYSE rules, the Board reviewed and considered the following:

CVS Corporation.  Mrs. Heard is a director of CVS Corporation (“CVS”), the largest retail pharmacy in the United States, which borrows from and has banking relationships with Sovereign Bank and has other relationships with Sovereign Bank, including leases. Sovereign Bank committed to extend credit to CVS through its $66.7 million participation in a $1.35 billion loan syndicate. At September 29, 2006, CVS had no outstanding loans and $1.5 million outstanding in letters of credit with Sovereign Bank. Sovereign Bank paid $5,000 as one of many sponsors of a CVS charity golf tournament in 2006. CVS paid Sovereign Bank approximately $158,000 in interest and fees in 2006. Sovereign Bank also paid $94,270 in rent payments to CVS in 2006 for space located adjacent to a CVS store which we use for a full-service banking office. In connection with approximately 1,000 ATMs located in CVS stores, we have no contractual relationship with CVS and we make payments to an unaffiliated third party which owns the ATMs in the CVS stores.

Liberty Mutual Holding Company.  Mrs. Heard is a director of Liberty Mutual Holding Company (“Liberty Mutual”) which borrows from and provides services to Sovereign Bank. Sovereign Bank extended credit Liberty Mutual through its $45 million participation in a $500 million loan syndicate. Liberty Mutual had no outstanding loans or letters of credit at September 29, 2006 and paid Sovereign Bank approximately $49,000 in interest and fees in 2006. Sovereign Bank also paid Liberty Mutual approximately $106,500 per month in premiums for disability insurance and related services.

New England Aquarium.  Mrs. Heard serves as a member of the Board of Overseers of the New England Aquarium (“NEA”). The Board of Overseers functions as a fundraising body and has no fiduciary duty in connection with the NEA. Sovereign Bank extended a $26.5 million credit facility, which includes a $25.3 million in direct payment letters of credit, a $1.75 million line of credit and a $500,000 automated clearing house facility. At September 29, 2006, NEA had no outstanding loans and $25.3 million balance on its line of credit. NEA paid Sovereign Bank approximately $310,000 in interest and fees in 2006. Sovereign Bank paid $102,866 as a sponsor of NEA in 2006.

United Way of Massachusetts.  Mrs. Heard served as president and chief executive officer of United Way of Massachusetts until July 2004. The United Way of Massachusetts maintains deposit accounts with Sovereign Bank.

Dana Farber Cancer Institute.  Mrs. Heard is a director of the Dana Farber Cancer Institute which maintains deposit accounts with Sovereign Bank.

Personal Banking Relationships.  Mrs. Heard maintains deposit accounts with Sovereign Bank.

Mr. Andrew C. Hove.  In making its determination that Mr. Hove is an independent director within the meaning of the NYSE rules and applicable SEC rules and regulations, the Board reviewed and considered the fact that Mr. Hove maintains deposit accounts with Sovereign Bank.

Mr. William J. Moran.  In making its determination that Mr. Moran is an independent director within the meaning of the NYSE rules and applicable SEC rules and regulations, the Board reviewed and considered the fact that Mr. Moran has no relationships with us or Sovereign Bank other than those relating to his service as one of our directors.

Mrs. Maria F. Ramirez.  In making its determination that Mrs. Ramirez is an independent director within the meaning of the NYSE rules and applicable SEC rules and regulations, the Board reviewed and considered the following:

Schroder Hedge Funds.  Mrs. Ramirez is a director of Schroder Hedge Funds, a subsidiary of Schroder Plc. A member of the Schroder family of funds maintains a trading account with one of our subsidiaries, Sovereign Securities Corporation, LLC. The total fees paid to us from July 2004 to May 31, 2006 were less than $100,000.

Edward Jones & Co.  Mrs. Ramirez is a member of the Advisory Committee on Investment Policy of Edward Jones & Co. which maintained a trading account with us. The last trade for this account occurred in September 2005 and the total fees paid across the life of this relationship were approximately $310,000.

Personal Banking Relationships.  Mrs. Ramirez maintains deposit accounts with Sovereign Bank.

Mr. Daniel K. Rothermel.  In making its determination that Mr. Rothermel is an independent director within the meaning of the NYSE rules and applicable SEC rules and regulations, the Board reviewed and considered the following:

Cumru Associates.  Mr. Rothermel is owner, president and chief executive officer of Cumru Associates which maintains deposit accounts with Sovereign Bank. Cumru Associates’ contract for providing ground maintenance services to Sovereign Bank was terminated at the end of 2005.

Personal Banking Relationships.  Mr. Rothermel maintains deposit accounts with Sovereign Bank and his adult son maintains a line of credit with Sovereign Bank.

Mr. Cameron C. Troilo.  In making its determination that Mr. Troilo is an independent director within the meaning of the NYSE rules, the Board reviewed and considered the following:

Lease Rental Relationships.  As of December 31, 2006, Mr. Troilo or his affiliates lease 23 commercial properties to other tenants, including Sovereign Bank and other banking tenants. In 2006, Sovereign Bank paid total rental payments of $571,198.73 ($425,131.16 of actual rental payments and $144,067.57 of pass-through expenses and other adjustments) to Mr. Troilo for one location. Sovereign Bank paid 6th & Bay Group, LLC, an entity in which Mr. Troilo owns a 50% equity interest, total rental payments of $110,329.86 ($82,374.42 of actual rental payments and $27,955.44 of pass-through expenses). In March 2006, Mr. Troilo received a bona fide offer from another bank to lease 4,000 square feet to such other bank for annual rental payments that would be substantially more than the annual rent Sovereign Bank pays to Mr. Troilo for such space. In 2005, Mr. Troilo offered to terminate all leases with Sovereign Bank in exchange for a one-time payment of $500,000, which Sovereign Bank declined to accept. In September 2006, this offer was withdrawn due to changing market conditions. Both 2006 gross and 2006 net rental payments by Sovereign Bank to Mr. Troilo constituted less than three percent of Mr. Troilo’s 2006 gross income and are not a significant percentage of Mr. Troilo’s 2006 gross income.

Commercial Banking Relationships.  As of September 30, 2006, Mr. Troilo and his affiliates have thirteen separate direct loans for the aggregate original amount of $23.2 million, with $16.5 million outstanding at September 30, 2006. Sovereign Bank’s net exposure is $10.0 million as a result of loan participations being sold without recourse. Mr. Troilo paid Sovereign Bank approximately $584,000 in interest and fees in 2006.

Mr. Ralph V. Whitworth.  In making its determination that Mr. Whitworth is an independent director within the meaning of the NYSE rules and applicable SEC rules and regulations, the Board reviewed and considered the following:

Relational Investors LLC.  Mr. Whitworth is founder, principal and one of two managing members of Relational, our second largest shareholder. As permitted under the Settlement Agreement, Relational is seeking to uphold a court decision stating that a shareholder has the right to remove our directors without cause. Sovereign and Relational also have other rights and obligations under the Settlement Agreement.

Personal Banking Relationship.  Mr. Whitworth maintains a deposit account with Sovereign Bank solely for the receipt of director fees.

Santander Relationship: Messrs. Gonzalo de las Heras and Juan Rodriguez-Inciarte.  In making its determination that Messrs. de las Heras and Rodriguez-Inciarte are independent directors within the meaning of the NYSE rules, the Board reviewed and considered the following:

•	Messrs. de las Heras and Rodriguez-Inciarte serve as executive officers of Santander or its affiliates. As of the record date, Santander owned 117,630,664 shares, or 24.9%, of our common stock and may vote 94,036,940 shares, or 19.9%, of our common stock in its sole discretion. Under the terms of a related Voting Trust Agreement, the remaining shares of our common stock owned by Santander are required to be voted on all other matters in the same proportion as the shares voted by shareholders other than Santander and its affiliates.

•	Santander is the obligor on a $5,000 letter of credit supporting the debt of a Sovereign borrower.

•	In May 2006, Santander’s capital markets group, Santander Investment Securities Inc., received approximately $800,000 in underwriting discounts in connection with our capital market initiatives to fund the acquisition of Independence Community Bank Corp.

•	Pursuant to the order issued by the Board of Governors of the Federal Reserve System in connection with Santander’s investment in Sovereign, Santander is deemed to be in control of us for purposes of the U.S. Bank Holding Company Act and is expected to serve as a “source of strength” for Sovereign Bank.

•	In January 2006, Santander extended a total of $400 million in unsecured lines of credit to Sovereign Bank for federal funds and Eurodollar borrowings and for the confirmation of standby letters of credit issued by Sovereign Bank. In May 2006, Santander issued a $25 million unsecured line of credit to Independence Community Bank, prior to its acquisition by Sovereign Bank, to be used solely for confirmation of standby letters of credit issued by Independence. These lines of credit are at market rates, in the ordinary course of business and can be cancelled by either Sovereign Bank or Santander at any time and can be replaced by Sovereign at any time. As of December 31, 2006, the average balance outstanding was $147.4 million, of which $88.4 million was federal funds and Eurodollar borrowings and $59.0 million was for confirmation of standby letters of credit. Sovereign Bank paid approximately $147,000 in fees and $4.4 million in interest to Santander in 2006 in connection with these lines of credit, which, for the fiscal year ended December 31, 2006, comprised less than 0.03% of Santander’s net operating income and less than 0.01% of Santander’s combined gross operating income.

•	Sovereign and Santander have certain rights and obligations under the Investment Agreement, including those provisions, among other things, relating to a possible sale of Sovereign to Santander after a two-year standstill or to another institution approved by the Board and our shareholders, as well as provisions which affect the ongoing interaction between us and Santander including:

•	Sovereign and Santander have an obligation to each appoint at least one of the other party’s employees to at least one position with direct reporting to the department head within each of its financial control department, internal audit department and risk management department. Presently, one Santander representative is located in each of the Audit, Risk Management, Marketing and Finance Departments;

•	The affirmative vote of the Board, including at least one Santander director is required in order to expand our Board over 12 directors and amend our bylaws in any manner adversely affecting Santander; and

•	In general, Santander must be notified of any acquisition proposals to acquire us, following which Santander has certain exclusive rights to negotiate an acquisition proposal; provided that any Santander acquisition must be approved by a majority of the non-Santander shareholders present and voting at the relevant shareholder meeting. For additional information regarding the Investment Agreement, see the description contained in our Annual Report on Form 10-K for the year ended December 31, 2006.

•	The statement in the commentary to the NYSE listing standards that because “the concern is independence from management, the Exchange does not view ownership of even a significant amount of stock, by itself, as a bar to an independence finding.”

Committees of the Board

Descriptions of certain Board’s committees are set forth below.

Audit Committee

Members:	Brian Hard, Chair	Andrew C. Hove, Jr.
	Daniel K. Rothermel, Vice Chair	William J. Moran
	P. Michael Ehlerman	Maria Fiorini Ramirez
Ralph V. Whitworth

Our Board has affirmatively determined that each member of the Audit Committee is independent as required under the NYSE’s listing standards and the SEC’s rules and regulations and is “financially literate” as required by the NYSE’s listing standards. The Board has designated Mr. Moran, effective as of January 16, 2007, as the Committee’s audit committee financial expert, as such term is defined by SEC rules and regulations. During the 2006 fiscal year until January 16, 2007, Mr. Ehlerman was the audit committee financial expert.

The Audit Committee is responsible for the appointment, compensation, oversight and termination of our independent auditor. The Audit Committee is required to pre-approve audit and permissible non-audit services performed by the independent auditor. The Audit Committee also assists the Board in providing oversight over the integrity of our financial statements, our compliance with applicable legal and regulatory requirements and the performance of our internal audit function. The Audit Committee is also responsible for, among other things, reporting to the Board on the results of the annual audit and reviewing the financial statements and related financial and non-financial disclosures included in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Importantly, from a corporate governance perspective, the Audit Committee also regularly evaluates the independent auditor’s independence from us and our management, including approving consulting and other legally permitted non-audit services provided by our auditor and the potential impact of the services on the auditor’s independence. The Audit Committee also meets periodically with our independent auditor and our internal auditors outside of the presence of our management, and possesses the authority to retain professionals to assist it with meeting its responsibilities without consulting with management. Since the earnings release for the third quarter of 2006, all earnings releases are transmitted to Audit Committee members and reviewed prior to dissemination at a duly convened meeting of the Audit Committee. The Audit Committee also reviews and discusses with management the use of pro forma information and financial information provided to analysts and rating agencies. The Audit Committee also discusses with management and the independent auditors the effect of critical accounting policies, accounting initiatives and off-balance sheet transactions. The Audit Committee is also responsible for receiving and retaining complaints and concerns relating to accounting and auditing matters. Our Audit Committee met 12 times in 2006.

The Audit Committee is governed by a written charter, which complies with the requirements of the NYSE’s listing standards and SEC rules and regulations. A copy of the Audit Committee’s charter is posted, in full text, on our website at www.sovereignbank.com under the tab “Investor Relations”.

Nominating Committee

Members:	Daniel K. Rothermel, Chair	Andrew C. Hove, Jr.
	Gonzalo de las Heras	Juan Rodriguez-Inciarte*
	P. Michael Ehlerman	Ralph V. Whitworth
Brian Hard

*	As an alternate to serve in the absence of Mr. de las Heras.

Our Board has determined that each member of the Nominating Committee is independent, as required under the NYSE’s listing standards. Our bylaws provide for both shareholder and Board nomination of director candidates. The Nominating Committee is required to develop and recommend criteria for the selection of new directors to the Board, including but not limited to, diversity, age, skills, experience, time availability (including the number of other boards a director candidate sits on), NYSE listing standards, applicable federal and state laws and regulations, in the context of the needs of the Board and Sovereign and such other criteria as the Nominating Committee shall determine to be relevant. The Nominating Committee is authorized to identify and recommend to the Board potential nominees for submission to our shareholders for election as directors of Sovereign or for election to fill vacancies on the Board. The Nominating Committee strives to identify, review and recommend only those nominees who appear to possess the characteristics, skills, experience, education and background described more specifically below under “Nominating Committee Process for the Selection of Nominee Candidates.” The Nominating Committee’s review of candidates is performed without regard to gender, race or religious affiliation. One of the objectives of this review is to have a Board which consists of members with a mix of diverse backgrounds, skills, experiences and personalities which will foster, not only good decision making, but also the chemistry to create an environment encouraging active, constructive, and informed participation among Board members. The Nominating Committee is also required to recommend to the Board nominees for appointment to the committees of the Board annually. The Nominating Committee is also responsible for the oversight of an annual evaluation of the Board.

The Nominating Committee met twice in 2006.

The Nominating Committee is governed by a written charter, which complies with the requirements of the NYSE’s listing standards. A copy of the Nominating Committee’s charter is posted, in full text, on our website at www.sovereignbank.com under the tab “Investor Relations”.

Ethics and Corporate Governance Committee

Members:	Andrew C. Hove, Jr., Chair	Marian L. Heard
	Brian Hard	William J. Moran
	Gonzalo de las Heras	Juan Rodriguez-Inciarte*
Daniel K. Rothermel

*	As an alternate to serve in the absence of Mr. de las Heras.

In February 2007, our Board approved the integration of our Nominating Committee with our Ethics and Corporate Governance Committee into a new single committee to be called the Nominating Committee. This change will be effective on the date of meeting. Following the merger of the Committees, the Nominating Committee will be responsible for fulfilling the duties and responsibilities of the Ethics and Corporate Governance Committee, which will be set forth in a revised Nominating Committee Charter.

Our Board has determined that each member of the Ethics and Corporate Governance Committee is independent, as required under the NYSE’s listing standards. The Ethics and Corporate Governance Committee monitors, oversees and reviews compliance, by our directors, officers and team members with our Code of Conduct and Ethics, as well as certain other corporate governance related policies. Our Code of Conduct and Ethics regulates potential conflicts of interest and transactions between Sovereign and its affiliates, the possible misuse or abuse of confidential information by our affiliates, and trading in our stock by our affiliates. When exercising its authority, the Ethics and Corporate Governance Committee is required to consider our mission, vision and values. The Ethics and Corporate Governance Committee also is required to annually review our Code of Conduct and Ethics and to make recommendations to the Board with respect to modification. The Ethics and Corporate Governance Committee met twice in 2006.

The Ethics and Corporate Governance Committee is governed by a written charter, which complies with the requirements of the NYSE’s listing standards. A copy of the current Ethics and Corporate Governance Committee’s charter is posted, in full text, on Sovereign’s website at www.sovereignbank.com under the tab “Investor Relations.”

Compensation Committee

Members:	P. Michael Ehlerman, Chair	William J. Moran
	Gonzalo de las Heras	Juan Rodriguez-Inciarte*
	Brian Hard	Daniel K. Rothermel
	Andrew C. Hove, Jr.	Ralph V. Whitworth

*	As an alternate to serve in the absence of Mr. de las Heras.

Our Board has determined that each member of the Compensation Committee is independent, as required under the NYSE’s listing standards. The Compensation Committee determines executive and director compensation. For a more complete description of the process and evaluation performed by the Compensation Committee with respect to the foregoing, please see the section of this proxy statement entitled “Compensation Discussion and Analysis.” The Compensation Committee met four times in 2006.

The Compensation Committee is governed by a written charter, which complies with the requirements of the NYSE’s listing standards. A copy of the Compensation Committee’s charter is posted, in full text, on our website at www.sovereignbank.com under the tab “Investor Relations.”

Other Board Committees

The Board also maintains a number of other committees, including the Mergers and Acquisition Committee, the Retirement Savings Plan Committee and the Executive Committee. Our Mergers and Acquisition Committee, which did not meet in 2006, consists of five directors, all of whom are independent directors under the NYSE’s listing standards. Our Mergers and Acquisition Committee reviews our mergers and acquisitions and other strategic alternatives. Our Retirement Savings Plan Committee, which met twice in 2006, presently consists of five directors, all of whom are independent directors. Our Executive Committee has the ability to exercise all of the powers of the Board in the management and direction of the business and affairs of Sovereign between Board meetings, except those, which by statute, are reserved to the Board. Our Executive Committee, which met once in 2006, consists of six directors, all of whom are independent directors under the NYSE’s listing standards.

Nominating Committee Process for the Selection of Nominee Candidates

To be considered by the Nominating Committee, a director nominee is evaluated under the following characteristics, some of which the Nominating Committee considers mandatory as indicated below:

•	excellent character and integrity (mandatory);

•	no real or apparent material conflicts of interest and a willingness to acknowledge that he or she represents all shareholders (mandatory);

•	experience in the financial services business and “hands on” familiarity with the regulatory relationship between banks and bank holding companies evidenced by prior service on the Board of Directors of Sovereign Bank, or service on a board of a bank or bank holding company acquired by Sovereign (mandatory). Persons who the Nominating Committee determines to be otherwise qualified but do not meet this prior experience requirement may be invited to serve on the Board of Directors of Sovereign Bank before becoming eligible to be a nominee for election as a director of Sovereign;

•	willingness to agree to observe our corporate governance policies, including our Code of Conduct and Ethics, and the principles underlying applicable federal and state banking laws (mandatory);

•	leadership in his or her field;

•	a history of achievements that reflect high standards for himself or herself and others;

•	broad experience and the ability to exercise sound business judgment;

•	experience as either a CEO, CFO, or COO of a significant business;

•	the ability to work in a collegial board environment (mandatory);

•	the ability to approach others assertively, responsibly and supportively, and a willingness to ask tough questions in a manner that encourages open discussion;

•	service on no more than one other for-profit public company board and such service does not prevent the individual from devoting adequate time to Sovereign;

•	the director is “financially literate”;

•	significant executive, professional, educational or regulatory experience in financial, auditing, accounting, or banking matters;

•	experience as an audit committee member preferably at a financial services company;

•	understands and stays current on corporate governance and management “best practices” and their application in complex, rapidly evolving business environments;

•	the ability and time to perform during periods of both short-term and prolonged crises; understands and possesses empowerment skills and has a history of motivating high-performing talent;

•	possesses skills and the capacity to provide strategic insight and direction;

•	diversity of experience, skills, qualifications, occupations, education and backgrounds;

•	availability to attend Board meetings;

•	availability to participate in additional committee meetings which may or may not be held on the date of Board meetings;

•	availability (by telephone or in person) to participate in special meetings of the Board on an as needed basis;

•	availability to rigorously prepare prior to a Board and committee meeting (especially by critically reading all materials provided);

•	capacity to give undivided attention at each Board and committee meeting; and

•	availability to participate in ongoing director education.

In addition to these requirements, the Nominating Committee will also evaluate, in the context of the needs of the Board, whether the nominee’s skills are complementary to the existing Board members’ skills, and assess any material relationships with Sovereign or third parties that might adversely impact independence and objectivity, as well as such other criteria as the Nominating Committee determines to be relevant at the time. The Nominating Committee and the Chief Executive Officer of Sovereign interview candidates that meet the criteria, and the Nominating Committee recommends to the Board nominees that best suit the Board’s needs. The Nominating Committee may from time to time hire an independent search firm to help identify and facilitate the Nominating Committee and interview process of director nominees.

Because the appointments to the Board of Messrs. de las Heras, Rodriguez-Inciarte and Sanchez were required by the terms of the Investment Agreement, the appointments of Messrs. Whitworth and Moran were required by the terms of the Settlement Agreement, and the appointment of Mrs. Ramirez was required by the terms of the Independence merger agreement, Sovereign did not follow its usual process and did not evaluate each of the foregoing characteristics normally considered in connection with the Board appointments required by the Investment Agreement, the Settlement Agreement and the Independence merger agreement.

The Nominating Committee considers nominees recommended by shareholders that are made in accordance with the procedures set forth in our bylaws. Our bylaws provide that any shareholder entitled to vote for the election of directors may nominate candidates for election to the Board by giving proper notice of the nomination in writing, delivered or mailed by first-class United States mail, postage prepaid, to the Secretary of Sovereign not less than 90 days nor more than 120 days prior to such annual meeting. Potential nominees recommended by shareholders who comply with these procedures receive the same consideration that the Nominating Committee’s nominees receive, except that the Nominating Committee will also review the performance of any potential nominee who serves on the Board or the Board of Directors of Sovereign Bank as an additional consideration which is not applied to potential nominees recommended by shareholders.

DIRECTORS OF SOVEREIGN

The principal occupation and business experience during the last five years of, and other information with respect to, each of our nine continuing directors and the Board’s three Class II nominees for director is below. Except as otherwise indicated, none of the corporations or organizations listed below are a parent, subsidiary or other affiliate of Sovereign.

JOSEPH P. CAMPANELLI. Age 50. Mr. Campanelli is President and Chief Executive Officer of Sovereign and Sovereign Bank. Mr. Campanelli joined Sovereign Bank in 1997 when it acquired Fleet Financial Group’s indirect auto lending business, which he had headed. He became President and Chief Operating Officer of our New England Division in 1999 when Sovereign acquired 268 branches that Fleet had to divest after its merger with BankBoston Corp. Mr. Campanelli played an active role in the branches’ acquisition and integration, which at the time was the largest branch divestiture in U.S. history.
Prior to establishing our presence in New England, Mr. Campanelli spent nearly 20 years serving in a variety of executive positions with both Fleet and Shawmut Bank. He began his banking career in Hartford, Connecticut. in 1979.
Recognized as an innovative leader, Mr. Campanelli has been instrumental in establishing key economic development programs with a variety of agencies and industry groups. As a member of the Massachusetts Job Growth Task Force, he introduced two programs in conjunction with State Treasurer Timothy Cahill designed to encourage job growth and home ownership in the Commonwealth: The Sovereign Bank Job Foundation Loan Program for small businesses and the Massachusetts Educator Home Loan Program.
Mr. Campanelli is Chairman of the Massachusetts Business Roundtable, a non-profit, nonpartisan, statewide public affairs organization of CEOs representing Massachusetts’ leading industry and business enterprises. Mr. Campanelli also serves as Chairman of the board of trustees for Tufts-New England Medical Center. In addition, he plays a leadership role with the United Ways of New England and serves as chairman for the organization’s 2006 fund drive. He is also a director of the Boys and Girls Club of Boston and serves on the board of trustees at Suffield Academy in Suffield, Connecticut.
Mr. Campanelli was appointed to the Board, as a Class III director, effective on January 16, 2007.
GONZALO DE LAS HERAS. Age 67. Mr. Gonzalo de las Heras joined Banco Santander in 1990. He is Executive Vice President of Grupo Santander, supervising its U.S. business. He is Chairman of Santander Bancorp, Puerto Rico; Banco Santander International, Miami; Santander Trust & Bank (Bahamas) Limited, and Banco Santander (Suisse). Prior to that, Mr. de las Heras held various positions at J.P. Morgan, lastly as Senior Vice President and Managing Director heading its Latin American division. He served as a Director of First Fidelity Bancorporation until its merger with First Union.
Mr. de las Heras has a law degree from the University of Madrid and as a Del Amo Scholar pursued postgraduate studies in Business Administration and Economics at the University of Southern California.
From 1993 to 1997, Mr. de las Heras served on the New York State Banking Board. He is chairman of the Foreign Policy Association, a Trustee and past chairman of the Institute of International Bankers, and a Director of both The Spanish Institute and the Spain-US Chamber of Commerce. Mr. de las Heras was elected to Sovereign Bancorp’s Board in September of 2006.
Mr. de las Heras was appointed to the Board as a Class I director, effective on October 6, 2006, pursuant to the terms of the Investment Agreement. Mr. de las Heras serves on our Compensation, Executive, Nominating, Mergers and Acquisition and Retirement Savings Plan Committees.

P. MICHAEL EHLERMAN. Age 68. Mr. Ehlerman has served as Chairman of Yuasa Battery, Inc. (a leading manufacturer of motorcycle and sportscraft batteries) since 2000, as Chairman and CEO from October 2000 until October 2003; as Vice Chairman and CEO of Yuasa Inc. from 1998 until 2000, and as President and COO of Yuasa’s predecessor company from 1991 until 1998. He also served as a director of Yuasa Corporation (Japan) from June 1998 to June 2005. Yuasa Corporation (Japan) is a subsidiary of GS Yuasa Corporation, a publicly held corporation which is headquartered in Japan and listed on the Tokyo Stock Exchange and the Osaka Stock Exchange. Mr. Ehlerman also served as Executive Vice President of Finance of Exide Corporation, one of the world’s largest publicly owned automotive and industrial battery manufacturers, and held other senior executive financial and accounting positions with Exide’s predecessor entities from 1977 to 1991. During his long career in finance and accounting, Mr. Ehlerman also served on the internal audit staff at General Electric Company and as assistant controller at United States Gypsum Company.
Mr. Ehlerman was elected to the Board in September 2002, and has served as a director of Sovereign Bank since January 2001. In January 2007, Mr. Ehlerman was elected Chairman of the Board of Sovereign and Sovereign Bank. Mr. Ehlerman served as Co-Lead Director of the Board between October 2006 and January 2007. Mr. Ehlerman has served on our Audit Committee since 2002. Mr. Ehlerman also serves on our Nominating and Retirement Savings Plan Committees and as Chairperson of our Compensation Committee. He also serves as a member of Sovereign Bank’s Executive, Audit, Risk Management and CRA Committees and as Chairperson of the Asset Liability Committee.
BRIAN HARD. Age 60. Mr. Hard has been a director of Penske Corporation, a $17 billion closely held and diversified transportation services holding company, since 2001. Penske Corporation’s subsidiaries operate globally in a variety of segments, including retail automotive, truck leasing, transportation logistics, transportation component manufacturing, and high-performance racing. Mr. Hard became a director and President of Penske Truck Leasing Co., LP, a $4 billion global company, in 1988. Penske Truck Leasing Co., LP is a joint venture of Penske Corporation and General Electric Company and is one of the leading global transportation services companies, employing approximately 20,000 people, operating more than 200,000 vehicles and serving customers from nearly 1,000 locations in the U.S., Canada, Mexico, South America, Europe and Asia. As President of Penske Truck Leasing Co., LP, Mr. Hard is responsible for its overall business operations, including its financial condition and results of its operations. In addition to his many other duties as President of Penske Truck Leasing Co., LP, Mr. Hard is responsible for oversight of its Chief Financial Officer and other senior accounting and financial officers, including indirect oversight of the preparation, analysis and evaluation of its financial statements. Mr. Hard has also served as a director of the Reading Hospital and Medical Center since 1988 and as a Trustee of Franklin & Marshall College since July 2004.
Mr. Hard was elected to the Board in November 1999, and has served as a director of Sovereign Bank since 1996. Mr. Hard has served as a member of our Audit Committee and as Chairperson of the Audit Committee since 2000. Mr. Hard also serves on our Executive, Compensation, Ethics and Corporate Governance, Nominating, Mergers and Acquisition and Retirement Savings Plan Committees. He also serves as a member of Sovereign Bank’s Executive Committee and as Chairperson of the Audit Committee.

MARIAN L. HEARD. Age 66. Mrs. Heard is currently the President and Chief Executive Officer of Oxen Hill Partners, specialists in leadership development programs. On June 2, 2006, Mrs. Heard was elected to the board of BioSphere Medical, Inc., a publicly-traded company specializing in the development and commercialization of bioengineered microspheres for use in embolization. Mrs. Heard has served as a director of CVS Corporation (“CVS”) since 1999. CVS is a publicly held corporation listed on the NYSE and is the largest retail pharmacy in the United States with more than 6,200 retail and specialty pharmacy stores in 43 states and the District of Columbia. She has served on the Audit, Nominating and Corporate Governance Committees of CVS since 2000 and recently joined the Management Planning Committee. She has served as a director of Liberty Mutual Holding Company, Inc. (“Liberty Mutual Group”), a holding company for the family of Liberty Mutual Group insurance companies since 1994. Liberty Mutual Group is a leading global insurer and the sixth largest property and casualty insurer in the United States. In 2006, Liberty Mutual Group ranked 102nd on the Fortune 500 list of largest companies in the U.S. based on 2006 revenue. Mrs. Heard has served as a director of Blue Cross and Blue Shield of Massachusetts since 1992. Mrs. Heard served as a director of Fleet Bank of Massachusetts from 1992 to 1998 and subsequently Fleet Financial Corporation (“Fleet”) from 1998 until it was acquired by Bank of America in 2004. Fleet was the seventh largest banking institution in the U.S. and listed on the NYSE when it announced its merger with Bank of America. Mrs. Heard was appointed President and Chief Executive Officer of the United Way of Massachusetts Bay and Chief Executive Officer of the United Way of New England in February 1992. Mrs. Heard retired from the United Way in July 2004. During the last two years of her tenure, the United Way of Massachusetts Bay was number one among United Ways in America in the leadership giving category.
Mrs. Heard joined Sovereign Bank’s Board of Directors in 2004 and was elected to the Board in 2005. She serves as a member of our Ethics and Corporate Governance and Retirement Savings Plan Committees. She also serves as a member of Sovereign Bank’s Asset Liability and CRA Committees.
ANDREW C. HOVE, JR. Age 72. Before joining Sovereign, Mr. Hove served as the Vice Chairman and then as the Acting Chairman of the Federal Deposit Insurance Corporation, Washington, D.C. from 1990 until his retirement in January 2001. Prior to 1990, he served as Chairman and Chief Executive Officer of Minden Exchange Bank & Trust Co., headquartered in Nebraska. Mr. Hove also served as President of the Nebraska Bankers Association and acted as Vice President, American Bankers Association, representing Nebraska. Since March 15, 2002, Mr. Hove has served as a director of Great Western Bancorporation, Inc. (“Great Western”), a bank holding company headquartered in Omaha, Nebraska (formerly known as Spectrum Bancorporation, Inc.). Great Western operates banking locations in Nebraska, South Dakota, Iowa, Missouri and Kansas. Mr. Hove also serves as a director of Wilber Co., a bank holding company located in Wilber, Nebraska. Wilber Co. is the parent company of, among others, Saline State Bank, which operates seven branch locations in Nebraska. Due to geographic location and size considerations, neither Great Western nor Wilber Co. competes with Sovereign in any material respect.
Mr. Hove joined Sovereign Bank’s Board as a director in 2001 and became a director of Sovereign in February 2002. Mr. Hove serves on our Executive, Compensation, Audit and Nominating Committees and as Chairman of the Ethics and Corporate Governance Committee. He also serves as a member of Sovereign Bank’s Executive, Audit and Asset Liability Committees and as Chairperson of Sovereign Bank’s Risk Management Committee.

No photo available.	WILLIAM J. MORAN. Age 65. Mr. Moran retired from JPMorganChase in June 2005 as Executive Vice President and General Auditor.
Mr. Moran became Executive Vice President and General Auditor of J.P. Morgan Chase & Co. on January 1, 2001. Prior to the merger with J.P. Morgan Incorporated, he was General Auditor of the Chase Manhattan Corporation, a position he held since 1992. He was named Executive Vice President in 1997. Prior to becoming General Auditor, Mr. Moran held various positions in Auditing, including Director of Electronic Data Processing (EDP) Audit and Systems Review Executive; Director of Corporate, Subsidiary and MIS Audit and 1985 he was named the Director of the Western Hemisphere Audit Group. In that capacity he had responsibility for Chase’s Special Investigations unit and audits of various head office areas, subsidiaries of the Corporation and businesses in the Caribbean and South America.
Mr. Moran is a Certified Public Accountant and a Certified Bank Auditor. Prior to joining the Chase Manhattan Bank in 1975, he was with the accounting firm of Peat, Marwick, Mitchell & Co. (KPMG) for nine years, and was responsible for audits of companies in several industries. His specialty was audits of financial institutions.
Mr. Moran was appointed to our Board, as a Class III director, and as a director of Sovereign Bank, effective September 20, 2006, pursuant to the terms of the Settlement Agreement. He also serves on our Audit, Compensation, and Ethics and Corporate Governance Committees. On January 16, 2007, the Board designated Mr. Moran as our Audit Committee’s financial expert.
MARIA FIORINI RAMIREZ. Age 59. Mrs. Ramirez is President and Chief Executive Officer of Maria Fiorini Ramirez, Inc., an independent global economic and financial consulting firm formed in August 1992. Prior to our acquisition of Independence, Mrs. Ramirez served on the Board of Directors of Independence for six years. Since April 2000, Mrs. Ramirez has served as a director of the Independence Community Foundation. In February 2006, Mrs. Ramirez was appointed to the Board of Directors of Security Mutual Life located in Binghamton, New York. In April 2005, she was appointed a director of AMF Funds Chicago, a family of fixed income funds, and, in February 2004, she was appointed a director of Schroder Hedge Funds based in Bermuda. Mrs. Ramirez was appointed a trustee of Pace University in May 2002. In February 1996, she was appointed to the Investment Policy and Product Review Committees of Edward Jones & Co., an investment firm based in St. Louis.
Mrs. Ramirez served as a director of Arlington Capital, London, a private equity firm, from 1991 to 2000. From 1996 to 1998, she served as a director of the mutual funds group of Security Benefit Life Insurance Company in Topeka, Kansas. From 1989 to 2000, Mrs. Ramirez served as a director of Statewide Savings Bank, S.L.A. in New Jersey. In 1974, Mrs. Ramirez joined Merrill Lynch where during her 10-year tenure she was appointed First Vice President and Senior Money Market Economist. Mrs. Ramirez became a Senior Vice President and Senior Money Market Economist at Becker Paribas in 1984 when the firm was acquired by Merrill Lynch. From 1984 to 1990, she was a Managing Director and Money Market Economist for Drexel Burnham Lambert.
Mrs. Ramirez was elected to our Board, as a Class III director, effective June 1, 2006, pursuant to the terms of the Independence merger agreement. She also serves on our Audit and Mergers and Acquisition Committees.

JUAN RODRIGUEZ-INCIARTE. Age 54. Mr. Rodriguez-Inciarte is the Executive Vice President for Consumer Finance and General Director for Strategic Investments of Grupo Santander. He is currently a director of the oil company Cepsa SA of Spain and is Vice-Chairman of the Board of Abbey National PLC of the U.K., a fully owned unit of Santander. Mr. Rodriguez-Inciarte also holds a seat on the board of directors of NIBC, a merchant bank based in The Netherlands. Mr. Rodriguez-Inciarte first joined Santander in 1985 and has served as head of retail banking and wholesale corporate banking. Mr. Rodriguez-Inciarte was a member of the Santander Board of Directors from 1991 to 1999. He was a Director of The Royal Bank of Scotland Group PLC from 1988 to 2004 and was a Director of First Fidelity Bancorp and First Union Corp.(now Wachovia Corp.), as well as San Paolo-IMI of Italy. Mr. Rodriguez-Inciarte is a member of the US-Spain Council and Fellow of The Chartered Institute of Bankers in Scotland.
Mr. Rodriguez-Inciarte was appointed to the Board, as a Class II director, and as a Director of Sovereign Bank, effective May 31, 2006, pursuant to the terms of the Investment Agreement. In the absence of Mr. de las Heras, Mr. Rodriguez-Inciarte serves on our Compensation, Executive, Ethics and Corporate Governance, Nominating, Mergers and Acquisition and Retirement Savings Plan Committees. He also served as a Co-Lead Director of our Board between October 2006 and January 2007.
ALBERTO SANCHEZ. Age 43. Mr. Sanchez is President and Chief Executive Officer of Santander Investment Securities Inc., an affiliate of Santander, and heads the corporate development group of Santander Consumer Finance. Since 1997, Mr. Sanchez has held the following positions within the Santander organization: Head of Equity Research; Head of Latin American Equities; and Head of Spanish Equities and Macroeconomics Research. Mr. Sanchez serves as a Director of Santander Consumer USA. He also serves as a Director of the Greenwich Village Orchestra.
Mr. Sanchez was appointed to our Board, as a Class III director, effective March 16, 2007, pursuant to the terms of the Investment Agreement.
CAMERON C. TROILO, SR. Age 68. Mr. Troilo is the President and Chief Executive Officer of Cameron C. Troilo, Inc., a holding company for various entities engaged in commercial real estate development, construction, leasing and management businesses. Mr. Troilo previously served as Vice Chairman of Yardley Savings & Loan Association, which was acquired by Sovereign Bank in 1989.
Mr. Troilo was elected to the Board in 1997, and has served continuously as a director of Sovereign Bank and a predecessor since 1974. Mr. Troilo serves on our Executive and Mergers and Acquisition Committees and as Chairperson of our Retirement Savings Plan Committee. Mr. Troilo also serves on Sovereign Bank’s Executive, Asset Liability and Risk Management Committees.

RALPH V. WHITWORTH. Age 51. Since 1996, Mr. Whitworth has been a principal of Relational, a private investment firm with approximately 40 employees and approximately $6.5 billion assets under management. Since 2000, Mr. Whitworth has been a member of E-celerator fund, LLC, a private investment firm with approximately three employees and $7.5 million assets under management. He is a former principal of Relational Advisors LLC (1997-2005; approximately 35 employees), a NASD registered broker dealer and investment bank. He is the former chairman of the board of Apria Healthcare Group Inc. (1998-2005), former chairman of the board of Waste Management, Inc. (1999; director 1998-2004), and a former director of Mattel, Inc. (2000-2003), Tektronix, Inc. (1999-2002) and Sirius Satellite Radio, Inc. (1994-2001). Mr. Whitworth is also a director of privately-held Titan Investment Partners, LLC, an investment fund which focuses on emerging companies.
From 1988 to 1996, Mr. Whitworth served as president of Whitworth and Associates, a Washington, D.C.-based advisory firm, which advised major corporations and investors on investments, acquisitions, and corporate governance matters. He was also President of Development at United Thermal Corporation from 1989 to 1992, and was a member of its board of directors.
Previous experience includes four years as assistant to the general partner at Mesa Limited Partnership, which during his tenure was the nation’s largest independent oil and gas exploration and production company. Mr. Whitworth also held the pro bono position of President of the United Shareholders Association, and while doing so, authored the petition for rulemaking which culminated in a major overhaul in 1992 of the Commission’s shareholder communication and compensation disclosure rules. In addition, he served on the U.S. Senate Judiciary Committee staff of Senator Paul Laxalt from 1981 to 1984.
Mr. Whitworth was appointed to the Board as a Class I director, effective on March 22, 2006, pursuant to the terms of the Settlement Agreement. As required by the Settlement Agreement, Mr. Whitworth serves on our Executive, Audit and Compensation Committees. He also serves on our Nominating Committee. Mr. Whitworth was appointed to the Board of Sovereign Bank, effective May 31, 2006.

EXECUTIVE AND DIRECTOR COMPENSATION

THE COMPENSATION COMMITTEE

Committee Members and Independence

Gonzalo de las Heras, P. Michael Ehlerman (Chair), Brian Hard, Andrew C. Hove, Jr., William J. Moran, Daniel K. Rothermel, Ralph V. Whitworth, and Juan Rodriguez-Inciarte (as an alternate member in the event of Mr. de las Heras’s absence) are the members of the Compensation Committee. Each member of the Compensation Committee qualifies as an independent director under New York Stock Exchange listing standards and our standards of board independence.

Authority and Responsibilities of Compensation Committee

The Compensation Committee operates under a written charter adopted by the board. A copy of the charter is available online on our website at www.sovereignbank.com under Investor Relations. The fundamental authority and responsibilities of the Committee are:

•	to adopt and review an executive compensation philosophy that reflects our mission, vision, values, and long-term strategic objectives;

•	to administer our executive compensation programs in a manner that furthers our strategic goals and serves the interests of our shareholders;

•	to establish compensation-related performance objectives for executive officers that support our strategic goals;

•	to evaluate the job performance of the Chief Executive Officer in light of the established goals and objectives;

•	to determine the total compensation levels of the senior executive officers and to allocate total compensation among the various components pursuant to the executive compensation philosophy;

•	to administer our equity compensation and other incentive compensation plans;

•	to make recommendations to the board regarding equity-based and incentive compensation plans;

•	to make recommendations regarding succession plans for senior executive officers; and

•	to recommend to the Board the compensation arrangements with respect to Sovereign’s and Sovereign Bank’s non-employee directors.

Compensation Committee Process

The Compensation Committee meets as often as necessary to perform its duties and responsibilities. Mr. Ehlerman works with the Chief Executive Officer to establish the meeting agenda. The Committee typically meets with the Chief Executive Officer and, where appropriate, with other members of our executive management team as well as with outside advisors.

The Committee receives and reviews materials in advance of each meeting. These materials include information that management believes will be helpful to the Committee as well as materials that the Committee has specifically requested. Depending on the agenda for a specific meeting, the materials may include:

•	financial reports on year to date performance versus budget and comparison to prior year performance;

•	calculations and reports on levels of achievement of individual and corporate performance objectives;

•	reports on our strategic objectives and budget for future periods;

•	reports on both current and past performance versus a peer group of companies;

•	information on the senior executive officers’ stock ownership holdings;

•	information with respect to equity compensation awards;

•	estimated value of equity awards (using a Black-Scholes evaluation methodology);

•	tally sheets setting forth the total compensation of the senior executive officers which includes, base salary, cash incentives, equity awards, perquisites, and other compensation as well as amounts payable to the executives upon voluntary or involuntary termination, early or normal retirement, or following a change in control; and

•	information regarding compensation programs and compensation levels at peer companies identified by our compensation consultant.

Management’s Role in the Compensation Process

Management plays an important role in the compensation process. The most significant aspects of management’s role are:

•	evaluating team member performance;

•	establishing business performance targets and objectives; and

•	recommending salary levels, and equity and incentive awards.

Our Chief Executive Officer also participates in Committee meetings at the Committee’s request to provide:

•	background information regarding our strategic goals;

•	evaluation of the performance of senior executive officers; and

•	compensation recommendations for the senior executive officers (other than himself).

Committee Advisors

The Compensation Committee charter grants the Committee the ability to hire advisors and consultants to assist the Committee with meeting its obligations under its charter.

In the fall of 2005, the Committee decided to engage a compensation consultant to identify specific peer group companies and to provide research with respect to compensation programs and compensation levels among these peer companies. The Committee initially identified possible consultants and asked our Director of Team Member Services to solicit proposals for services to the Committee from the candidates selected. Based upon interviews as well as the written proposals, we engaged Hewitt Associates to serve as the Committee’s compensation consultant in 2005 and 2006.

Annual Evaluation

The Compensation Committee meets each year to evaluate the performance of our senior executive officers, who at the end of 2006 were Messrs. Campanelli, McCollom, Lynch, and Thompson, to determine their annual equity and incentive bonuses for the prior fiscal year, if any, and to establish their annual performance objectives for the current fiscal year, as well as to review and set base salaries and to consider and approve any grants or awards to our senior executive officers under our equity incentive programs. The Committee did not evaluate the performance of Mr. Rose, who was not a senior executive officer in 2006. In 2007, our senior executive officer team, which we have named the “Office of the CEO,” will include Messrs. Campanelli, McCollom, Lynch, and certain other individuals. The Committee will evaluate the performance of the senior officer team for 2007 and future years.

Performance Objectives

The Compensation Committee’s process begins with establishing corporate performance objectives for senior executive officers in the first quarter of each fiscal year. The Committee engages in an active dialogue with the Chief Executive Officer and other senior executive officers concerning strategic objectives and performance targets. The Committee reviews the appropriateness of the financial measures used in our incentive plans and the degree of difficulty in achieving specific performance targets. The Committee establishes corporate performance objectives based on pre-established earnings per share and other goals for us or one or more of our business units.

Targeted Compensation Levels

Together with the performance objectives, the Compensation Committee established targeted total compensation levels for each of the senior executive officers. In making its determination, the Committee is guided by the compensation philosophy described below in the Compensation Discussion and Analysis. The Committee also considers historical compensation levels, competitive pay practices at our peer companies and the relative compensation levels among our senior executive officers as a group. We also consider industry conditions, corporate performance compared to peer companies, and the overall effectiveness of our compensation program in achieving desired performance levels.

As targeted total compensation levels are determined, the Committee also determines the portion of total compensation that will be contingent, performance-based pay. Performance-based pay generally includes cash bonuses for achievement of specific performance objectives and equity-based compensation whose value is dependent upon long-term appreciation in the price of our common stock.

Committee Effectiveness

In accordance with the provisions of our charter, the Compensation Committee reviews, on an annual basis, its performance and the effectiveness of our compensation program in obtaining desired results.

Reasonableness of Compensation

After considering all the components of the compensation paid to the senior executive officers, the Compensation Committee has determined that the compensation paid to senior executive officers is reasonable and not excessive.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy

We have designed our executive compensation program with the fundamental objective of supporting our core values and strategic mission and vision. The basis of our compensation philosophy is to align the interests of management with those of our shareholders. The following principles influence and guide the Compensation Committee’s compensation decisions:

•	The Compensation Committee examines our business plan and strategic objectives in order to ensure that its compensation decisions attract and retain leaders and reward them for achieving our strategic objectives.

•	At the core of our compensation philosophy is our belief that we should link pay directly to performance. This philosophy guides our compensation-related decisions:

•	A substantial portion of executive officer compensation is contingent and variable on achievement of objective corporate and/or individual performance objectives.

•	Our equity compensation plans do not permit discounted stock options, reload stock options, or re-pricing of stock options.

•	The Compensation Committee believes that compensation should generally increase with position and responsibility.

•	Total compensation is higher for individuals with greater responsibility and greater ability to influence our achievement of targeted results and strategic initiatives.

•	As position and responsibility increases, a greater portion of the executive officer’s total compensation becomes performance-based and contingent on the achievement of performance objectives.

•	Equity-based compensation is higher for persons with higher levels of responsibility, making a significant portion of their total compensation dependent on long-term appreciation in the value of our common stock.

Business Context

We are committed to maximizing shareholder value by aggressively building our business lines and units through an entrepreneurial, local market strategy. We are transforming our historical model of significant growth through merger and acquisition activity to a balanced organic growth model to achieve ongoing, consistent growth in revenues, earnings per share, and return on equity. The success of this model is dependent on a highly skilled executive team of unquestioned integrity committed to delivering creative solutions for driving increased market share and customer loyalty.

As a result, we have adopted guiding compensation principles that will directly align the interests of executives with shareholders in accomplishing these objectives. These guiding principles are as follows:

•	Attracting and retaining quality executive leadership;

•	Ensuring the alignment of the interests of executives and shareholders;

•	Motivating executives through competitive total compensation opportunities based on job scope and sustained individual and company performance; and

•	Using long-term equity compensation tied to our common stock and financial performance.

Compensation Targets

We believe that information regarding pay practices at peer companies is useful in two respects. First, we recognize that our compensation practices must be competitive if we are to attract and retain quality executives. Second, information provided by our compensation consultants is one of the many factors that we consider in assessing the reasonableness of our compensation package. Accordingly, we review compensation levels for our senior executive officers against compensation levels at the companies in the peer groups identified by our compensation consultant.

We base executive compensation opportunities on peer group information to determine competitive levels for base salary, annual and long-term incentives, and executive benefits and perquisites. We base actual compensation on competitive pay levels as well as individual positions in the executive group. We review our executive compensation programs annually, using an executive compensation consulting firm. Hewitt Associates worked with us in late 2005 and during 2006. We generally do not use formulas to allocate compensation between long- and short-term compensation or between equity and non-equity awards, rather we target all compensation components, base salary, annual and long-term incentives (including equity awards), benefits, and perquisites, at median market levels compared to our peer group, with the variable components having significant upside potential and downside risk to reinforce pay for performance. We use the same peer group to assess business performance. The peer group will change over time as needed, adding/replacing major U.S. financial services companies to reflect our asset size and competitive market for executive talent. Set forth below is our current peer group, as of March 1, 2007:

• SunTrust Banks, Inc.	• Popular, Inc.
• National City Corporation	• Marshall & Ilsley Corporation
• BB&T Corp.	• Huntington Bancshares Incorporated
• Fifth Third Bancorp	• Zions Bancorporation
• KeyCorp	• Commerce Bancorp, Inc.
• Regions Financial Corporation	• First Horizon National Corporation
• The PNC Financial Services Group, Inc.	• Compass Bancshares, Inc.
• M&T Bank Corporation	• Synovus Financial Corporation
• Comerica Incorporated	• New York Community Bancorp, Inc.
• UnionBanCal Corporation	• Astoria Financial Corporation
• Northern Trust Corporation	• Hudson City Bancorp, Inc.

For 2006, compensation paid to our named executive officers consisted primarily of base salary, short-term incentives, and long-term incentives, as described more fully below. In addition to executive officers being eligible for participation in company-wide benefits plans, we provide selected executive officers with certain benefits not available to the general team member population but competitive with peer group programs. Incentive awards are directly related to both corporate and individual performance. Market data, individual performance, retention needs, and internal pay equity have been the primary factors considered in decisions to increase or decrease compensation.

Furthermore, together with the performance objectives, the Compensation Committee establishes targeted total compensation levels for each of the senior executive officers. In making its determinations, the

Compensation Committee is guided by the compensation philosophy described in this Compensation Discussion and Analysis. The Compensation Committee also considers historical compensation levels, competitive pay practices at our peer companies and the relative compensation levels among our senior executive officers as a group. We also consider industry conditions, corporate performance compared to peer companies, and the overall effectiveness of our compensation program in achieving desired performance levels.

As targeted total compensation levels are determined, the Compensation Committee also determines the portion of total compensation that will be contingent, performance-based pay. Performance-based pay generally includes cash bonuses for achievement of specific performance objectives and equity-based compensation whose value is dependent upon long-term appreciation in the price of our common stock.

During 2006, we undertook an extensive review of our executive compensation programs. This review resulted in recommended program changes approved by our Board for 2007 and beyond that directly support our existing philosophy to deliver competitive programs that are easily understood and succinctly aligned to corporate performance goals. Our overall pay philosophy is to pay at the median (50%) level of our peer group for each element of executive compensation. The following provides an overview of each key compensation element and the future impact each will play in our executive compensation programs.

Base Salaries

Base salary is a critical element of executive compensation because it provides our executive officers with a base level of bi-weekly income. In determining the base salaries of senior executive officers, the Compensation Committee considers the following criteria:

•	the overall job scope and responsibilities;

•	the executive’s qualifications, including education and experience level;

•	the goals and objectives established for the executive;

•	individual performance versus objectives;

•	the executive’s past performance;

•	competitive salary practices at peer companies;

•	internal pay equity; and

•	the tax deductibility of base salary.

As a result of our 2006 executive compensation review, we will be implementing a new executive grade structure in 2007. In 2007, we will classify each executive officer position, below the Chief Executive Officer, into specific salary grades developed to target base salary at the median of our peer group and to differentiate more equitably between executive positions based on job scope and complexity. This new structure directly links executive compensation delivery to our executive pay philosophy and provides the framework for maintaining this competitive position on an ongoing basis.

We annually review the base salaries for our executive officers to assess the above criteria and determine any necessary adjustments and we generally adjust the base salaries effective with the first pay period in April. Periodic increases may also occur if warranted due to significant increases in job scope and responsibility. We adjusted the base salaries of certain of our named executive officers for 2007, as we describe more fully in the footnotes following the Summary Compensation Table.

Short-Term Incentive Compensation

Our short-term incentive programs contain two components, a cash bonus component, and an equity award component. We discuss our analysis of the mix between cash and equity compensation below and under “Long-Term Incentive Compensation.”

We provide annual short-term incentive opportunities for the named executive officers to reward achievement of company, market, and individual performance objectives, as well as to reinforce key cultural behaviors used to achieve short-term and long-term success. Each year, we implement both financial and non-financial measures that we establish for each named executive officer including threshold performance expectations for triggering incentive payout eligibility as well as target and maximum performance benchmarks for determining ongoing incentive awards and final incentive payouts. We target the variable compensation component at the median level as compared to our peer group for achievement of these benchmarks. Our short-term incentive programs provide significant variance higher or lower in order to reinforce our pay for performance philosophy.

At the senior executive officer level (i.e., in 2006, Messrs. Campanelli, McCollom, Lynch, and Thompson), annual awards for 2006 were tied 100% to meeting corporate earnings per share, while in 2007 that mix will shift to 20% individual performance factors and 80% company performance factor to reinforce the critical focus of our senior executive officers on certain annual objectives that have significant impact on our long-term performance strategy. Below the senior executive officer level (e.g., Mr. Rose in 2006), the target award mix for executives will be 60% individual performance factors and 40% company performance factor, reinforcing our company-wide annual incentive alignment.

We have also historically paid out annual short-term incentive compensation in both cash and restricted stock with a three or five-year “cliff” or “graded” vesting schedule. In 2006, as in prior years, the cash/restricted stock mix was 67%/33% for the senior executive officers and, in general, 65%/35% for all other executive officers. Based on the 2006 executive compensation study, we will be increasing the cash/restricted stock mix to 75%/25% below the senior executive officer level in 2007 to improve the program’s competitive position. We will continually assess our short-term annual incentive plan to ensure we continue to achieve and maintain a median competitive position.

Payout of short-term incentive awards to the named executive officers in 2006 were tied to our achieving a cash earnings per share target of $1.98, with our achieving cash earnings per share of $1.78 required for any payout. The awards would have vested ratably over three years. Because we did not reach these targets, the named executive officers did not receive a payout for 2006 performance under our short-term compensation programs. In accordance with the terms of his employment agreement, however, Mr. Campanelli received a bonus in the amount of $225,000 for 2006 payable one-third in cash and two-thirds in restricted stock under the 2001 Plan. In addition, the Compensation Committee recognized Messrs. McCollom’s and Rose’s performances in 2006 and awarded them a bonus of $200,000 and $80,000 respectively, payable 55% in cash and 45% in restricted stock under the 2001 Plan. Each restricted stock award vests ratably over three years. We describe the 2001 Plan under “Other Equity Compensation Plans.”

For 2007, pursuant to the terms of Mr. Campanelli’s new employment agreement, we set Mr. Campanelli’s short-term incentive bonus at $1,130,500, subject to performance goals that the Compensation Committee will set. The bonus is payable one-third in cash and two thirds in restricted stock under the 2004 Plan. We also set Mr. McCollom’s short-term incentive bonus for 2007 at $522,500, which is also payable one-third in cash and two-thirds in restricted stock under the 2004 Plan and has the same performance criteria. In addition, we set Mr. Rose’s target short-term incentive bonus for 2007 at $130,000. Mr. Rose’s bonus is payable 75% in cash and 25% in restricted stock under the 2004 Plan and is subject to the same performance criteria as Mr. Campanelli and Mr. McCollom. We describe the 2004 Plan under “Other Equity Compensation Plans.” Mr. Lynch did not receive a short-term incentive bonus for 2007.

On February 13, 2007, the Board approved potential supplemental short-term incentive compensation awards payable in 2008 and 2009 to Messrs Campanelli, McCollom, and Lynch. In the event that our cash earnings for 2007 and 2008 equal or exceed a predetermined amount per share, each of Messrs. Campanelli, McCollom, and Lynch will receive a cash payment of $225,500 for such year, provided that he is a member of the Office of the CEO on December 31, 2007, and December 31, 2008, respectively. In addition, we will not make these awards if our Tier 1 capital is less than 5% as of the end of the applicable year or certain other asset quality criteria are not satisfied as of such date. In the event of a change in control, all potential supplemental short-term compensation awards will be payable within 30 days after such change in control if such individual is serving as a member of the Office of the CEO immediately before the change in control. The Compensation Committee may, in its discretion, determine that a participant earned all or a portion of this award for a particular year notwithstanding our failure to achieve the cash earnings or other criteria established for the award.

Long-Term Incentive Compensation

We believe in maintaining a strong correlation between shareholders’ long-term interests and objectives for executives. This correlation is strengthened by using equity-based compensation through programs that are easily understood and incorporate long-term business growth strategies. We determine, on an annual basis, which executives will receive stock awards, the size and type of the awards, and the award restrictions (vesting and performance criteria). We target our stock awards to the median level compared to our peer group, although actual award size may vary based on individual performance and long-term potential of each executive as determined by the Compensation Committee.

We believe that equity compensation is the most effective means of creating a long-term link between the compensation provided to our executive officers with gains realized by shareholders. We have elected to use stock options and restricted stock as the primary equity compensation vehicles. We award all options and restricted stock pursuant to one of our shareholder-approved equity compensation plans. We describe each of the current equity compensation plans in the narrative following the Summary Compensation Table, the Grants of Plan-Based Awards Table, and the Outstanding Equity Awards at Fiscal 2006 Year End Table.

We use stock options as an incentive vehicle because, among other things:

•	we believe that stock options align the interests of executives with those of the shareholders, support a pay-forward performance culture, facilitate executive stock ownership and focus the executive management team on increasing value for our shareholders;

•	stock options are performance-based. All the value received by the recipient from a stock option is based upon the increase in the value of a share of our common stock above the option exercise price;

•	stock options help to provide a balance to the overall compensation program; and

•	the vesting period and performance criteria encourage executive retention and, we believe, the preservation of shareholder value.

All stock options include the following features:

•	the term of grants does not exceed 10 years (in the case of incentive stock options) and 10 years and one month (in the case of non-qualified stock options);

•	the grant price is not less than the closing price of a share of our common stock on the date of grant;

•	grants do not include “re-load provisions”; and

•	re-pricing of options is prohibited.

We also use restricted stock as an investment vehicle because, among other things:

•	restricted stock provides an equally motivating form of incentive compensation as stock options; and

•	awarding restricted stock permits us to use fewer shares than options to deliver the same value to the executive, which reduces the potential dilution to our shareholders.

In determining the number of options and shares of restricted stock that we grant to our executive officers as short-term incentive compensation, the Compensation Committee takes into account the individual’s position, scope of responsibility, and the value of the awards in relation to other elements of the executive’s total compensation.

We have historically provided long-term incentive compensation as a dollar amount award (converted to a whole number of shares) with five-year cliff vesting. For 2006, we gave our senior executive officers (i.e.,

Messrs. Campanelli, McCollom, Lynch, and Thompson) a prior choice of receiving the award as either restricted stock or stock options with competitive values, with award vesting also requiring a company financial and/or stock price performance thresholds as well. Executives below the senior executive officer level (e.g., Mr. Rose in 2006) were not subject to the performance thresholds and had an additional alternative of choosing a portion of the award in the form of cash.

Our 2006 executive compensation study indicated that our long-term incentive awards have historically been very conservative for our senior executive officers, largely due to incremental equity being in the form of restricted stock or as a stock match though the Bonus Deferral Program described in detail below under “Bonus Deferral Program.” To achieve the median competitive position set forth in our executive compensation philosophy, we will be increasing our target long-term incentive awards for this group. For effective expense management, we will phase in this increase from 2007 through 2009.

Based on our 2006 executive compensation review, we have simplified delivery of our cash and equity compensation programs by providing equity awards primarily through our long-term incentive program beginning in 2007. Beginning in 2007, certain of our executive officers will receive their long-term incentive award in the form of restricted stock. The new program will provide the following forms of equity compensation:

•	Our senior executive officers will receive shares of restricted stock using a performance-vesting grid incorporating return on asset-related performance metrics. The shares will have a five-year cliff-vesting schedule, which schedule may be reduced to three years if we meet certain performance criteria for the three-year cycle.

•	All other executives will receive shares of restricted stock that vest ratably over five years.

The simplification of our long-term incentive program improves the linkage of these awards to shareholder return, stock price appreciation, and internal financial performance, enhancing our executive officers’ alignment with overall shareholder interests while providing competitive equity compensation.

On March 14, 2007, we awarded Mr. Campanelli the following long-term incentive awards:

•	an award of $1,318,553 in the form of 51,932 shares of restricted stock (based on the $25.39 closing price of our common stock on December 29, 2006). The 2001 Plan governs the terms and conditions of this award. Subject to certain events provided for in the 2004 Plan, which will cause vesting of the restricted shares to accelerate, the restricted shares cliff vest in three years.

•	an award of $1,020,442 in the form of 42,160 shares of restricted stock (based on the $25.39 closing price of our common stock). The 2004 Plan governs the terms and conditions of the award. Subject to certain events provided for in the 2004 Plan, which will cause vesting of the restricted shares to accelerate, the shares cliff vest in five years unless the performance criteria that the Compensation Committee will set are satisfied, in which case the shares cliff vest in three years.

•	an award of $929,553 in the form of 36,611 performance units (based on the $25.39 closing price of our common stock), which will provide, upon vesting, cash payment to Mr. Campanelli equal to the value of 36,111 shares of our common stock on such vesting date. Subject to certain events, which will cause vesting of the performance units to accelerate, the performance units cliff vest in five years unless the performance criteria are satisfied, in which case the performance units cliff vest in three years.

On February 13, 2007, we awarded Mr. McCollom a long-term incentive award of $500,000 in the form of 19,693 shares of restricted stock (based on the $25.39 closing price of our common stock on December 29, 2006). The 2004 Plan governs the terms and conditions of the award and the restricted shares generally cliff vest in five years unless the performance criteria that the Compensation Committee will set are satisfied, in which case the shares cliff vest in three years. In addition, on February 13, 2007, the Compensation Committee awarded Mr. Rose a long-term incentive award for 2007 in the amount of $160,000 in restricted shares. This award vests ratably over five years. Mr. Lynch did not receive a long-term incentive award for 2007.

Equity Awards

Delegation of Administration

The Compensation Committee has delegated the day-to-day administration of its equity compensation plans to the Human Resources department (formerly Team Member Services).

Value of Equity Awards

All equity awards to our team members, including the named executive officers, are awarded and reflected in our consolidated financial statements, based on applicable accounting guidance, at fair market value on the grant date in accordance with SFAS 123(R).

Timing of Stock Option Grants

Subject to certain exceptions described below, we plan the dates of our equity awards, including stock options well in advance of any actual grant. The Compensation Committee approves our annual short- and long-term incentive awards at its regularly scheduled meeting in February of each year, which is after we release our annual earnings. Except in highly unusual circumstances, we do not grant stock options to executive officers at other dates. The grant date of stock options is established when the Compensation Committee approves the grant and all key terms have been determined. Under the terms of each of our equity compensation plans that provides for stock option grants, the exercise price of each of our stock option grants is the closing price of our common stock on the grant date. If, at the time of any option grant, any member of our Board or top management is aware of material non-public information, the Compensation Committee will not make the planned grant.

Internal Pay Equity

We believe that internal pay equity is an important factor for us to consider in establishing compensation for executive officers. We have not established a formal policy regarding the ratio of total compensation of the Chief Executive Officer to that of the other executive officers, but we review compensation levels to ensure that appropriate equity exists. The Compensation Committee intends to continue to review internal compensation equity and may adopt a formal policy in the future if the Committee deems such policy appropriate.

The Tax Deductibility of Compensation Should Be Maximized Where Appropriate

We generally seek to maximize deductibility for tax purposes of all elements of compensation. The Compensation Committee reviews compensation plans in light of applicable tax provisions, including Section 162(m) of the Internal Revenue Code, and may revise compensation plans from time to time to maximize deductibility. The Committee may, however, approve compensation that does not qualify for deductibility when the Committee deems it to be in our best interest.

Executive Stock Ownership Requirement

To ensure management commitment to investors’ goals, key executives are required to acquire an ownership stake in Sovereign. In 2006, that requirement is six times base salary for the Chief Executive Officer and three times base salary for senior executive officers. Mr. Rose, as a senior manager, is required to own at least one times his base salary. We calculate the targeted amount based on the base salary at the time the individual was hired or promoted to an initial or higher ownership requirement status. The required ownership date is the end of the fifth calendar year following the year in which each participant reached ownership requirement status. Once a participant satisfies the ownership requirement, the participant must maintain the required ownership level and does not have to acquire any more stock unless we promote the individual to a position with a higher ownership requirement. Each of our named executive officers met their respective stock ownership requirement as of December 31, 2006. Our Board approved the appointment of Mr. Campanelli as our permanent President and Chief Executive Officer on January 16, 2007; therefore, Mr. Campanelli has until December 31, 2012, to meet his new stock ownership requirement.

COMPENSATION COMMITTEE REPORT

We have reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management. Based upon our review and discussion with management, we have recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Submitted by:

THE COMPENSATION COMMITTEE

P. Michael Ehlerman, Chair
Gonzalo de las Heras
Brian Hard
Andrew C. Hove, Jr.
William J. Moran
Daniel K. Rothermel
Ralph V. Whitworth
Juan Rodriguez-Inciarte (alternate)

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that incorporate future filings, including this proxy statement, in whole or in part, the foregoing Compensation Committee Report shall not be incorporated by reference into any such filings.

SUMMARY COMPENSATION TABLE — 2006

							Change in
							Pension
							Value
							and
						Non-Equity	Nonqualified
						Incentive	Deferred	All
				Stock	Option	Plan	Compensation	Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	($)(2)	($)(3)	($)(4)	($)(4)	($)	($)(5)	($)(6)	($)

Joseph P. Campanelli	2006	$565,000	$36,500	$261,413	$37,715	$0	$2,682,951	$38,019	$3,621,598
President and Chief Executive Officer(1)
Mark McCollom	2006	$477,885	$55,000	$91,460	$37,715	$0	$38,808	$39,270	$740,138
Chief Financial Officer
James J. Lynch	2006	$518,269	$0	$305,043	$37,715	$0	$183,820	$46,579	$1,091,426
Vice Chairman, Sovereign, and Chairman and Chief Executive Officer of Sovereign Bank — Mid-Atlantic Division
Lawrence M. Thompson	2006	$518,269	$0	$82,918	$0	$0	$1,000,731	$35,133	$1,637,051
Vice Chairman and Chief Administrative Officer
M. Robert Rose	2006	$241,808	$22,000	$70,694	$15,753	$0	$19,599	$19,187	$389,041
Managing Director of Credit Risk Management
Jay S. Sidhu	2006	$646,154	$0	$6,632,054	$491,328	$0	$10,333,553	$15,451,033	$33,611,688
Chairman and Former President and CEO

Footnotes:

(1)	On January 16, 2007, our Board appointed Mr. Campanelli as our permanent President and Chief Executive Officer and, pending regulatory approval, as President and Chief Executive Officer of Sovereign Bank. From October 10, 2006, through January 15, 2007, Mr. Campanelli served as our interim President and Chief Executive Officer and President of Sovereign Bank. Before October 10, 2006, Mr. Campanelli served as President and Chief Executive Officer of Sovereign Bank, New England Division.

(2)	Base salary is based on actual compensation paid through December 31, 2006. Effective April 1, 2006, we set each of Messrs. Campanelli, McCollom, Lynch, and Thompson’s annual base salaries at $525,000. Mr. Rose’s base salary in 2006 was $248,000. Effective October 10, 2006, in connection with Mr. Campanelli’s appointment as interim President and Chief Executive Officer, we increased his annual base salary to $750,000. The base salary set forth for Mr. Sidhu reflects the actual salary that we paid before his termination of employment. For 2007, the named executive officers have pro-rated annual base salaries as follows:

Joseph P. Campanelli	$850,000	*
Mark McCollom	$550,000	**
James J. Lynch	$525,000	***
M. Robert Rose	$260,000	**

*
 Effective January 16, 2007. We set Mr. Campanelli’s 2007 base salary pursuant to the terms of his new employment agreement, which we describe in the section entitled “Description of Employment Agreements.”

**	Effective March 31, 2007.

***	We did not adjust Mr. Lynch’s salary for 2007.

Mr. Thompson terminated employment effective January 5, 2007, and therefore will not receive any salary for the balance of 2007.

(3)	The amounts in this column reflect actual cash bonus that we paid in 2007 for 2006 performance. For 2006 performance, we paid a bonus of $225,000 to Mr. Campanelli pursuant to the terms of his employment agreement, of which one-third we paid in cash and two thirds we paid in restricted stock. Messrs. McCollom and Rose received a bonus of $200,000 and $80,000, respectively, of which we paid 55% in cash and 45% we paid in restricted stock. Each of Messrs. Campanelli, McCollom, and Rose elected to defer 50% of his respective cash bonus to the Bonus Deferral Program, which we describe under “Bonus Deferral Program,” and which are not reflected in this column. Messrs. Thompson and Lynch did not receive cash bonuses for 2006 performance.

(4)	The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with SFAS 123(R), of awards pursuant to our equity compensation plans (each of which is more fully described under the caption “Our Compensation Plans”) and thus may include amounts from awards granted in and before 2006. Assumptions used in the calculation of this amount are included in footnotes to our audited financial statements for the fiscal year ended December 31, 2006, included in our Annual Report on Form 10-K filed with the SEC on March 1, 2007.

(5)	Includes the aggregate change in the accumulated pension value of the named executive officer’s benefit under our Supplemental Retirement Plan and the Enhanced Retirement Plan, which are described following the “Pension Benefits” table, and the above-market or preferential earnings on compensation deferred under our nonqualified deferred compensation plans, which we describe following the “Nonqualified Deferred Compensation” table. The separate amounts are as follows:

		Earnings on Deferred
Name	Change in Pension Value	Compensation

Joseph P. Campanelli	$2,459,423	$223,528
Mark McCollom	$0	$38,808
James J. Lynch	$0	$183,820
Lawrence M. Thompson	$854,014	$146,717
M. Robert Rose	$0	$19,599
Jay S. Sidhu	$8,491,363	$1,842,190

(6)	Includes the following payments that we paid to or on behalf of the named executive officers:

	Joseph P.	Mark	James J.	Lawrence M.	M. Robert	Jay S.
	Campanelli	McCollom	Lynch	Thompson	Rose	Sidhu

Car Allowance or Personal Use of Company Car(*)	$7,139	$6,000	$2,308	$2,700	$6,000	$0
Club Membership	$7,280	$11,051	$14,357	$0	$0	$5,067
Personal Use of Company Aircraft(*)	$0	$0	$0	$0	$0	$554
Financial Consulting Services(*)	$0	$0	$7,267	$7,267	$0	$16,017
Physical Exam	$0	$0	$0	$1,468	$0	$0
Company Contribution to Sovereign Retirement Plan(**)	$20,536	$20,536	$20,536	$20,536	$11,736	$8,800
Independence Community Investment Corp. REIT Award	$1,074	$1,088	$1,118	$1,098	$1,058	$1,059
Dividends Paid on Vesting of Restricted Stock	$1,990	$595	$993	$2,064	$393	$26,069
Post-Termination Payments(***)	$0	$0	$0	$0	$0	$15,451,033
Total	$38,019	$39,270	$46,579	$35,133	$19,187	$15,492,582

(*)	The value that we attribute to the personal use of Sovereign-provided automobiles and corporate aircraft (each as calculated in accordance with Internal Revenue Service guidelines) and the cost of financial consulting services that we reimburse are included as compensation on the W-2 forms of the named executive officers who receive such benefits. Each such named executive officer is responsible for paying income tax on such amount. We determined the aggregate incremental cost of any personal use of corporate aircraft or cars in accordance with the requirements of the U.S. Treasury Regulation § 1.61-21.

(**)	Includes our matching contribution to each named executive officer’s 401(k) account and the value (as of December 29, 2006) of the shares of our common stock allocated to each named executive officer’s ESOP account.

(***)	In connection with his termination of employment, Mr. Sidhu also received the following amounts in 2006:

Payment	Amount

Severance Payment	$10,544,008
Bonus — Consideration for Release	$1,000,000
Value of Cash Payment for Vested Performance Units	$3,791,025
Consulting Fees	$80,000
Director’s Fees	$36,000
Total	$15,451,033

Amounts exclude amounts received in connection with the acceleration of vesting of equity awards, which we include in the appropriate column of the Summary Compensation Table and payments in 2006 of benefits accrued before January 1, 2005 under the Enhanced Retirement Plan and the Supplemental Retirement Plan. In connection with his termination of employment, Mr. Sidhu also received or is also entitled to receive amounts totaling approximately $20,921,207 in years subsequent to 2006, which includes payment of certain amounts that Mr. Sidhu accrued in previous years under the Enhanced Retirement Plan and the Bonus Deferral Program.

GRANTS OF PLAN-BASED AWARDS — 2006

		Estimated
		Future		All Other Option		Grant Date
		Payouts under	All Other Stock	Awards Number of	Exercise or	Fair Value
		Equity Incentive	Awards: Number of	Securities	Base Price of	of Stock and
		Plan Awards	Shares of Stock or	Underlying	Option	Option
Name	Grant Date	Target (#)	Units(#)(1)	Options(#)	Awards($/Sh)	Awards($)

Joseph P. Campanelli	2/15/2006(2)		33,673		$19.98	$220,000
	2/15/2006(2)			6,071		$125,000
	2/15/2006(2)			6,071		$125,000
	2/15/2006(2)			6,071		$125,000
Mark McCollom	2/15/2006(2)		33,673		$19.98	$220,000
	2/15/2006(2)			4,250		$87,500
	2/15/2006(2)			4,250		$87,500
	2/15/2006(2)			4,250		$87,500
James J. Lynch	2/15/2006(2)		33,673		$19.98	$220,000
	2/15/2006(2)			6,071		$125,000
	2/15/2006(2)			6,071		$125,000
	2/15/2006(2)			6,071		$125,000
Lawrence M. Thompson	2/15/2006(3)		10,684			$220,000
	2/15/2006(2)			6,071		$125,000
	2/15/2006(2)			6,071		$125,000
M. Robert Rose	2/15/2006(3)			1,092		$22,500
	2/15/2006(3)			6,557		$135,000
Jay S. Sidhu	2/15/2006(2)		91,837		$19.98	$600,000
	2/15/2006(2)			27,318		$562,500
	2/15/2006(3)		9,713			$200,000
	2/15/2006(2)			27,318		$562,500
	2/15/2006(2)			27,318		$562,500
	3/15/2006(4)		157,500			$3,243,000

Footnotes:

(1)	The amounts shown in this column reflect the number of shares of common stock granted to each named executive officer pursuant to one of our equity compensation plans (each of which we more fully describe under the caption “Our Compensation Plans”).

(2)	Awarded under the terms of the 2001 Plan.

(3)	Awarded under the terms of the 2004 Plan.

(4)	Performance units awarded as we describe below under “2006 Plan-Based Awards; Long Term Incentive Compensation.”

OUTSTANDING EQUITY AWARDS AT FISCAL 2006 YEAR END

	Option Awards					Stock Awards
									Equity
								Equity	Incentive
								Incentive	Plan
								Plan	Awards:
			Equity					Awards:	Market
			Incentive					Number	or Payout
			Plan			Number of	Market	of Unearned	Value of
			Awards:			Shares	Value of	Shares,	Unearned
	Number of	Number of	Number			or Units	Shares or	Units or	Shares,
	Securities	Securities	of Securities			of Stock	Units of	Other	Units or
	Underlying	Underlying	Underlying			that	Stock	Rights	Other
	Unexercised	Unexercised	Unexercised	Option	Option	have	that	that have	Rights
	Options(#)	Options(#)	Unearned	Exercise	Expiration	not	have not	not	that have
Name	Exercisable	Unexercisable	Options(#)	Price($)	Date	Vested(#)	Vested($)	Vested(#)	not Vested($)

Joseph P. Campanelli	22,180			$12.70	09/19/2007	1,965(1)	$49,891
	18,771			$12.70	10/19/2007			3,040(2)	$77,186
	6,300			$15.57	03/18/2008	4,139(1)	$105,089
	15,750			$12.74	10/17/2008			9,313(2)	$236,457
	10,148			$11.67	02/18/2009	6,071(1)	$154,143
	7,179			$11.67	03/18/2009	6,071(3)	$154,143
	131,250			$6.67	02/20/2010	6,071(3)	$154,143
	12,728			$7.86	01/18/2011	28,117(4)	$713,891
	66,023			$7.86	02/18/2011
	26,250			$11.73	07/21/2011
	52,500			$12.16	02/23/2012
			52,500(5)	$12.48	03/18/2013
			24,526(2)	$21.64	03/18/2014
			33,673(6)	$19.98	03/15/2016

Mark McCollom	1,512			$8.93	01/16/2007	869(3)	$22,064
	6,839			$12.65	07/17/2007	486(1)	$12,340
	3,780			$15.57	02/18/2008	2,212(3)	$56,163
	3,229			$12.74	09/17/2008	1,552(1)	$39,405
	9,734			$11.67	02/18/2009	4,250(1)	$107,908
	10,500			$6.40	01/28/2010	4,250(3)	$107,908
	9,877			$7.86	01/18/2011	4,250(3)	$107,908
	6,380			$12.16	01/23/2012	5,033(4)	$127,788
	722			$12.65	07/17/2007
	11,132			$12.74	10/17/2008
	1,391			$12.74	09/17/2008
	12,429			$11.67	03/18/2009
	52,500			$6.67	02/20/2010
	13,523			$7.86	02/18/2011
	2,851			$7.86	01/18/2011
	14,621			$12.16	02/23/2012
		21,000(3)		$12.48	03/18/2013
		5,250(3)		$13.21	04/18/2013
		7,011(3)		$21.64	03/18/2014
		18,919(3)		$22.32	03/16/2015
			33,673(6)	$19.98	03/15/2016

James J. Lynch	63,000			$12.76	10/18/2012	1,965(1)	$49,891
			52,500(2)	$12.48	03/18/2013			12,158(5)	$308,692
			33,673(2)	$19.98	03/15/2016			9,313(6)	$236,457
						4,139(1)	$105,089
						6,071(1)	$154,143
						6,071(3)	$154,143
						6,071(3)	$154,143
						23,843(4)	$605,374

Lawrence M. Thompson	94,500			$12.65	08/17/2007	2,211(1)	$56,137
	31,500			$15.57	03/18/2008			13,264(2)	$336,773
	7,847			$12.74	09/17/2008	4,139(1)	$105,089
	23,654			$12.74	10/17/2008			9,313(2)	$236,457
	8,572			$11.67	02/18/2009	6,071(1)	$154,143
	8,572			$11.67	02/18/2009	6,071(3)	$154,143

	Option Awards					Stock Awards
									Equity
								Equity	Incentive
								Incentive	Plan
								Plan	Awards:
			Equity					Awards:	Market
			Incentive					Number	or Payout
			Plan			Number of	Market	of Unearned	Value of
			Awards:			Shares	Value of	Shares,	Unearned
	Number of	Number of	Number			or Units	Shares or	Units or	Shares,
	Securities	Securities	of Securities			of Stock	Units of	Other	Units or
	Underlying	Underlying	Underlying			that	Stock	Rights	Other
	Unexercised	Unexercised	Unexercised	Option	Option	have	that	that have	Rights
	Options(#)	Options(#)	Unearned	Exercise	Expiration	not	have not	not	that have
Name	Exercisable	Unexercisable	Options(#)	Price($)	Date	Vested(#)	Vested($)	Vested(#)	not Vested($)

	1,000			$11.67	03/18/2009			10,684(6)	$271,267
	33,429			$11.67	03/18/2009
	78,750			$7.89	12/18/2009
	2,838			$6.67	01/20/2010
	39,163			$6.67	02/20/2010
	3,938			$6.40	01/28/2010
	26,250			$6.40	01/28/2010
	5,601			$7.86	01/18/2011
	66,023			$7.86	02/18/2011
	7,127			$7.86	01/18/2011
	31,500			$11.73	07/21/2011
	78,750			$12.16	02/23/2012
			78,750(5)	$12.48	03/18/2013

M. Robert Rose	10,783			$7.44	02/17/2010	324(1)	$8,226
	12,728			$7.86	01/18/2011	3,096(3)	$78,607
	4,208			$12.16	01/23/2012	1,397(1)	$35,470
	4,068			$12.16	02/23/2012	1,630(3)	$41,386
		9,450(3)		$12.48	03/18/2013	1,092(1)	$27,726
		4,731(3)		$22.32	03/16/2015	6,557(3)	$166,482
						2,564(4)	$65,100

Jay S. Sidhu	28,497			$8.93	02/16/2007
	189,000			$12.65	08/17/2007
	79,380			$15.57	03/18/2008
	55,154			$12.74	10/10/2008
	122,679			$11.67	10/10/2008
	236,250			$7.89	10/10/2008
	116,251			$6.67	10/10/2008
	52,500			$6.40	10/10/2008
	144,773			$7.86	10/10/2008
	52,500			$11.73	10/10/2008
	157,500			$12.16	10/10/2008
	157,500			$12.48	10/10/2008
	72,240			$21.64	10/10/2008
	49,257			$22.32	10/10/2008
	91,837			$19.98	10/10/2008

Footnotes:

(1)	We awarded these shares of restricted stock on February 18, 2004, February 16, 2005, or February 16, 2006, as part of our annual-short term equity incentive compensation award. These restricted shares vest ratably over a three-year period from the date of the award.

(2)	We awarded these restricted shares as part of our long-term equity incentive compensation awards on February 18, 2004, and February 16, 2005. These restricted shares do not vest unless the price of a share of our common stock trades at or above $28.57 per share for at least 20 consecutive trading days. In addition, the restricted shares do not vest unless, at the end of the fiscal quarter coincident with or immediately proceeding the later of the attainment of the $28.57 per share price requirement or five years having elapsed from the date of grant, Sovereign Bank is “well capitalized” under the regulations of the Office of Thrift Supervision in effect as of the date of the awards. We granted these nonqualified stock options on

February 18, 2004, which are subject to the same performance and vesting criteria as the shares of restricted stock we describe above.

(3)	We awarded these restricted shares or nonqualified stock options as part of our long-term equity incentive compensation award on February 19, 2003, February 18, 2004, February 16, 2005, or February 15, 2006. These shares of restricted stock and options vest after five years has elapsed from the date of the award or grant.

(4)	These shares of our common stock represent our 100% matching contribution on the amount of cash bonus elected deferred under our Bonus Deferral Program.

(5)	We granted these nonqualified stock options as part of our long-term incentive compensation award on February 19, 2003, and do not vest unless the price of a share of our common stock trades at or above $19.05 per share for at least 20 consecutive trading days. In addition, the options do not vest unless, at the end of the fiscal quarter coincident with or immediately proceeding the later of the attainment of the $19.05 per share price requirement or five years having elapsed from the date of grant, Sovereign Bank is “well capitalized” under regulations of the Office of Thrift Supervision in effect as of the date of grant.

(6)	We granted these nonqualified stock options as part of our long-term incentive compensation award on February 15, 2006. These options do not vest unless five years have elapsed from the date of grant and then only if Sovereign Bank is “well capitalized” and has a Tier 1 leverage of 6% or higher (as those terms are defined under applicable Office of Thrift Supervision Regulations on February 15, 2006).

OPTION EXERCISES AND STOCK VESTED — 2006

	Option Awards		Stock Awards
	Number of Shares		Number of Shares	Value
	Acquired on	Value Realized	Acquired on	Realized on
Name	Exercise(#)	on Exercise($)	Vesting(#)	Vesting($)

Joseph P. Campanelli	2,100	$30,555	6,526	$129,468
Mark McCollom	0	$0	2,009	$39,913
James J. Lynch	0	$0	4,035	$80,275
Lawrence M. Thompson	19,782	$289,837	6,771	$134,318
M. Robert Rose	4,850	$40,449	1,426	$28,364
Jay S. Sidhu	32,184	$413,364	116,598	$2,746,709

OUR COMPENSATION PLANS

Plan-Based Awards Paid in 2006

Short-Term Incentive Compensation

In 2006, we did not pay cash bonuses to our senior executive officers for 2005 performance. Mr. Rose, who was not a senior executive officer in 2006, received a cash bonus of $22,500 in 2006 for 2005 performance. In lieu of cash bonuses, the Compensation Committee determined, after review of all facts and circumstances, to award non-cash incentive compensation to Mr. Sidhu and the senior executive officers for 2005 performance in the form of restricted stock. The following table shows the number of shares of restricted shares awarded to each of our senior executive officers for 2005 performance:

Name	Sidhu	Campanelli	Lynch	McCollom	Thompson	Rose

2005 CEO and Leaders Incentive Plan Awards(1)	27,318	6,071	6,071	4,250	6,071	1,092
2005 CEO and Long-term Leaders Incentive Plan Awards(2)	54,636	12,142	12,142	8,500	6,071	0

Footnotes:

(1)	Awarded on February 15, 2006, and vests ratably over a three-year period from the date of the award. We agreed to accelerate vesting of Mr. Sidhu’s and Mr. Thompson’s awards in connection with their respective terminations of employment.

(2)	Awarded on February 15, 2006, and vests after five years have elapsed from such date. We agreed to accelerate vesting of Mr. Sidhu’s and Mr. Thompson’s awards in connection with their respective terminations of employment.

Long-Term Incentive Compensation

On February 15, 2006, in accordance with our long-term incentive compensation policy, the Compensation Committee made an award to Mr. Sidhu of 91,837 nonqualified stock options to purchase our common stock and 9,713 shares of restricted common stock. We made these awards under the 2001 Plan and the 2004 Plan, which we describe in more detail below in this section. These options and restricted stock provided for vesting if by February 15, 2011, (i) either (a) our operating/cash earnings per share equal or exceed $2.70 or (b) our common stock closes at or about $38.10 per share for 20 consecutive trading days and (ii) Sovereign Bank is “well capitalized” and has a Tier 1 leverage ratio of 6% or higher. In connection with Mr. Sidhu’s termination of employment, we agreed to accelerate the vesting of the restricted stock awarded under the 2001 Plan as well as the option grants. Mr. Sidhu forfeited the restricted stock award made under the 2004 Plan. Messrs. Campanelli, Lynch, and McCollom each received an award of 33,673 nonqualified options under the 2001 Plan. Messrs. Campanelli, Lynch, and McCollom did not receive any restricted stock awards. Mr. Thompson did not receive any options but he did receive an award of 10,684 shares of restricted stock under the 2004 Plan. In addition, Mr. Rose received an award of 6,557 restricted stock shares under the 2004 Plan. These options and restricted stock provided for vesting if, by February 15, 2011, Sovereign Bank is “well capitalized” and has a Tier 1 leverage ratio of 6% or higher. Upon termination of his employment on January 5, 2007, Mr. Thompson forfeited this restricted stock award.

In connection with Mr. Sidhu’s termination of employment, we agreed to accelerate the performance unit award that we awarded him on March 15, 2006. This award originally vested on December 31, 2010, if (i) either (a) our operating/cash earnings per share equaled or exceeded $2.70 or (b) our common stock closes at or above $38.10 per share for 20 consecutive trading days and (ii) Sovereign Bank was “well capitalized” and had a Tier 1 leverage ratio of 6% or higher, on the date that either of the targets were achieved. As described below, Mr. Sidhu received a cash payment equal to the value of 157,500 shares of our common stock on October 10, 2006, pursuant to this award.

Other Equity Compensation Plans

The 2004 Plan

In 2004, our shareholders approved the Sovereign Bancorp, Inc. 2004 Broad-Based Stock Incentive Plan, which we refer to as the “2004 Plan.” The 2004 Plan is broad-based in accordance with management’s strong belief that we will continue to have a performance-oriented culture and will create greater shareholder value if team member stock ownership levels are increased at all levels.

The 2004 Plan authorizes us to award team members incentive stock options and nonqualified stock options to purchase shares of our common stock at the fair market value per share as of the date we grant the option. The 2004 Plan also authorizes the award of shares of restricted stock to eligible team members.

Under the 2004 Plan, option grants and restricted stock awards must not fully vest in less than three years. In addition, awards to our senior executive officers must include a vesting schedule that includes the satisfaction of previously established performance goals.

The 2004 Plan provides for acceleration of vesting in certain circumstances, including change in control of us. In addition, the 2004 Plan provides that, upon a participant’s termination of employment, the Compensation Committee may, in circumstances in which it deems it appropriate, exercise its discretion to accelerated vesting of outstanding stock option grants and restricted stock awards and extend the exercise period for vested options.

The 2001 Plan

In 2001, our shareholders approved the Sovereign Bancorp, Inc. 2001 Stock Incentive Plan, which we refer to as the “2001 Plan.” The 2001 Plan authorizes us to award team members incentive stock options and nonqualified stock options to purchase shares of our common stock at the fair market value per share as of the date the option we grant the option. The 2001 Plan also authorizes the award of shares of restricted stock to eligible team members.

Under the 2001 Plan, option grants and restricted stock awards must not fully vest in less than one year and three years, respectively.

The 2001 Plan provides for acceleration of vesting in certain circumstances, including a change in control of us. In addition, the 2001 Plan provides that, upon a participant’s termination of employment, the Compensation Committee may, in circumstances in which it deems it appropriate, exercise its discretion to accelerated vesting of outstanding stock option grants and restricted stock awards and extend the exercise period for vested options.

The 1996 Plan

In 1996, our shareholders approved the Sovereign Bancorp, Inc. 1996 Stock Option Plan, which we refer to as the “1996 Plan.” The 1996 Plan expired by its terms on February 28, 2006. The 1996 Plan permitted us to grant officers and team members a right to purchase shares of stock at the fair market value per share as of the date of grant. The 1996 Plan permitted the grant of both incentive and nonqualified stock options to our team members. Non-employee directors were not eligible to receive options under the 1996 Plan. The 1996 Plan provided for a minimum vesting period of one year following the date of grant but did provide for acceleration of vesting and extension of the exercise period of options in certain circumstances, including a change in control of us. As of December 31, 2006, there were 2,601,073 vested and 2,528,700 unvested options outstanding under the 1996 Plan.

The 1993 Plan

In 1993, our shareholders approved the Sovereign Bancorp, Inc. 1993 Stock Option Plan, which we refer to as the “1993 Plan.” The 1993 Plan expired by its terms in 2003. The 1993 Plan permitted us to grant team members a right to purchase shares of stock at the fair market value per share as of the date of grant. The 1993 Plan permitted the grant of both incentive and nonqualified stock options to team members. In addition, our non-employee directors were eligible to receive a one-time grant of nonqualified stock options when the 1993 Plan was effective. The 1993 Plan provided for a minimum vesting period of five years following the date of grant but did provide for acceleration of vesting in certain circumstances, including a change in control of us. As of December 31, 2006, there were 196,893 vested and 50,061 unvested options outstanding under the 1993 Plan.

Equity Compensation Plan Information — Shares Outstanding and Available for Grant or Award

The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2006:

Number of
Securities
Remaining
	Number of			Available
	Securities to		Weighted-Average	for Future
	be Issued		Exercise Price of	Issuance Under
	Upon Exercise		Outstanding	Plans (Excluding
	of Outstanding		Options,	Securities Reflected
	Options, Warrants,		Warrants,	in the First
Category	and Rights(1)		and Rights ($)(1)	Column)

Equity compensation plans approved by shareholders	12,088,191(2	)(3)	$13.50	17,970,975	(4)(5)
Equity compensation plans not approved by shareholders	36,750(6)		$8.00	0

Total	12,124,941		$13.48	17,970,975

Footnotes:

(1)	The information relates exclusively to shares issuable pursuant to the exercise of options as of December 31, 2006; we have not granted any warrants or rights under any of our equity compensation plans.

(2)	Consists of shares issuable pursuant to the exercise of options under the following shareholder-approved plans: the 2004 Plan and the 2001 Plan; and the following shareholder-approved plans that have been discontinued: the Sovereign Bancorp, Inc., 1997 Non-Employee Directors’ Stock Option Plan (which we describe below in the section entitled “Director Compensation in Fiscal Year 2006”), and the 1996 Plan, and the 1993 Plan.

(3)	Excludes shares issuable under the Sovereign Bancorp, Inc. Employee Stock Purchase Plan, which we refer to as the Purchase Plan, under which 3,150,000 shares were initially reserved to be issued, subject to automatic increase by a number of shares equal to one percent of Sovereign’s total outstanding shares each year to a maximum of 21,000,000 shares.

(4)	Includes 2,328,616 and 992,276 shares available for future issuance under the Purchase Plan and the 2006 Non-Employee Director Compensation Plan, respectively, as of December 31, 2006. Also includes 13,481,178 and 549,107 shares that were issuable under the 2004 Plan and the 2001 Plan, respectively, as of December 31, 2006.

(5)	By its terms, the number of shares issuable under the shareholder-approved Bonus Deferral Program depends on the amount of any cash bonus deferred by a participant and the price per share of our common stock on the date both the participant’s deferral and our matching contribution are deposited in the grantor trust. Therefore, we cannot determine the number of securities remaining available for future issuance under the Bonus Deferral Program. As described in the text following the table entitled “Nonqualified Deferred Compensation — 2006,” in 2006, we amended the Bonus Deferral Program to make it more like a traditional deferred compensation plan.

(6)	Consists of the remaining shares issuable pursuant to the exercise of the total 52,500 options granted to James D. Hogan, Sovereign’s former Chief Financial Officer, on April 17, 2001, which was prior to his beginning employment with Sovereign. Mr. Hogan began employment with Sovereign approximately two weeks later, at which time, when the Board approved the options, our stock price had increased by

$1.73 per share. Since no shareholder-approved plans permit the issuance of shares pursuant to the exercise of stock options whose exercise price is less than the fair market value as of the date of grant, we granted these options outside of the plans approved by shareholders. Mr. Hogan exercised these options in February 2007.

The table does not include information for options outstanding under equity compensation plans that we assumed in connection with our acquisitions of the companies that originally established those plans. As of December 31, 2006, a total of 3,417,367 shares of our common stock were issuable upon exercise of outstanding options under those assumed plans. The weighted average exercise price of those outstanding options is $8.41 per share.

Other Equity-Related Plans

Senior Officers Program

On December 20, 2006, our Board terminated, effective January 1, 2007, the Sovereign Bancorp, Inc. Senior Officers Bonus Award Program, which we refer to as the “Senior Officers Program.” Before termination, the Senior Officers Program, as amended, entitled certain executive officers to bonuses, payable in cash, if we meet certain financial targets for each calendar year through 2008 and such officer satisfies the program’s continued service requirements. We did not satisfy the financial target for 2006. In 2006, Messrs. Campanelli, McCollom, Lynch, Thompson, and Sidhu participated in the Senior Officers Program.

On February 13, 2007, the Compensation Committee awarded each of Messrs. Campanelli, McCollom, and Lynch a short-term incentive award, which award has similar terms and conditions as the terminated Senior Officers Program provided. We describe this award in more detail in the Compensation Discussion and Analysis section under the caption “Short-Term Incentive Compensation.”

Deferred Compensation Plans

We maintain several deferred compensation plans for the benefit of certain executive officers. These plans are described in detail following the “Pension Benefits — 2006” and “Nonqualified Deferred Compensation — 2006” tables.

DESCRIPTION OF EMPLOYMENT AGREEMENTS

We have entered into employment agreements with certain of our executive officers that were in effect at the end of fiscal year 2006, including agreements with Messrs. Campanelli, Thompson, Lynch, and McCollom. As described below, on March 14, 2007, we entered into a new employment agreement with Mr. Campanelli in connection with his appointment as our President and Chief Executive Officer. Mr. Rose is not a party to an employment agreement with us but is a party to a change in control agreement. We describe each of the agreements below.

Joseph P. Campanelli

On March 14, 2007, in connection with the appointment on January 16, 2007, of Mr. Campanelli as President and Chief Executive Officer of Sovereign and of Sovereign Bank, we entered into a new employment agreement with Mr. Campanelli. The initial term of the new agreement is for three years and the agreement annually renews for a term ending three years from each annual anniversary date.

Mr. Campanelli’s annual salary under his employment agreement is $850,000, which we may increase from time to time during the term of the agreement. Under the new agreement, Mr. Campanelli is eligible to receive an annual bonus of a target of 133% of base salary contingent upon the achievement of annual performance objectives established by our board of directors in consultation with Mr. Campanelli. To the extent that Mr. Campanelli’s employment is terminated after September 30 of a calendar year but prior to the end of such calendar year and we determine in good faith that we will achieve the annual performance objectives for payment of the annual bonus for such year, Mr. Campanelli will receive the target bonus for such year prorated to the date of termination. The annual bonus will be payable, one-third in cash and two-thirds in our common stock. We may also pay such other bonuses as our board of directors, in its sole discretion, deems appropriate.

Mr. Campanelli’s new employment agreement provides that he will receive a long-term incentive grant of restricted stock equal to 78,771 shares of Sovereign common stock for the five year-period 2007 through 2012 (a portion of this award was in the form of performance units because of the limitations of the terms of our equity compensation plans). Our board will determine the specific terms of the award (including reasonable performance goals and provisions for cliff vesting on the fifth anniversary of the grant date, subject to acceleration of vesting under certain circumstances) and such performance goals will be consistent with terms applicable to other executive officers. This award is in addition to a restricted stock award grant of 51,932 shares of Sovereign common stock for the three-year period 2007 through 2009.

In the event that Mr. Campanelli’s employment continues to or beyond October 9, 2007, we will pay him a lump-sum amount of $1,250,000 in cash. He will also receive this payment if we terminate his employment prior to October 9, 2007 for any reason other than for cause (as defined in the employment agreement) or by Mr. Campanelli prior to October 9, 2007 for constructive discharge (as defined in the employment agreement and as we summarize below).

Mr. Campanelli’s agreement provides for a specified benefit under the Enhanced Retirement Plan, which we describe in full below under the table captioned “Pension Benefits — 2006.”

Mr. Campanelli may voluntarily terminate his employment for constructive discharge whether before or following a change in control. In the event that Mr. Campanelli terminates his employment for constructive discharge prior to a change in control, he will generally receive two times the sum of:

•	his annual base salary as of the date of termination (or for either of the two prior years, if higher); plus

•	one-half the sum of his actual bonus for the year prior to termination and the target bonus (calculated at 133% of base salary) for the year of termination.

In the event that Sovereign terminates Mr. Campanelli’s employment other than for cause or disability prior to a change in control, he will generally receive a lump-sum payment equal to the greater of:

•	the amount set forth in the preceding sentence (relating to a termination for constructive discharge prior to a change in control); or

•	his continued base salary and bonus compensation for the then remaining term of his employment agreement.

In the event that Mr. Campanelli terminates his employment for constructive discharge prior to a change in control, or we terminate Mr. Campanelli’s employment other than for cause of disability prior to a change in control, he will also receive for a period of two years (in the case of constructive discharge) or the longer of two years or the remaining term of the employment agreement (in the event of involuntary termination) continuation of all normal welfare benefits in effect for him during the two years prior to termination and generally vest in all of our benefit plans in which he is a participant.

In the event that Mr. Campanelli terminates his employment for constructive discharge following a change in control or we terminate his employment other than for cause or disability following a change in control, he will generally receive three times the sum of:

•	his annual base salary as of the date of termination (or for any of the three prior years, if higher); plus

•	one-third the sum of his actual bonuses for the two years prior to termination and the target bonus (calculated at 133% of base salary) for the year of termination.

Mr. Campanelli will also receive for a period of three years continuation of all normal welfare benefits in effect for him during the two years prior to termination and generally vest in all of our benefit plans in which he is a participant.

In the event that the amounts and benefits payable under his employment agreement, when added to other amounts and benefits which may become payable, are such that he becomes subject to the excise tax provisions of Section 4999 of the Internal Revenue Code, Mr. Campanelli is entitled to receive such additional amounts as will result in his retention of a net amount equal to the net amount he would have retained had the initially calculated payments and benefits been subject only to income and employment taxation.

Under his new employment agreement, in the event that Mr. Campanelli voluntarily leaves employment during the term of the employment agreement, he has agreed that, for a period of twelve months following his termination of employment, he will not work directly or indirectly for or on behalf of another bank that offers products or services similar or equivalent to those offered by us in the geographic area in which we or our affiliates, including Sovereign Bank, conduct business at the date of his termination of employment. Mr. Campanelli also agreed that he will not solicit our or our affiliates’ customers or employees during the twelve-month period to cease doing business or terminate their employment with us or our affiliates.

Mr. Campanelli’s new agreement generally defines the term “change in control” in the same manner as for our other employee benefit plans and compensatory agreements. The definition includes:

•	any person’s or group’s acquisition of beneficial ownership of securities representing 19.9% or more of our total voting power (except for certain acquisitions by Santander in accordance with the Investment Agreement);

•	a contested proxy solicitation that results in the contesting party obtaining the ability to vote securities representing 19.9% or more of our total voting power;

•	a plan of liquidation or dissolution of Sovereign, other than pursuant to bankruptcy or insolvency laws, is adopted;

•	during any period of two consecutive years, individuals, who at the beginning of such period, constituted our Board cease for any reason to constitute at least a majority of our Board unless the election (or nomination) of each new director was approved by a vote of at least two thirds of the directors then still in office who were directors at the beginning of the period;

•	the approval by our shareholders of a merger, consolidation, or other reorganization in which we would not be the surviving entity; or

•	a triggering event under our shareholder rights plan.

Mr. Campanelli’s new agreement generally defines the term “constructive discharge” as:

•	a reduction in title, a change in reporting structure such that Mr. Campanelli no longer reports directly to our board of directors, or a material reduction in responsibilities or authority;

•	any relocation which requires Mr. Campanelli to move his personal residence from the Boston metropolitan area;

•	a reduction in Mr. Campanelli’s base salary or any reduction in bonus opportunities (prior to a change in control, only to the extent such reduction is not imposed on our senior executive officers generally);

•	exclusion from full participation in equity incentive plans or employee benefit programs to the extent such exclusion is not generally applicable to our senior executive officers;

•	a delivery of notice of nonrenewal of the employment agreement at any time following a change in control; or

•	our material breach of the employment agreement.

James J. Lynch

We entered into an employment agreement with James J. Lynch, dated as of September 16, 2002. Mr. Lynch’s agreement had an initial term of three years and, unless terminated as set forth therein, is automatically extended annually to provide a new term of three years.

The agreement provides base salary which, if increased by action of the Board becomes the new base salary for purposes of the agreement. In addition, the agreement provides, among other things, the right to:

•	receive a bonus to be awarded by the Board of up to a maximum of the greater of 100% of base salary at the relevant year end or $500,000 per annum, if targeted goals are attained;

•	annually be awarded options to purchase up to 52,500 shares of our common stock at an exercise price determined in accordance with the terms of our existing stock option plans;

•	participate in our fringe benefit programs, including the use of a corporate-provided or paid-for automobile, the payment of dues at two country clubs and one social club, and the reimbursement of business-related expenses incurred in connection with his employment; and

•	participate in the Bonus Deferral Program at a level similar to that which our executives of similar stature are entitled.

Mr. Lynch’s employment agreement required us to award Mr. Lynch 15,750 restricted shares of our common stock in 2006, if we achieved targeted 2005 operating earnings, Tier 1 capital, and asset quality goals. Since we did not achieve these goals, however, we did not grant these restricted shares to Mr. Lynch. In addition, the agreement provides that we award Mr. Lynch 15,750 and 10,500 restricted shares of our common stock if we attain such targeted goals for the calendar years 2007 and 2008, respectively. Each restricted stock award, if made, will be subject to such vesting provisions as may apply to other similarly situated executives, but will vest in the event of the occurrence of a change in control before 2008.

In the event that Mr. Lynch resigns for good reason following a change in control or we terminate his employment without cause upon a change in control, he will become entitled to the following severance benefits:

•	payment, for three years, of the sum of his highest base salary as of the date of termination (or prior to a reduction thereof which constituted good reason) and the three immediately preceding calendar years, and his highest bonus for the three immediately preceding calendar years, payable monthly; and

•	continuation, for three years, of certain welfare benefits in effect during the immediately preceding two calendar years, or tax-effected payments in lieu thereof, if continued participation in such benefits is not permitted.

If we terminate Mr. Lynch’s employment without cause in the absence of a change in control, he will also become entitled to the following severance benefits under his employment agreement:

•	payment, for the greater of one year or the then remaining term of the agreement, of the sum of his highest base salary as of the date of termination (or prior to a reduction thereof preceding termination) and the average of his bonuses for the three immediately preceding calendar years, payable monthly; and

•	continuation, for the greater of one year or the then remaining term of the agreement, of all life, disability and medical insurance benefits (and other normal welfare benefits) in effect during the immediately preceding two calendar years, or tax-effected payments in lieu thereof, if plan participation is not permitted.

In connection with Mr. Lynch’s employment agreement, in general, a “change in control” has the same meaning as in Mr. Campanelli’s agreement, as described above.

In the event that the amounts and benefits payable under his employment agreement, when added to other amounts and benefits which may become payable, are such that he becomes subject to the excise tax provisions of Section 4999 of the Internal Revenue Code, Mr. Lynch is entitled to receive such additional amounts as will result in his retention of a net amount equal to the net amount he would have retained had the initially calculated payments and benefits been subject only to income and employment taxation.

In all events, if Mr. Lynch voluntarily terminates his employment during the term of the agreement, he is subject to a covenant not to compete and an agreement not to solicit customers or employees of Sovereign or its affiliates for 12 months.

Mark R. McCollom

We entered into an employment agreement with Mark R. McCollom, dated as of May 20, 2005. Mr. McCollom’s agreement has an initial term of three years and, unless terminated as set forth therein, is automatically extended annually to provide a new term of three years.

The agreement provides base salary, which the Board may increase in its discretion. Effective April 1, 2006, we increased Mr. McCollom’s base salary to the same level as our other senior executive officers (other than our Chief Executive Officer) as required by the terms of Mr. McCollom’s employment agreement.

In addition, the agreement provides, among other things, the right to:

•	participate in one or more bonus programs as maintained for our executive officers of similar rank;

•	participate in our fringe benefit programs, including the provision of an automobile allowance, the payment of dues at one country club, and the reimbursement of business-related expenses incurred in connection with his employment; and

•	participate in our executive benefit programs at benefit levels comparable to his peer executive officers.

In the event that Mr. McCollom resigns for good reason following a change in control or we terminate his employment without cause upon a change in control, he will become entitled to the following severance benefits under his employment agreement:

•	payment, for three years, of the sum of his highest base salary as of the date of termination (or prior to a reduction thereof which constituted good reason) and the three immediately preceding calendar years, and his highest bonus for the three immediately preceding calendar years, payable monthly; and

•	continuation, for three years, of certain welfare benefits in effect during the immediately preceding two calendar years, or tax-effected payments in lieu thereof, if continued participation in such benefits is not permitted — less such amount as he was paying for such benefits at the time of his termination.

If we terminate Mr. McCollom’s employment without cause and no change in control occurred at the date of such termination, he will become entitled to the following severance benefits under his employment agreement:

•	payment, for the greater of one year or the then-remaining term of the agreement, of the sum of his highest base salary as of the date of termination (or prior to a reduction thereof preceding termination) and the average of his bonuses for the three immediately preceding ca lendar years, payable monthly; and

•	continuation, for the greater of one year or the then-remaining term of the agreement, of all welfare benefits in effect during the immediately preceding two calendar years, or tax-effected payments in lieu thereof, if plan participation is not permitted.

In connection with Mr. McCollom’s employment agreement, in general, a “change in control” has the same meaning as in Mr. Campanelli’s agreement, as described above.

In the event that the amounts and benefits payable under his employment agreement, when added to other amounts and benefits which may become payable, are such that he becomes subject to the excise tax provisions of Section 4999 of the Internal Revenue Code, Mr. McCollom is entitled to receive such additional amounts as will result in his retention of a net amount equal to the net amount he would have retained had the initially calculated payments and benefits been subject only to income and employment taxation.

In all events, Mr. McCollom is subject to a covenant not to compete and an agreement not to solicit customers or employees of Sovereign or its subsidiaries for 12 months following termination of the employment agreement (unless the employment agreement is terminated without cause or he resigns for good reason, in which case, such covenants terminate on the date of termination of employment).

Lawrence M. Thompson, Jr.

We entered into an employment agreement with Lawrence M. Thompson, Jr., dated September 25, 1997. The agreement had an initial term of three years and, unless terminated as set forth therein, was automatically extended annually to provide a new term of three years.

The agreement provided for a base salary which, if increased by action of our Board, became the new base salary provided thereafter by the agreement. In addition, the agreement provided, among other things, that Mr. Thompson had a right to participate in any bonus plan approved by our Board and was entitled to insurance, vacation, pension, and other fringe benefits.

Under his agreement, if Mr. Thompson resigned for good reason following a change in control (which had the same definition as in Mr. Campanelli’s employment agreement described above) or we terminated his employment without cause after a change in control, Mr. Thompson would have been entitled to severance benefits under the agreement, including current compensation at termination for three years equal to the average compensation for the three prior years and a continuation of insurance and other normal benefits for three years.

In connection with our company-wide expense reduction initiative, effective January 5, 2007, Mr. Thompson resigned from employment. In connection with this termination of employment, Mr. Thompson will receive:

•	a lump-sum cash payment of approximately $2.4 million representing the present value of payments due under his employment agreement;

•	continuation of certain welfare benefits for 36 months; and

•	a lump-sum payment of approximately $4.1 million in cash, which represents the present value, computed using actuarial assumptions consistent with the supplemental retirement plans, of amounts earned by and due Mr. Thompson under the terms of the Enhanced Retirement Plan and the Supplemental Retirement Plan, which are described in more under the caption “Our Compensation Plans.”

We will reduce cash benefits payable under Mr. Thompson’s employment agreement by an amount equal to 25% of any compensation that Mr. Thompson receives from another employer for 36 months following his termination of employment.

Also consistent with past practice with respect to senior executive officers who have resigned or retired, we accelerated, as of the date of Mr. Thompson’s termination of employment, the vesting of equity awards made as part of Mr. Thompson’s compensation package from 2003 through February 2006, which equity awards would have otherwise terminated. The value of the acceleration to Mr. Thompson (calculated based our common stock price on January 5, 2007, the date of his termination, of $25.60) is about $1.9 million. Mr. Thompson will generally have the earlier of 24 months from the date of his termination of employment, the grant’s original expiration date, or the maximum period permitted under Section 409A of the Internal Revenue Code to exercise outstanding stock options.

Mr. Thompson will forfeit approximately $512,000 in value of existing unvested restricted stock awards, based on the $25.60 stock price.

Mr. Thompson also participated in our deferred compensation plans, including our qualified retirement plan applicable to all of our eligible team members and the Bonus Deferral Program applicable to certain of our executive officers. Under these plans, Mr. Thompson is entitled to his earned and vested account balances which we will pay in accordance with the terms of such plans.

Under the terms of his employment agreement, Mr. Thompson does not have a covenant not to compete after his termination of employment.

The total payments due to Mr. Thompson in connection with his termination of employment equal approximately $9,402,187.

M.	Robert Rose

We have entered into a change in control agreement with M. Robert Rose, dated January 1, 2001. Under this agreement, if we terminate Mr. Rose’s employment without cause or for good reason within eighteen months following a change in control, Mr. Rose is entitled to severance benefits under his change in control agreement. Such benefits consist of:

•	a lump sum payment equal to two times the sum of his highest base salary as of the date of termination and the two immediately preceding calendar years, and the greater of his target bonus in the year of termination or the highest bonus for the two immediately preceding calendar years; and

•	continuation, for a period of two years, of all health and medical insurance benefits in effect during the immediately preceding two calendar years, or tax-effected payments in lieu thereof, if plan participation is not permitted.

On February 13, 2007, the Compensation Committee took action to provide that the period of time that Mr. Rose will be eligible to receive benefits under his change in control agreement upon his termination of employment will expire no later than December 31, 2007.

If severance payments and benefits under the agreement, when added to all other payments and benefits in the nature of “parachute payments” under Section 280G of the Internal Revenue Code, would cause the excise tax provisions of Section 4999 of the Internal Revenue Code to apply, the amounts and benefits payable to Mr. Rose under the change in control agreement would be reduced to the extent necessary to avoid such imposition.

Post Termination Payments

Jay S. Sidhu

On October 10, 2006, we entered into a Retirement-Resignation and Transition Agreement with Jay S. Sidhu, our former President, Chairman, and Chief Executive Officer and the former Chairman and Chief Executive Officer of Sovereign Bank, in connection with Mr. Sidhu’s resignation and retirement. The resignation and retirement came in the face of our threatened termination of Mr. Sidhu’s employment without cause and, therefore, we viewed the termination as an exercise by Mr. Sidhu of his right to resign for good reason under the terms of his employment agreement. The Retirement-Resignation and Transition Agreement provided, among other things, that:

•	Mr. Sidhu resigned as President and Chief Executive Officer of Sovereign and Sovereign Bank effective on October 10, 2006;

•	Mr. Sidhu continued to serve as Chairman, with Board-related responsibilities, and as a director of Sovereign and Sovereign Bank through December 31, 2006; and

•	Mr. Sidhu will provide consulting services as special advisor to our Board for three years from October 10, 2006.

Under the Retirement-Resignation and Transition Agreement, we have agreed to honor Mr. Sidhu’s employment agreement and Mr. Sidhu received or will receive:

•	a lump-sum cash payment of approximately $10.5 million, representing the present value of payments due under his employment agreement;

•	continuation, for 60 months from October 10, 2006, of life, disability, and medical insurance, also due under his employment agreement; and

•	a lump-sum payment of $22,448,671 in cash, which represents the present value of amounts earned by and due to him under the terms of the Enhanced Retirement Plan and the Supplemental Retirement

Plan. In 2006, we paid the amounts under the plans that vested before January 1, 2005 (approximately $3.4 million) and we will pay the balance in April 2007.

In addition, consistent with past practice with respect to senior executive officers who have resigned and retired, we accelerated, as of October 10, 2006, the vesting of equity awards made as part of Mr. Sidhu’s annual compensation package from 2003 through February 2006, which equity awards would have otherwise terminated. These awards have a net value to Mr. Sidhu of about $9.0 million based on a price of $24.00 per share for our common stock of which Mr. Sidhu recognized approximately $6.3 million as income in 2006 due to restricted stock and performance unit vesting. Mr. Sidhu will generally have the lesser of 24 months from the effective date of his resignation or the grants’ original expiration date to exercise outstanding stock options. In addition, we made Mr. Sidhu a one-time special payment of $1.0 million. We approved the one-time special payment and the acceleration of the vesting of the equity awards in consideration for Mr. Sidhu’s resignation from the Board and the boards of Sovereign Bank and Santander on December 31, 2006, an accord and satisfaction of his employment agreement, delivery of a release of claims, and for a number of other concessions and accommodations.

Mr. Sidhu will also receive payments of $40,000 per month for 36 months for providing the consulting services described above. Mr. Sidhu is not entitled to any perquisites in connection with providing the consulting services or otherwise under the Retirement-Resignation and Transition Agreement. Mr. Sidhu also received fees totaling $36,000 for service as a non-employee director of Sovereign and Sovereign Bank through December 31, 2006.

Mr. Sidhu also participated in our deferred compensation plans, including our Retirement Plan, which is applicable to all of our team members, and our Bonus Recognition and Retention Program, which is applicable to certain of our senior executive officers. Under these plans, Mr. Sidhu is entitled to his earned and vested account balances which will be paid in accordance with the terms of such plans.

Under the Retirement-Resignation and Transition Agreement, Mr. Sidhu forfeited approximately $640,000 in value of certain existing unvested restricted stock awards, based on a $24.00 stock price.

PENSION BENEFITS — 2006

				Payments
		Number of	Present	During
		Years of	Value of	Last
		Credited	Accumulated	Fiscal
		Service	Benefit	Year
Name	Plan Name	(#)	($) (1)	($)

Joseph P. Campanelli	Enhanced Retirement Plan	9	$2,459,423	$0
Lawrence M. Thompson	Enhanced Retirement Plan	22	$2,458,864	$0
Lawrence M. Thompson	Supplemental Retirement Plan	22	$1,581,045	$0
Jay S. Sidhu	Enhanced Retirement Plan	21	$12,918,834	$0
Jay S. Sidhu	Supplemental Retirement Plan	21	$6,118,837	$3,411,000

Footnotes:

(1)	The present values of the accumulated benefit were calculated using the following actuarial assumptions:

Interest Rate:	5.50%
Mortality Table:	RP2000 Proj. 2006
Normal Retirement Age:	Supplemental Retirement Plan — Age 65
Enhanced Retirement Plan — Age 55 and five years of service

Present values were calculated in accordance with FAS 87, except that, for Mr. Sidhu, the present value at December 31, 2006, is equal to the benefit payable, excluding interest on unpaid amounts that will accrue in 2007.

We maintain compensation plans that provide pension-type benefits to certain of our senior executive officers. These plans are not qualified under the Internal Revenue Code and are described below.

Supplemental Retirement Plan

Effective as of January 1, 1997, we adopted the Sovereign Bancorp, Inc. Supplemental Executive Retirement Plan, which we refer to as the “Supplemental Retirement Plan.”

The purpose of the Supplemental Retirement Plan is to replace, for selected team members, those benefits under the former qualified defined benefit retirement plan that were limited by certain provisions of the Code. These amounts are determined based on the benefit accrued as of March 31, 1999, the date benefit accruals ceased under our qualified defined benefit retirement plan. We terminated the qualified defined benefit retirement plan thereafter.

In general, under the Supplemental Retirement Plan, participants will receive supplemental pensions equal to such limited amount, subject generally to the provisions, conditions and other limitations of the qualified plan document. Notwithstanding the foregoing, participants become 100% vested immediately upon our change in control. We provide benefits under the Supplemental Retirement Plan through a grantor trust.

As of December 31, 2006, Mr. Thompson was the only active participant in the Supplemental Retirement Plan. As of March 1, 2007, there were no participants in the Supplemental Retirement Plan.

Enhanced Retirement Plan

Effective as of June 1, 1997, we adopted the Sovereign Bancorp, Inc. Enhanced Executive Retirement Plan, which we refer to as the “Enhanced Retirement Plan.”

Under the Enhanced Retirement Plan, a selected executive team member of Sovereign or certain of our subsidiaries who satisfies the Enhanced Retirement Plan’s requirements will be entitled to an enhanced retirement benefit to the extent the retirement benefits payable from the qualified retirement plans and certain other sources is less than a targeted level. Such targeted level is an annual benefit equal to 60% of his or her average compensation (which includes salary, bonus, and deferred compensation but excludes income from the exercise of stock options). The actual supplemental retirement benefit to which an eligible executive is entitled to receive under the Enhanced Retirement Plan is reduced, but not below zero, by the sum of the executive’s:

•	pension under the terminated qualified defined benefit retirement plan (determined as of March 31, 1999, the date benefit accruals ceased under such plan);

•	calculated Social Security benefit; and

•	retirement benefit, if any, under the Supplemental Retirement Plan described above.

In order to vest in the enhanced retirement benefit, an eligible executive must remain employed by us until age 55 and attain five years of service under the qualified retirement plan. Provision is made for a reduction in the plan benefit for a participant who terminates before age 60 and who has completed less than 15 years of service, but in no event will the targeted level be reduced below 30% of average compensation.

The Enhanced Retirement Plan also provides for survivor’s and disability retirement benefits as well as benefits in the event of involuntary termination without “cause.” In the case of a change in control, special provisions apply, including immediate 100% vesting and the elimination of the reduction in benefit for age and years of service below the general plan requirements. Under certain circumstances (such as certain misconduct and a breach of any applicable covenant not to compete), participants may forfeit their benefits under the Enhanced Retirement Plan.

On April 20, 2006, we selected Mr. Campanelli to participate in the Enhanced Retirement Plan. On March 14, 2007, pursuant to his new employment agreement (described above under “Employment Agreements; Joseph P. Campanelli”), we amended his benefit to differ from the general terms of the Enhanced Retirement Plan that we set forth above.

Mr. Campanelli’s amended benefit is an annual benefit, which ranges, depending on the circumstances surrounding the termination of his employment, from 35% of his average compensation up to a maximum of 45% of his average compensation. If Mr. Campanelli’s employment terminates following our change in control for reasons other than for cause, he will automatically vest in his benefit at 45% of his average compensation.

As of December 31, 2006, Messrs. Campanelli and Thompson were the only active participants in the Enhanced Retirement Plan and as of March 1, 2007, Mr. Campanelli was the only participant. The amount set forth in the table does not reflect any reductions required by the terms of the Enhanced Retirement Plan and are not reduced further by the benefit provided under the Supplemental Retirement Plan, if any, described above. The amount for Mr. Campanelli does not reflect the benefit set forth in his new employment agreement.

NONQUALIFIED DEFERRED COMPENSATION — 2006

					Aggregate
	Executive	Registrant	Aggregate		Balance
	Contributions	Contributions	Earnings	Aggregate	At Last Fiscal
	in Last	in Last	in Last Fiscal	Withdrawals/	Year
	Fiscal Year	Fiscal Year	Year	Distributions	End
Name	($)(1)	($)	($)(1)	($)	($)

Joseph P. Campanelli	$0	$0	$294,196	$0	$1,472,586
Mark McCollom	$0	$0	$51,075	$0	$255,624
James J. Lynch	$0	$0	$241,923	$0	$1,210,790
Lawrence M. Thompson	$0	$0	$193,093	$0	$966,405
M. Robert Rose	$6,750	$6,750	$25,698	$0	$130,242
Jay S. Sidhu	$0	$0	$2,449,566	$545,348	$12,092,638

Footnotes:

(1)	Includes the following amounts included in the Summary Compensation Table under the column entitled “Change in Pension Value and Nonqualified Deferred Compensation Earnings”:

Joseph P. Campanelli	$223,528
Mark McCollom	$38,808
James J. Lynch	$183,820
Lawrence M. Thompson	$146,717
M. Robert Rose	$19,599
Jay S. Sidhu	$1,842,190

In addition to the qualified retirement plan that we maintain for the benefit of all our eligible team members and the nonqualified defined benefit plans described above, certain of our executive officers participate in the nonqualified deferred compensation plans described below:

Bonus Deferral Program

Effective November 1, 1997, our Board adopted the Sovereign Bancorp, Inc. Bonus Recognition and Retention Program, which we refer to as the “Bonus Deferral Program.” In 2004, our shareholders approved the Bonus Deferral Program because, at the time of its initial adoption, shareholder approval of the Bonus Deferral Program was not required.

The Bonus Deferral Program permits selected executive team member of us or certain of our subsidiaries to defer annually receipt of 25% to 50% of his or her cash bonus for a given year. We place the deferred amount in a grantor trust and invest it in our common stock, which the trust’s independent trustee purchases on the open market. We make a 100% matching contribution to the trust on behalf of the participant and invest it in our common stock, which the trustee also purchases on the open market. The trustee reinvests earnings on the deferral and matching contribution our common stock as well.

Under the Bonus Deferral Program, a participant becomes 100% vested in the aggregate of each year’s deferral, match, and earnings five years after the initial funding of such year’s contributions to the trust. A participant also vests in his or her account balance in the event of termination of employment due to death, disability, retirement, involuntary termination, or the occurrence of our change in control. Termination for cause or voluntary termination of employment prior to the expiration of the five-year vesting period generally results in the forfeiture of the entire account balance, including the amount initially deferred by the participant. We pay the vested account balances in stock, in accordance with the election of the participant, or, in certain cases, at other times specified by the Bonus Deferral Program document.

Messrs. Campanelli, Lynch, McCollom, and Rose each was eligible to, and each previously elected to, defer 50% of their respective cash bonuses, if any, for 2006 performance. Mr. Thompson was eligible to, but elected not to participate in the Bonus Deferral Program in 2006. Upon termination of his employment, Mr. Sidhu ended his participation in the Bonus Deferral Program. Messrs. Campanelli, McCollom, and Rose each deferred 50% of their 2006 bonus in accordance with their prior election. Because Mr. Lynch did not receive a cash bonus for 2006 performance, he did not make any deferrals to the Bonus Deferral Program for 2006.

Amounts set forth in the Summary Compensation Table reflect amounts deferred for 2006 and in prior years that appear on our financial statements for fiscal year 2006 as compensation expense as required by Statement of Financial Accounting Standards No. 123R.

On December 20, 2006, the Board amended the Bonus Deferral Program to make the Bonus Deferral Program similar to a traditional deferred compensation plan. Beginning with amounts deferred in fiscal year 2008 for performance in 2007, the revised Bonus Deferral Program, which we now formally call the “Sovereign Bancorp, Inc. 2007 Nonqualified Deferred Compensation Plan,” will have the following features:

•	We will permit participants to defer up to 100% of their cash bonus and choose among various 401(k)-type investment options upon which the rate of return of amounts deferred will be based. We will adjust participant’s accounts periodically to reflect the deemed gains and losses attributable to the deferred amounts. We will determine the specific investment options in the near future.

•	We will distribute all account balances in cash.

•	We will no longer be matching deferred amounts.

•	Distribution events will be as permitted under Section 409A of the Internal Revenue Code.

•	Participants will always be 100% vested in the amounts deferred. Amounts deferred prior to fiscal year 2008 and Sovereign’s matching contributions thereto, however, will continue to be governed by a five-year cliff-vesting schedule.

•	We will permit directors of Sovereign and Sovereign Bank to defer receipt of cash fees received for board service.

The terms of the Bonus Deferral Program in effect prior to the amendment will govern all deferrals made in fiscal years before 2008.

Deferred Compensation Plan

Through December 31, 1999, we maintained the Sovereign Bancorp, Inc. Nonqualified Deferred Compensation Plan, which we refer to as the “Deferred Compensation Plan.” Payment of benefits under the Deferred Compensation Plan were generally made following termination of employment under the option (which may include a lump sum) selected by the participant at the time a deferral election was made. Deferrals under the Deferred Compensation Plan ceased effective December 31, 1999. We will distribute account balances under this plan in accordance with the terms of the plan and a participant’s prior distribution election when an event giving rise to distribution occurs. Distribution events include retirement, death, disability, termination of employment, certain unforeseen emergencies, and a short-term payout option. In addition, upon proper notice, a participant may elect at any time to withdraw all of the participant’s balance, less a 10% penalty.

As of December 31, 2006, Messrs. Campanelli and Thompson were the only named executive officers who participated in the Deferred Compensation Plan. As of March 1, 2007, Mr. Campanelli was the only named executive officer who participated.

Other Arrangements

Pursuant to Mr. Campanelli’s original employment agreement, Mr. Campanelli is entitled to receive a payment of $44,775 (as of December 31, 2006), plus investment earnings, if any, in cash payable when Mr. Campanelli receives a distribution of the balance in his employee stock ownership plan account in our qualified retirement plan. The payment is equal to the cash value of the contribution allocation that Mr. Campanelli would have received for 1998 had he been eligible to participate in our employee stock ownership plan during that year.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Each of the named executive officers will be entitled to certain benefits upon our change in control or upon the executive’s termination of employment. These benefits are payable pursuant to, in the case of Messrs. Campanelli, McCollom, and Lynch, their employment agreements and, in the case of Mr. Rose, his change in control agreement. We describe these agreements, including the material conditions or obligations applicable to the receipt of these benefits, under the caption “Description of Employment Agreements.” In addition, the named executive officers are entitled to benefits upon our change in control under certain plans and arrangements, which we described above under the caption “Our Compensation Plans.”

We calculated the potential post-employment and change in control payments due to each of our named executive officers (excluding Mr. Sidhu, who we did not employ on December 31, 2006, and whose payments are set forth above under “Post Termination Payments,” and Mr. Thompson, who terminated employment on January 5, 2007, and whose actual termination payments are set forth above under the caption “Description of Employment Agreements”) assuming each named executive officer terminated employment or a change in control occurred on December 31, 2006, and assuming a price per share of our common stock of $25.39 (the closing price on December 29, 2006, the last trading day of the year). We calculated Mr. Campanelli’s payments based on the provisions of his new employment agreement, which we described above, except we did not include the equity that we awarded to Mr. Campanelli in 2007. We valued the acceleration of unvested options based on the assumption that a change in control resulted in the cash out of the options for the spread of the exercise price and the price of our common stock on December 29, 2006 ($25.39). Interest assumptions for the calculations used 120% of the appropriate monthly Applicable Federal Rate for December 2006. Actual amounts that we will pay out and the assumptions used in arriving at such amounts can only be determined at the time of such executive’s termination or change in control and may differ materially from the amounts set forth below. The following table summarizes the potential payments:

			Termination Not Following a Change		Termination Following a Change
			in Control		in Control
		Voluntary	Involuntary		Involuntary
		Termination	Termination	Termination	Termination	Termination
	Change in	or Termination for	not for	for Good	not for	for Good
	Control	Cause	Cause	Reason	Cause	Reason

Joseph P. Campanelli Severance payment	$—	$—	$7,106,098.56	$5,211,000.00	$7,191,500.00	$7,191,500.00
Benefits continuation	$—	$—	$44,353.18	$30,000.00	$45,000.00	$45,000.00
Value of Bonus Deferral Program	$1,423,311.75	$—	$1,423,311.75	$711,655.87	$1,423,311.75	$1,423,311.75
Value of Senior Officers Program	$676,500.00	$—	$—	$—	$676,500.00	$676,500.00
Value of Enhanced Retirement Plan increase	$—	$—	$2,764,782.00	$2,764,782.00	$8,670,266.00	$8,670,266.00
Value of accelerated stock options	$943,062.51	$—	$943,062.51	$943,062.51	$943,062.51	$943,062.51
Value of accelerated restricted stock	$928,143.01	$—	$928,143.01	$928,143.01	$928,143.01	$928,143.01
Potential excise tax gross-up	$689,289.31	$—	$—	$—	$7,348,465.12	$7,348,465.12

	$4,660,306.58	$—	$13,209,751.01	$10,588,643.39	$27,226,248.39	$27,226,248.39

James J. Lynch
Severance payment	$—	$—	$1,784,083.33	$—	$2,775,000.00	$2,775,000.00
Benefits continuation	$—	$—	$40,650.00	$—	$45,000.00	$45,000.00
Value of Bonus Deferral Program	$1,206,975.01	$—	$1,206,975.01	$—	$1,206,975.01	$1,206,975.01
Value of Senior Officers Program	$676,500.00	$—	$—	$—	$676,500.00	$676,500.00
Value of accelerated stock options	$853,052.09	$—	$—	$—	$853,052.09	$853,052.09
Value of accelerated restricted stock	$1,158,919.59	$—	$—	$—	$1,158,919.59	$1,158,919.59
Potential excise tax gross-up	$792,400.20	$—	$—	$—	$2,220,971.63	$2,220,971.63

	$4,687,846.89	$—	$3,031,708.34	$—	$8,936,418.32	$8,936,418.32

Mark R. McCollom Severance payment	$—	$—	$1,328,833.33	$—	$1,875,000.00	$1,875,000.00
Benefits continuation	$—	$—	$35,700.00	$—	$45,000.00	$45,000.00
Value of Bonus Deferral Program	$254,818.81	$—	$254,818.81	$—	$254,818.81	$254,818.81
Value of Senior Officers Program	$676,500.00	$—	$—	$—	$676,500.00	$676,500.00
Value of accelerated stock options	$594,730.27	$—	$—	$—	$594,730.27	$594,730.27
Value of accelerated restricted stock	$452,264.39	$—	$—	$—	$452,264.39	$452,264.39
Potential excise tax gross-up	$—	$—	$—	$—	$1,175,278.17	$1,175,278.17

	$1,978,313.47	$—	$1,619,352.14	$—	$5,073,591.64	$5,073,591.64

			Termination Not Following a Change		Termination Following a Change
			in Control		in Control
		Voluntary	Involuntary		Involuntary
		Termination	Termination	Termination	Termination	Termination
	Change in	or Termination for	not for	for Good	not for	for Good
	Control	Cause	Cause	Reason	Cause	Reason

M. Robert Rose
Severance payment	$—	$—	$—	$—	$483,616.00	$483,616.00
Benefits continuation	$—	$—	$—	$—	$30,000.00	$30,000.00
Value of Bonus Deferral Program	$129,831.21	$—	$129,831.21	$—	$129,831.21	$129,831.21
Value of accelerated stock options	$135,389.19	$—	$—	$—	$135,389.19	$135,389.19
Value of accelerated restricted stock	$193,596.19	$—	$—	$—	$193,596.19	$193,596.19
Potential excise tax cut-back	$—	$—	$—	$—	$(105,803.18)	$(105,803.18)

	$458,816.59	$—	$129,831.21	$—	$866,629.42	$866,629.42

DIRECTOR COMPENSATION IN FISCAL YEAR 2006

We believe that the amount, form, and methods used to determine compensation of our non-employee directors are important factors in: (i) attracting and retaining directors who are independent, interested, diligent, and actively involved in our affairs; (ii) more substantially aligning the interests of our directors with the interests of our shareholders; and (iii) providing a simple straight-forward package that compensates our directors for the responsibilities and demands of the role of director.

The following table sets forth a summary of the compensation that we paid to our non-employee directors in 2006:

					Change
					in Pension
					Value and
	Fees			Non-Equity	Nonqualified
	Earned			Incentive	Deferred	All
	or Paid	Stock	Option	Plan	Compensation	Other
	in Cash	Awards	Awards ($)	Compensation	Earnings	Compensation	Total
Name (1)	($)	($)	(2)	($)	($)	($)	($)

Emilio Botin(3)	$0	$0	$0	$0	$0	$0	$0
Gonzalo de las Heras	$0	$0	$0	$0	$0	$0	$0
P. Michael Ehlerman(4)	$90,000	$24,985	$0	$0	$0	$0	$114,985
Brian Hard	$100,000	$24,985	$0	$0	$0	$0	$124,985
Marian L. Heard	$75,000	$24,985	$0	$0	$0	$0	$99,985
Andrew C. Hove, Jr.	$90,000	$24,985	$0	$0	$0	$0	$114,985
William J. Moran	$0	$0	$0	$0	$0	$0	$0
Maria Fiorini Ramirez	$33,333	$0	$0	$0	$0	$0	$33,333
Juan Rodriguez-Inciarte	$0	$0	$0	$0	$0	$0	$0
Daniel K. Rothermel	$130,000	$24,985	$0	$0	$0	$0	$154,985
Cameron C. Troilo, Sr.	$90,000	$24,985	$0	$0	$0	$0	$114,985
Ralph V. Whitworth	$50,000	$0	$0	$0	$0	$0	$50,000

Footnotes:

(1)	Payments to Jay S. Sidhu for his service on the Board following his termination of employment are reflected in the Summary Compensation Table.

(2)	On December 31, 2006, Messrs. Rothermel, Troilo, and Hard had outstanding 126,000, 126,000, and 75,600 unexercised, vested options to purchase shares of our common stock, respectively. We granted these options under the Sovereign Bancorp, Inc. 1997 Non-Employee Directors’ Stock Option Plan, which we terminated on February 20, 2002. We currently have no equity compensation plans that permit the grant of stock options to our non-employee directors.

(3)	Mr. Botin resigned from the Board effective March 8, 2007. Pursuant to the terms of the Investment Agreement, the Board, by unanimous written consent, appointed Mr. Alberto Sanchez to replace Mr. Botin as a Class III director effective March 16, 2007. You can find more details about Mr. Sanchez above under “Directors of Sovereign.”

(4)	In January 2007, we named Mr. Ehlerman as our non-executive chairman of the Board.

Director Plan

At the 2006 annual meeting of shareholders, our shareholders approved the Sovereign Bancorp, Inc. 2006 Non-Employee Director Compensation Plan, which we refer to as the “Director Plan.” The Director Plan provides compensation to non-employee members of us, and certain subsidiaries of our subsidiaries in the form of cash and shares of our common stock. Under the Director Plan, we annually establish the dollar amount of compensation. For 2006, the compensation of our directors was:

•	$50,000 in cash; plus

•	$50,000 in shares of our common stock; plus

•	$25,000 in cash if such director served as chairperson of the Audit Committee or as “Lead Director”; plus

•	$15,000 in cash for each Board committee (other than the Audit Committee) for which the director serves as chairperson.

For 2006, the compensation of Sovereign Bank’s directors was:

•	$21,000 in cash; plus

•	$21,000 in shares of common stock.

An individual who serves as both a director of Sovereign and of Sovereign Bank is eligible to receive compensation under the Director Plan in both capacities. We generally make payments on a quarterly basis in arrears.

On February 13, 2007, we amended the Directors Plan to provide that the annual compensation of the chairpersons of each our committees was increased to $25,000 ($35,000 in the case of the chairperson of the audit committee and of the Lead Director). In addition, we provided that our non-executive chairman of the board receive additional compensation in the amount of $125,000, payable one-half in cash and one-half in shares of our common stock. In all other respects, we kept the directors’ compensation payable under the Director Plan in 2007 the same as in 2006.

Directors Retirement Plan

Effective October 1, 2005, we amended the Sovereign Bancorp, Inc. Non-Employee Directors Services Compensation Plan, which we refer to as the “Services Compensation Plan,” to “freeze” eligibility, participation, and benefit amounts. The Services Compensation Plan provides that individuals who are non-employee directors on the date their service as a director ends are eligible to receive a cash payment in an amount equal to three times the highest annual retainer paid to such director during his or her term of service. The base for the payment amount does not include any other incentive compensation or other awards that we may have paid to a non-employee director during the course of any year. To be eligible, a non-employee director must have 10 or more years of service as a director with Sovereign, Sovereign Bank, or an affiliate and attain age 65 during service with Sovereign or Sovereign Bank.

Non-employee directors who completed 10 years of Board service (including service as a non-employee director on the board of directors of any merged or acquired holding company, bank, or other affiliate) as of October 1, 2005, and attained age 65 as of October 1, 2005, are eligible to receive the retirement benefit described above.

We also amended the Services Compensation Plan, effective as of October 1, 2005, to provide that a director serving at that time, who did not complete 10 years of service as of October 1, 2005, or attain age 65 as of October 1, 2005, is eligible to receive a retirement benefit determined by reference to service and highest annual retainer as of September 30, 2005, provided such director completes 10 years of service and attains age 65 prior to termination of service. In addition, the amended Services Compensation Plan provides that upon our change in control, each director serving before October 1, 2005, and who has completed five or more years of service, will be entitled to receive a retirement benefit. A director first elected or appointed to the board after September 30, 2005, is not eligible to participate in, or receive a benefit under, the Services Compensation Plan. On February 13, 2007, we further amended the Services Compensation Plan to comply with Section 409A of the Internal Revenue Code by requiring all payments to be made in a lump sum as soon as administratively practicable following the director’s termination of service.

The following table sets forth the amounts that each eligible non-employee director would have received under the Services Compensation Plan had such director ceased to be a director or we had a “change in control” (which has substantially the same meaning as described under the caption “Description of Employment Agreements — Joseph P. Campanelli”) on December 31, 2006:

Name	Amount

Emilio Botin	$0
Gonzalo de las Heras	$0
P. Michael Ehlerman	$169,030
Brian Hard	$495,623
Marian L. Heard	$3,027
Andrew C. Hove, Jr.	$155,035
William J. Moran	$0
Maria Fiorini Ramirez	$0
Juan Rodriguez-Inciarte	$0
Daniel K. Rothermel	$1,022,478
Jay S. Sidhu	$0
Cameron C. Troilo, Sr.	$894,432
Ralph V. Whitworth	$0

Bonus Deferral Program

On December 20, 2006, the Board amended the Bonus Deferral Program (described above under “Bonus Deferral Program”) to permit non-employee directors of Sovereign and of Sovereign Bank to elect defer cash fees earned beginning in 2007 into the Bonus Deferral Program. The relevant terms of the revised Bonus Deferral Program, as described above, apply in the same manner to participants who are directors as they do to participants who are executive officers.

Director Stock Ownership Requirement

To ensure our Board’s commitment to investors’ goals, we require our non-employee directors to beneficially own shares of our common stock having a value of at least $200,000. The required ownership date is the end of the fifth year following appointment to the Board. Once a director satisfies the ownership requirement, the director does not have to acquire any more stock if the director does not sell any shares. At December 31, 2006, all of our non-employee directors complied with their ownership requirements. In accordance with the terms of the policy, Mrs. Heard, who joined our Board in 2005, has until December 31, 2010, and Mr. Moran and Mrs. Ramirez, who joined our Board in 2006, have until December 31, 2011, to meet the ownership requirements. Messrs. de las Heras, Rodriguez-Inciarte, Sanchez (who joined the Board effective March 16, 2007), and Whitworth are not required to meet the stock ownership requirement in their individual capacity.

ADDITIONAL INFORMATION REGARDING DIRECTORS AND OFFICERS

Indemnification

The bylaws of Sovereign provide for (i) indemnification of directors, officers, employees and agents of Sovereign and its subsidiaries and (ii) the elimination of a director’s liability for monetary damages, each to the fullest extent permitted by Pennsylvania law. Pennsylvania law provides that a Pennsylvania corporation may indemnify directors, officers, employees and agents of the corporation against liabilities they may incur in such capacities for any action taken or any failure to act, whether or not the corporation would have the power to indemnify the person under any provision of law, unless such action or failure to act is determined by a court to have constituted recklessness or willful misconduct. Pennsylvania law also permits the adoption of a bylaw amendment, approved by shareholders, providing for the elimination of a director’s liability for monetary damages for any action taken or any failure to take any action unless (i) the director has breached or failed to perform the duties of his office and (ii) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness.

Directors and officers of Sovereign are also insured against certain liabilities for their actions, as such, by an insurance policy obtained by Sovereign.

Code of Ethics

Sovereign has adopted a Code of Conduct and Ethics which applies to all of its directors, officers and employees. Sovereign has also adopted a Code of Ethics for the Chief Executive Officer and Senior Financial Officers (including, the Chief Financial Officer, Chief Accounting Officer and Controller of Sovereign and Sovereign Bank). These documents are available free of charge on our web site at www.sovereignbank.com under the tab “Investor Relations”.

Loans to Directors and Executive Officers

We are in the business of gathering deposits and making loans. Like substantially all financial institutions with which it is familiar, we actively encourage our directors and the companies which they control and/or are otherwise affiliated with to maintain their banking business with Sovereign Bank, rather than with a competitor. There currently are no banking transactions between Sovereign and any director or any entity controlled by or affiliated with him or her. All banking transactions with our directors and such entities and affiliates are with Sovereign Bank, and are subject to regulation by the Office of Thrift Supervision.

All lending relationships between Sovereign Bank and our directors and the entities which they control are subject to Regulation O and are in compliance with Regulation O.1 In addition, in management’s opinion, all loans to directors and entities affiliated with them (whether or not controlled by them and therefore, subject to Regulation O) were made in the ordinary course of business and on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with similar customers and do not involve more than normal collection risk or present other unfavorable features. We believe that the aggregate dollar amount of Sovereign Bank’s loans to directors and the entities they

      1 Regulation O deals with loans by federally regulated banks to “Insiders.” For purposes of Regulation O, an “insider” (“Insider”) means an executive officer, director or 10% controlling shareholder of the applicable bank or bank holding company, or an entity controlled by such executive officer, director or controlling shareholder.
     Regulation O prohibits Sovereign Bank from making loans to an Insider unless the loan (i) is made on substantially the same terms (including interest rates and collateral) as, and following credit underwriting procedures that are not less stringent than, those prevailing at the time for comparable transactions by Sovereign Bank with other persons who are not subject to Regulation O and who are not employed by Sovereign Bank; and (ii) does not involve more than the normal risk of repayment or present other unfavorable features. Regulation O does not prohibit Sovereign Bank from making loans to Insiders pursuant to a benefit or compensation program (i) that is widely available to employees of Sovereign Bank and, in the case of extensions of credit to an Insider of its affiliates, is widely available to employees of the affiliates at which that person is an Insider; and (ii) that does not give preference to any Insider of Sovereign Bank over other employees of Sovereign Bank and, in the case of extension of credit to an Insider of its affiliates, does not give preference to any Insider of its affiliates over other employees of the affiliates at which that person is an Insider.
     The Bank is examined periodically by the Office of Thrift Supervision for compliance with Regulation O and internal controls exist within Sovereign Bank to ensure that compliance with Regulation O is maintained on an ongoing basis after such loans are made.

control or are otherwise affiliated with represent insignificant percentages of Sovereign Bank’s total loans and equity and ranks it somewhere near the middle of the 125 largest financial services companies with U.S. operations. Because of the foregoing, we do not believe that public disclosure of director by director and affiliate by affiliate information is material or meaningful to shareholders, absent unusual facts and circumstances. We believe this position is consistent with the disclosure positions of other large financial institutions.

In addition, Sovereign Bank provides other banking services to our directors and entities which they control or with which they are affiliated. In each case, these services are provided in the ordinary course of Sovereign Bank’s business and on substantially the same terms as those prevailing at the time for comparable transactions with others.

Sovereign Bank, as part of its banking business, also extends loans to officers and employees of Sovereign and Sovereign Bank. As of December 31, 2006, four of our five most highly compensated officer-employees of Sovereign had outstanding loans from Sovereign Bank. Messrs. Campanelli, Thompson, McCollom and Rose had home mortgage loans with Sovereign Bank with outstanding balances of $518,545.73, $476,513.75, $888,480.07 and $775,000.00, respectively, as of December 31, 2006. These mortgage loans, like similar loans made to other Sovereign employees, are priced at a 1% discount to market but contain no other terms which were different than terms available in comparable transactions with non-employees.

The 1% discount is discontinued when an employee terminates his or her employment with Sovereign. In each case, loans to these four executive officers (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, including other employees of Sovereign or Sovereign Bank, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features. Such loans also comply with Regulation O and were never non-accrual, past due, restructured or potential problem loans.

For information relating to certain transactions between Sovereign Bank and certain of our directors and their affiliates which the Board, in connection with its consideration of relationships between Sovereign and our directors which might impact director independence, and believed warranted disclosure, see “Election of Directors — Independence of Directors and Certain Relationships.”

Policies and Procedures for Review of Related Person Transactions

In February 2007, our Board adopted a written policy pursuant to which all proposed transactions between Sovereign or its affiliates, on the one hand, and any “related person,” on the other hand, including any director, nominee for director, executive officer, any beneficial owner of more than 5% of our common stock or any immediate family member of the related person, is required to be evaluated by our General Counsel. The policy requires our General Counsel to evaluate each proposed transaction with a related person against the criteria of market terms and conditions, our Code of Conduct and Ethics, the NYSE’s listing standards on director independence and our related categorical standards on director independence, the disclosure requirements under applicable federal securities and any additional criteria the General Counsel deems appropriate. If the General Counsel deems the transaction consistent with these criteria, the General Counsel will present the proposal transaction to the Board for its evaluation. The policy does not pertain to loans to any “related person” which is subject to federal Regulation O. For more information on loans to our directors and officers, which are subject to Regulation O, see “Additional Information Regarding Directors and Officers — Loans to Directors and Executive Officers.”

In February 2007, we entered into an agreement with Isban U.K., Ltd., a Santander group information technology subsidiary, pursuant to which Isban will perform an eight-week review of, and recommend enhancements to, our banking information systems. The recommendations may include the utilization of technology currently available from the Santander group’s technology platform. We agreed to pay Isban $475,000, excluding expenses, for the technology review services.

In March 2007, Santander’s capital markets group, Santander Investment Securities Inc., received approximately $37,500 in underwriting discounts as co-manager in connection with our offering of $300 million of Senior Floating Rate Notes due 2010.

In March 2007, Sovereign Bank provided a $9.25 million letter of credit commitment to CVS. In February 2007, Sovereign Bank provided a $40 million revolving line of credit commitment to CVS. As of March 22, 2007, Sovereign Bank’s total lending commitment to CVS under all credit facilities, including the $66.7 million of prior commitments described under “Election of Directors — Independence of Directors and Certain Relationships,” was $116 million, of which $1.6 million in letters of credit was outstanding as of such date. Marian Heard, a director of Sovereign, is a director of CVS. For additional information regarding the banking relationship between Sovereign Bank and CVS, see “Election of Directors — Independence of Directors and Certain Relationships.”

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are listed on page 20. Director Hard has a lending relationship with Sovereign Bank, our wholly-owned banking subsidiary, which was made, and presently is, in compliance with Regulation O. For more information relating to loans to our directors, see “Additional Information Regarding Directors and Officers — Loans to Directors and Executive Officers.” An affiliate of Santander, of which Messrs. de las Heras, Rodriguez-Inciarte and Sanchez are executive officers, received underwriting discounts in connection with our capital market initiatives to fund the acquisition of Independence. For more information regarding this transaction, see “Election of Directors — Independence of Directors and Certain Relationships — Santander Relationship: Messrs. Gonzalo de las Heras and Juan Rodriguez-Inciarte.” With these exceptions, no member of the Compensation Committee (i) was, during the 2006 fiscal year, or had previously been, an officer of employee of Sovereign or its subsidiaries nor (ii) had any direct or indirect material interest in a transaction of Sovereign or a business relationship with Sovereign, in each case that would require disclosure under applicable rules of the SEC. No other interlocking relationship existed between any member of the Compensation Committee or an executive officer of Sovereign, on the one hand, and any member of the compensation committee (or committee performing equivalent functions, or the full board of directors) or an executive officer of any other entity, on the other hand, requiring disclosure pursuant to the applicable rules of the SEC.

Review of Corporate Governance Practices

In furtherance of its commitment to corporate governance and as required by the terms of the Settlement Agreement with Relational, our Ethics and Corporate Governance Committee engaged a nationally recognized consulting firm (with no current or previous relationship with Sovereign or Relational or any of their respective affiliates) to study our policies and practices regarding related-party transactions (i.e., transactions with directors, officers, and similar insiders), disclosure, and corporate governance.

The study was completed and, in response to the study, Sovereign has made certain changes to its corporate governance policies and practices, including preparing written procedures regarding credit and vendor relationships with insiders and their affiliates, developing an internal audit program to enhance the testing of the effectiveness of Sovereign’s procedures on related party transactions, developing written procedures for Sovereign’s process for determining director independence, developing written procedures regarding contributions to charities at a director’s request or to charities with which a director has an affiliation, preparing a charter for management’s disclosure control committee and preparing procedures relating to Sovereign’s practices regarding the review of earnings. In connection with other matters considered in the study, the Board determined that (i) the current practices regarding the timing of the distribution of Board materials prior to board meetings is satisfactory, (ii) Sovereign will maintain its classified board structure until Sovereign’s existing contractual obligations to Santander and Relational have terminated, at which time, Sovereign presently intends to submit to its shareholders a proposal as to whether to maintain a classified board, and (iii) Sovereign will maintain its existing shareholder rights plan, but determine prior to June 30, 2007, when the existing rights plan expires, whether such plan should be renewed.

Discussions with the California Public Employees’ Retirement System

In connection with the 2006 annual meeting of shareholders, the California Public Employees’ Retirement System (“CalPERS”) submitted a shareholder proposal requesting that Sovereign take the steps necessary to declassify the board of directors. Shareholders cast 181,358,646 votes against the proposal and 145,163,801 votes for the proposal, with 5,981,752 shares abstaining and 97,189,046 shares categorized as broker non-votes. Accordingly, the CalPERS proposal was not approved. Of the 181,358,646 total votes cast against the proposal, Santander cast 93,140,379 votes against the proposal (with the voting trustee, which is required to vote additional shares it holds on behalf of Santander for and against matters submitted to shareholders in proportion to votes cast by shareholders other than Santander, casting an additional 9,833,696 votes against the proposal), and Relational Investors, as required by the terms of the Settlement Agreement, cast 31,475,098 votes against the proposal.

In November 2006, CalPERS submitted a similar shareholder proposal to declassify the board for consideration at the meeting.

In February 2007, representatives of the board of directors met with representatives of CalPERS to discuss the shareholder proposal. At this meeting, CalPERS was informed that Sovereign had concluded that a proposal to declassify the board would conflict with Sovereign’s contractual obligations under the Investment Agreement with Santander, as well as commitments under the Settlement Agreement with Relational Investors. CalPERS was also informed that Santander, in its capacity as a Sovereign shareholder, had advised Sovereign that Santander does not intend to waive any provisions of the Investment Agreement which require that Sovereign maintain a classified board.

At the February 2007 meeting, the Sovereign representatives advised CalPERS that the present sense of the board of directors is that, once any existing contractual obligations to maintain the classified board have lapsed, the board of directors presently intend to submit a proposal to shareholders on whether or not Sovereign should declassify the board of directors. Under Pennsylvania law, shareholders do not have the ability to propose amendments to our articles of incorporation, including with respect to a declassification of the board of directors. None of our discussions with CalPERS or with any other shareholder should be considered a commitment at this time to amend our articles of incorporation to declassify the board of directors as a result of a shareholder proposal or otherwise.

As a result of the February meeting, on March 15, 2007, CalPERS formally withdrew its proposal that Sovereign declassify the board from consideration at the meeting.

AUDIT COMMITTEE REPORT

In fulfilling its responsibilities, the Audit Committee reviewed and discussed the audited financial statements contained in the 2006 Annual Report on Form 10-K with our management and with our independent auditor, including a discussion of the quality, not just the acceptability of our accounting principles as applied in its financial reports, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The Audit Committee discussed with our internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with management to discuss our disclosure controls and procedures and internal control over financial reporting. The Audit Committee also met with the internal and independent auditors, with and without our management present, to discuss the results of their examinations and overall quality of our financial reporting. The Audit Committee also reviewed with our Chief Executive Officer and Chief Financial Officer their certification relating to their evaluation of our disclosure controls and control over financial reporting, the completeness and accuracy of the financial statements and other financial information contained in the Annual Report on Form 10-K, and the process followed by the Chief Executive Officer and Chief Financial Officer to assure the truthfulness of such certificate.

The Audit Committee also discussed with the independent auditor, who is responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit

Committees, as amended. In addition, the Audit Committee has discussed with the independent auditor, the auditor’s independence from Sovereign and its management, including the matters in the written disclosures and letters which were received by the Audit Committee from the independent auditor as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended. During the course of the year, the Audit Committee also reviewed and considered the compatibility of its independent auditor’s performance of certain non-audit services with the maintenance of such auditor’s independence.

Based on the process referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

This Report is not intended to be incorporated by reference into any filing made by Sovereign with the Commission under the Securities Act of 1933 or the Exchange Act.

Brian Hard, Chairman
Daniel K. Rothermel, Vice Chairman
P. Michael Ehlerman
Maria Fiorini-Ramirez
William J. Moran
Andrew C. Hove, Jr.
Ralph V. Whitworth

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fees of the Independent Auditor

The following tables set forth the aggregate fees billed to Sovereign for the fiscal years ended December 31, 2006, and December 31, 2005, by our principal accounting firm Ernst & Young LLP.

December 31, 2006
Audit Fees	$4,625,991
Audit-Related Fees	531,719
Tax Fees	128,631
All Other Fees	0

Total Fees	$5,286,341

Audit fees in 2006 included fees associated with the annual audit of the financial statements and the audit of internal control over financial reporting of Sovereign, subsidiary audits required for certain subsidiaries that are registered with the Commission, the reviews of our Quarterly Reports on Form 10-Q and of the Form 10-Q for the first quarter of 2006 of Independence Community Bank Corp., certain accounting consultations, consent to use its report in connection with various documents filed with the Commission, and comfort letters issued to underwriters for securities offerings.

Audit-related fees in 2006 principally included accounting consultations, audits of employee benefit plans, audits of separate subsidiary financial statements required by their formation agreements, and attestation reports required under servicer agreements.

Tax fees in 2006 included tax compliance, tax advice and tax planning.

December 31, 2005
Audit Fees	$4,408,687
Audit-Related Fees	489,800
Tax Fees	216,169
All Other Fees	0

Total Fees	$5,114,656

Audit fees in 2005 included fees associated with the annual audit of the financial statements and the audit of internal control over financial reporting of Sovereign, subsidiary audits required for certain subsidiaries that are registered with the Commission, the reviews of our Quarterly Reports on Form 10-Q, certain accounting consultations, consent to use its report in connection with various documents filed with the Commission, and comfort letters issued to underwriters for securities offerings.

Audit-related fees in 2005 principally included accounting consultations, audits of employee benefit plans, audits of separate subsidiary financial statements required by their formation agreements, and attestation reports required under servicer agreements.

Tax fees in 2005 included tax compliance, tax advice and tax planning.

The Audit Committee considered whether the provision of non-audit services by our principal auditor during 2006 was compatible with maintaining auditor independence.

The Audit Committee began considering whether the non-audit services proposed to be performed by Ernst & Young LLP in advance of such performance for compatibility with their independence beginning in September 2002.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services by Independent Auditor

The Audit Committee pre-approves all audit and non-prohibited, non-audit services provided by the independent auditor. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditor. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the Audit Committee has received detailed information sufficient to enable the Audit Committee to pre-approve and evaluate such service. The Audit Committee may delegate pre-approval authority to one or more of its members. Any pre-approval decisions made under delegated authority must be communicated to the Audit Committee at or before the next scheduled meeting. There were no waivers by the Audit Committee of the pre-approval requirement for permissible non-audit services in 2006.

PROPOSAL TO RATIFY AUDIT COMMITTEE
APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee has appointed Ernst & Young LLP as our independent auditor for the fiscal year ending December 31, 2007. No determination has been made as to what action the Audit Committee would take if shareholders do not ratify the appointment.

Ernst & Young LLP has conducted the audit of the financial statements of Sovereign and its subsidiaries for the year ended December 31, 2006. Representatives of Ernst & Young LLP are expected to be present at the meeting, will be given an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions from shareholders.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE AUDIT COMMITTEE’S APPOINTMENT OF ERNST & YOUNG LLP AS SOVEREIGN’S INDEPENDENT AUDITOR FOR THE 2007 FISCAL YEAR.

The affirmative vote of a majority of all votes cast at the meeting is required to ratify the appointment. Abstentions and broker non-votes will not be counted as votes cast at the meeting, and therefore, will have no effect on this proposal. If you submit a signed proxy card or submit your proxy by telephone or Internet and do not specify how you want to vote your shares, your shares will be voted “FOR” ratification of the appointment.

PROPOSAL TO AMEND SOVEREIGN’S ARTICLES OF
INCORPORATION TO “OPT OUT” OF COVERAGE OF SUBCHAPTER E OF
THE PENNSYLVANIA BUSINESS CORPORATION LAW

Subchapter E of Chapter 25 of the Pennsylvania Business Corporation Law (the “Pennsylvania Statute”) generally provides that, upon the occurrence of a “control transaction” with respect to a Pennsylvania registered corporation, such as Sovereign, the shareholders of the corporation have a right to receive payment in cash for the “fair value” of their voting shares. A “control transaction” is defined generally as the acquisition by a person or group of persons acting in concert of 20% or more of the voting power of the corporation, except that shares issued by the corporation directly to a person or group in a transaction that is exempt from registration under the Securities Act of 1933 do not count in determining whether that person or group has reached the 20% voting power threshold. The Pennsylvania Statute applies to any “control transaction” regardless of whether the “control transaction” was approved in advance by the corporation’s board of directors and regardless of the price or other terms being offered in the transaction.

The Pennsylvania Statute gives a company and its shareholders the right to elect not to have the Pennsylvania Statute apply to future “control transactions” involving that company. In order for the Pennsylvania Statute to become inapplicable to future “control transactions,” the board of directors must approve and recommend to the company’s shareholders an amendment to its articles of incorporation specifying that the Pennsylvania Statute will no longer apply and the shareholders of the company must approve the amendment in accordance with the requirements of Pennsylvania law and the articles of incorporation and bylaws of the company.

As part of the negotiation of the transactions contemplated by the Investment Agreement, Sovereign and Santander discussed the Pennsylvania Statute and its potential impact on these transactions and, more generally, on Sovereign, its shareholders and other constituencies more generally. As a result of these discussions, Sovereign agreed in the Investment Agreement that (1) the Board would recommend that the Sovereign shareholders approve and adopt an amendment to the Articles of Incorporation as necessary to implement an “opt out” from the Pennsylvania Statute, (2) Sovereign would submit to its shareholders a proposal to “opt out” of the Pennsylvania Statute, and (3) Sovereign would actively solicit votes from the Sovereign shareholders in favor of “opting out” of the Pennsylvania Statute.

The Board’s recommendation with respect to the “opt out” proposal, a more detailed description of the Pennsylvania Statute and the effects of approval or non-approval of the proposal are described below. The full text of the proposed amendment to the Articles of Incorporation (the “Charter Amendment”) is included as Appendix B to this proxy statement.

AS DISCUSSED BELOW, THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE ALL OF THEIR SHARES IN FAVOR OF THE CHARTER AMENDMENT.

AS DISCUSSED BELOW, IF THE PROPOSAL IS APPROVED BY SOVEREIGN’S SHAREHOLDERS, SANTANDER WILL ACQUIRE THE RIGHT TO VOTE AN ADDITIONAL 23,593,724 SHARES (WHICH SHARES REPRESENT APPROXIMATELY 5.0% OF THE TOTAL SOVEREIGN VOTING POWER) THAT SANTANDER ALREADY OWNS BUT THAT CURRENTLY ARE HELD IN A VOTING TRUST. CONTRACTUAL RESTRICTIONS CURRENTLY PROHIBIT SANTANDER FROM ACQUIRING SHARES OF OUR COMMON STOCK IN EXCESS OF 24.99%; HOWEVER, IF SUCH RESTRICTIONS WERE ELIMINATED AND THE CHARTER AMENDMENT WERE APPROVED, SANTANDER WOULD HAVE THE RIGHT TO VOTE ANY ADDITIONAL SHARES ACQUIRED IN THE FUTURE. SEE “EFFECT OF THE ADOPTION OF THE CHARTER AMENDMENT”.

Vote Required for Approval

On February 19, 2007, the Board approved the Charter Amendment. In view of this vote, under the provisions of applicable law and the Articles of Incorporation, the affirmative vote of holders of a majority of the votes cast at the meeting is required to approve the Charter Amendment. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the meeting but will not affect the outcome of the voting on the proposal.

Santander is permitted to vote its shares of common stock beneficially owned by it on the Charter Amendment (other than any shares held in the voting trust). Santander has indicated that it intends to vote these shares, which represent approximately 19.99% of the total Sovereign voting power, for the adoption of the Charter Amendment. All of the shares held in voting trust will be voted on the Charter Amendment by the voting trustee in proportion to the votes cast for and against the Charter Amendment by shareholders other than Santander and its affiliates. Relational has informed Sovereign that it intends to vote all of its shares, which represent approximately 6.7% of the total Sovereign voting power, for the adoption of the Charter Amendment.

Recommendation of the Board

The Board recommends that shareholders vote their shares in favor of the Charter Amendment.

In making its recommendation, the Board considered, among other things:

•	That the Pennsylvania Statute does not permit either the Board or the shareholders to take action to make the Pennsylvania Statute inapplicable to any person on a case by case basis, even if the Board believes that a transaction is in the best interest of the Company and its shareholders.

•	That many other corporations incorporated in Pennsylvania have elected to “opt out” of the Pennsylvania Statute.

•	That the Pennsylvania Statute may have a potential chilling effect on takeover activity due to the uncertainty and unpredictability that may arise for a prospective bidder with respect to acquisition cost.

•	That Article Sixteenth of the Articles of Incorporation (the “Charter Control Share Provision”) already contains provisions (as discussed more fully below) which provide similar protections to that provided by the Pennsylvania Statute but which also provide the Board with the flexibility to exempt transactions on a case by case basis. The Board also considered, however, that the Board has previously taken action under the Charter Control Share Provision to exempt Santander from the application of the Charter Control Share Provision with respect to acquisitions by Santander of Sovereign common stock made in accordance with the Investment Agreement.

•	That under the Investment Agreement, other than in connection with an offer to purchase all of the outstanding Sovereign shares made in accordance with specified procedures, Santander is not permitted, absent certain breaches by Sovereign of the Investment Agreement, to increase its beneficial ownership of shares to more than 24.99% of the total voting power prior to the expiration of the standstill restrictions. These provisions can only be amended or waived if approved by Sovereign and Santander.

•	That even if Santander makes a proposal to acquire all of the outstanding Sovereign shares following the procedures outlined in the Investment Agreement, including permitting the price competition or price appraisal procedures set forth in the agreement, Santander is not permitted to complete an acquisition of Sovereign during the standstill periods presented in the Investment Agreement unless a majority of the non-Santander shareholders present and voting at a shareholders meeting approve the transaction. These provisions can only be amended or waived if approved by Sovereign and Santander.

•	That the Investment Agreement requires the Board to recommend that shareholders adopt the Charter Amendment.

The Existing Charter Control Share Provision

The Charter Control Share Provision generally provides that if any person or group becomes the beneficial owner of voting shares representing more than 25% of the votes entitled to be cast in the election of directors, then the person or group is required within 30 days thereafter to offer to purchase all of the outstanding voting securities not owned by it at a per share price equal to the highest price paid by the person or group within the preceding 12 months. Consequently, the Charter Control Share Provision achieves the same protection for which the Pennsylvania Statute was designed (except that it applies at a 25% threshold instead of a 19.99% threshold as provided for under the Pennsylvania Statute).

It is important to note that the Charter Control Share Provision does not apply to:

•	any acquisition that is approved in advance by directors representing 80% or more of the members of the Board; or

•	future acquisitions of voting shares by Santander made in accordance with the Investment Agreement (although the Charter Control Share Provision will apply to acquisitions of voting shares by any other person or group, regardless of whether the Charter Amendment is adopted). Under the Investment Agreement, Santander is not permitted, absent certain breaches by Sovereign of the Investment Agreement, to increase its beneficial ownership of shares to more than 24.99% of the total voting power prior to the expiration of the standstill restrictions; however, Santander is permitted, under certain circumstances, to make an offer to purchase, and to purchase, all of the outstanding Sovereign common stock in the manner specified in the Investment Agreement (which would require, among other things, that any such acquisition by Santander be approved by a majority of our shareholders other than Santander that are present and voting at a shareholders’ meeting).

The Pennsylvania Statute

As noted above, the Pennsylvania Statute generally provides that shareholders of a Pennsylvania registered corporation, such as Sovereign, are entitled to receive cash for their voting shares in an amount equal to the “fair value” of the shares in the event that a “control transaction” occurs with respect to the corporation.

The Pennsylvania Statute provides for a judicial appraisal process to determine the “fair value” of a holder’s shares, but also provides that the fair value will not be less than the highest price per share paid by the acquirer in a control transaction at any time during the 90-day period ending on the date of the control transaction, plus an increment representing any value, including any proportion of value payable for acquisition of control of the corporation, that may not be reflected in such price.

If a control transaction occurs, the controlling person or group is required to give notice to each holder of record of voting shares of the corporation and to the court. The notice must (i) state that the shareholders are entitled to demand payment for the fair value of their shares; (ii) state that the minimum value that a holder may receive for its voting shares is the highest price paid by the controlling person or group within the 90-day period ending on the date of the control transaction and specify that per share amount (the “Minimum Value”); and (iii) advise the shareholder that the business corporation law provides for a court-supervised appraisal procedure for determining the fair value of the shares if the shareholder believes the fair value of the shares is higher than the Minimum Value.

After the occurrence of a control transaction, holders of voting shares may, either prior to or within a reasonable time after the notice described in the preceding paragraph, make written demand on the controlling person or group for a cash payment equal to the fair value of their voting shares as of the date on which the control transaction occurred.

If a holder demands the purchase of the voting shares and is unable to agree with the controlling person or group within certain time periods on either the fair value for the shares or a binding procedure for determining such fair value, then the holder is required to deposit the shares and an appropriate notice with the court. A shareholder who fails to timely make any such deposit or to give the required notice will no longer be entitled to demand payment for its shares.

The court will notify the controlling person or group of the deposit of shares and hold the deposited shares in escrow. The controlling person or group is required to make payment of the Minimum Value to the court, on behalf of the demanding shareholders, within 10 business days of the receipt of the notice from the court. Shareholders will retain the right to vote the shares so surrendered and to receive dividends thereon until the payment of the Minimum Value, at which time the right to vote and receive dividends on such shares will be vested in the controlling person or group.

The court is required to appoint an appraiser with experience in appraising the shares of companies of like nature to determine the fair value of the deposited shares. In the event that the appraiser determines that the fair value is greater then the Minimum Value, then the controlling person or group is required to make a supplementary payment to the demanding holders equal to the difference, together with interest thereon at a rate determined by the appraiser to be the appropriate market rate.

The foregoing summary of the Pennsylvania Statute is qualified in its entirety by reference to the full text of the Pennsylvania Statute, a copy of which is attached to this Proxy Statement as Appendix C.

Effect of the Adoption of the Charter Amendment

If the Charter Amendment is adopted, then Sovereign will no longer be subject to the Pennsylvania Statute. As a result, shareholders will not have the right provided under the Pennsylvania Statute to demand payment for their voting shares as a result of any future acquisitions of shares representing a “control transaction” (as defined in the Pennsylvania Statute) by Santander or any other person or group.

If the Charter Amendment is not adopted, then the Pennsylvania Statute will continue to apply to Sovereign and, as a result, shareholders may have the right provided in the Pennsylvania Statute to demand payment for their voting shares as a result of any future acquisitions of shares by Santander or others depending on whether any such acquisitions satisfy the threshold set forth in the Pennsylvania Statute.

In the Investment Agreement, Sovereign and Santander agreed that all shares beneficially owned by Santander in excess of 19.99% of the total voting power would be deposited in a voting trust until such time as the Charter Amendment was presented to and approved by the Sovereign shareholders. Sovereign and Santander also agreed that, except with Sovereign’s consent and except as specifically contemplated by the Investment Agreement, Santander may not increase its beneficial ownership of Sovereign shares to more than 24.99% until after the end of the standstill periods.

If the Charter Amendment is approved, the shares held in the voting trust will be released to Santander upon their request and, upon any such release, Santander’s voting power will increase from 19.99% of Sovereign’s total voting power to 24.99% of the total voting power (based on the shares of common stock beneficially owned by Santander as reported in the Santander 13D). Regardless of whether the Charter Amendment is approved, the Investment Agreement prohibits Santander from acquiring Sovereign shares representing more than 24.99% of the outstanding Sovereign shares prior to the expiration of the standstill restrictions; however, this restriction may be amended or waived with the consent of Sovereign. If the Sovereign Board were to agree to such a waiver and if the Charter Amendment is approved, Santander might be able to acquire additional Sovereign shares in a transaction that would not require shareholder approval under applicable law or the rules of the New York Stock Exchange, in which case Santander would be entitled to exercise voting rights in respect of all such shares acquired. Santander has not, and no other person has, asked the Board to waive or amend the 24.99% limitation on Santander’s voting rights set forth in the Investment Agreement.

Under the Investment Agreement, Santander also has the right, under certain circumstances, to make an offer to purchase and to purchase all of the outstanding Sovereign common stock in the manner specified in the Investment Agreement. Nevertheless, even if the Charter Amendment is approved, the provision of the Investment Agreement authorizing the Board to determine the desirability of the price offered by Santander by, among other things, either soliciting proposals from third parties or invoking an appraisal process and the provisions requiring that any Santander acquisition be approved by a majority of the non-Santander shareholders present and voting at a shareholders meeting would, unless they are amended with the consent of the Sovereign Board, apply to any such acquisition by Santander occurring before the end of the standstill periods.

ADDITIONAL INFORMATION

2008 Annual Meeting

Our 2008 annual meeting of shareholders will be held on or about April 24, 2008, subject to the right of our Board to change such date based on changed circumstances.

Shareholder Proposals

In accordance with our bylaws, a shareholder who desires to propose a matter for consideration at an annual meeting of shareholders must provide notice of such proposal in writing, delivered or mailed by first-class United States mail, postage prepaid, to the Secretary of Sovereign, not less than 90 days nor more than 150 days prior to such annual meeting. If the 2008 annual meeting is held on April 24, 2008, this period will begin on November 26, 2007 and end on January 25, 2008.

If any shareholder desires to submit a proposal to be considered for inclusion in our proxy materials relating to our 2008 annual meeting of shareholders, then in accordance with the rules of the Commission, such shareholder must submit such proposal in writing, addressed to Sovereign Bancorp, Inc. at 75 State Street, Boston, Massachusetts 02109 (Attn: Secretary), on or before December 5, 2007.

Nominations for Election of Directors

In accordance with our bylaws, any shareholder entitled to vote for the election of directors may nominate candidates for election to the Board provided that the shareholder has given proper notice of the nomination, as required by our bylaws, in writing, delivered or mailed by first-class United States mail, postage prepaid, to the Secretary of Sovereign not less than 90 days nor more than 120 days prior to such annual meeting. If the 2008 annual meeting is held on April 24, 2008, this period will begin on December 26, 2007 and end on January 25, 2008.

Shareholders may also recommend qualified persons for consideration by the Board to be included in our proxy materials as a nominee of the Board. Shareholders making a recommendation must submit the same information as that required to be included by us in our proxy statement with respect to nominees of the Board. If our 2008 annual meeting is held on April 24, 2008, the shareholder recommendation should be submitted in writing, addressed to Sovereign Bancorp, Inc. at 75 State Street, Boston, Massachusetts 02109 (Attn: Secretary), on or before January 25, 2008.

Annual Report for 2006

Our Annual Report to the Shareholders for the year ended December 31, 2006 has been mailed to all shareholders entitled to notice of and to vote at the meeting. Our Annual Report is furnished to shareholders for their information. No part of the Annual Report is incorporated by reference herein.

UPON REQUEST OF ANY SHAREHOLDER, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2006 (FILED WITH THE COMMISSION ON MARCH 1, 2007), INCLUDING A LIST OF THE EXHIBITS THERETO, REQUIRED TO BE FILED WITH THE COMMISSION PURSUANT TO RULE 13a-1 UNDER THE EXCHANGE ACT, MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO INVESTOR RELATIONS, SOVEREIGN BANCORP, INC., 1130 BERKSHIRE BOULEVARD, WYOMISSING, PENNSYLVANIA 19610, OR BY CALLING SOVEREIGN INVESTOR RELATIONS DIRECTLY AT (800) 628-2673. EACH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT, AS OF THE RECORD DATE, THE PERSON MAKING THE REQUEST WAS A BENEFICIAL OWNER OF OUR COMMON STOCK ENTITLED TO VOTE AT THE MEETING.

Householding

Only one Annual Report and proxy statement will be sent to those shareholders who share a single household and who have consented to receive a single copy of such documents. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if any shareholder residing at such an address desires to receive a separate Annual Report or proxy statement in the future, he or she may telephone our Investor Relations Department at (800) 628-2673 or write to Investor Relations at 1130 Berkshire Boulevard, Wyomissing, Pennsylvania 19610 or by E-mail at investor@sovereignbank.com. If you are receiving multiple copies of our Annual Report and proxy statement, please request householding by contacting Investor Relations in the same manner.

Corporate Governance Documents

A copy of our Code of Conduct and Ethics, our Corporate Governance Guidelines, our Code of Ethics for the Chief Executive Officer and Senior Financial Officers and the charters of our Audit Committee, Nominating Committee, and Compensation Committee are available on our website at www.sovereignbank.com under the tab “Investor Relations” and any shareholder may obtain a printed copy of these documents by writing to Investor Relations, Sovereign Bancorp, Inc., 1130 Berkshire Boulevard, Wyomissing, Pennsylvania 19610, by writing to Investor Relations by E-mail at investor@sovereignbank.com or by calling Investor Relations at (800) 628-2673.

Waivers of Provisions of Codes of Conduct

There were no waivers of the provisions of our Code of Conduct and Ethics or our Code of Ethics for the Chief Executive Officer and Senior Financial Officers for any Sovereign director, senior financial officer or any other executive officer in 2006 or through the date of this proxy statement during 2007. In the unlikely event that there is a waiver of our Code of Conduct of Ethics or Code of Ethics for the Chief Executive Officer and Senior Financial Officers, the waiver will be described on our website at www.sovereignbank.com under the tab “Investor Relations”.

Complaints and Concerns

Shareholders and other interested parties who desire to communicate directly with our independent, non-management directors should submit such communication in writing addressed to Chairman of the Board, Sovereign Bancorp, Inc., P.O. Box 936, Reading, PA 19603. The Chairman determines, in his sole discretion and, if he elects, after consulting with in-house or outside counsel, the appropriate process for review and disposition of each communication received which does not involve an accounting or auditing matter, which may include a review by all non-management directors, a review by the Nominating Committee or a review by a panel composed of our General Counsel and Chief Auditor. Bona fide communications, with the exception of those clearly of a marketing nature, are distributed to the full Board or to any individual director to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Chairman has the authority to discard the communication or forward to our Legal Department to take appropriate legal action regarding the communication.

Shareholders, employees and other interested parties who desire to express a concern relating to accounting or auditing matters should communicate directly with our Audit Committee in writing addressed to Audit Committee Chair, Sovereign Bancorp, Inc., P.O. Box 936, Reading, PA 19603.

BY ORDER OF THE BOARD OF DIRECTORS

Richard Toomey
Secretary

Appendix A

Sovereign Bancorp, Inc.
Categorical Standards for Independence

The rules of the New York Stock Exchange (“NYSE”) provide that a non-management director of Sovereign Bancorp, Inc. (“Sovereign”) does not qualify as independent unless the Board of Directors of Sovereign (the “Board”) affirmatively determines that the non-management director has no material relationship with Sovereign. The NYSE rules require the Board to consider all the relevant facts and circumstances in determining the materiality of a non-management director’s relationship with Sovereign, and permit the Board to adopt and disclose categorical standards to assist the Board in making determinations of independence. Accordingly, the Board has adopted the categorical standards outlined below to assist the Board in determining whether a non-management director has a material relationship with Sovereign which would impair the director’s independence. These categorical standards for independence should be read together with the NYSE’s independence rules. A fundamental premise of independence is that any permitted transaction between Sovereign and a non-management director, an immediate family member of a non-management director or their respective affiliations, shall be on arms-length and upon market terms.

The following relationships will not be considered to be relationships that would have a material adverse impact on a non-management director’s independence:

(i) any loan made by Sovereign or Sovereign Bank in accordance with Regulation O1;

(ii) any deposit, savings, checking, cash management, trust, or similar account or any other fee-based service which a non-management director (or an immediate family member), or any organization or entity of which the non-management director (or an immediate family member) is a director, executive officer, partner, or controlling shareholder2, maintains with or receives from Sovereign Bank in accordance with Sovereign Bank’s policies and on the same or similar terms as those which are available to other similar customers of Sovereign Bank;

(iii) a non-management director who receives (or whose immediate family member receives) less than $50,000 during any twelve month period in the last three years in direct compensation from Sovereign or any Sovereign affiliate, excluding the director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

(iv) a non-management director (or an immediate family member) is a director, executive officer, controlling shareholder2, partner, member or employee of a private or public for-profit entity which has made payments to, or received payments from, Sovereign or any Sovereign affiliate for property or services in an amount which at any time during the current or preceding three fiscal years does not exceed the greater of $1 million or 2% of the other entity’s gross consolidated revenues;

(v) if a non-management director (or an immediate family member) is a director, executive officer, controlling shareholder2, partner, member or employee of a private or public for-profit entity (excluding any entity covered in paragraph (vi) below) which is or was indebted to Sovereign Bank and at any time during the current or preceding three fiscal years (a) the total amount of indebtedness of such other entity

      1 For a loan to be in compliance with Regulation O, the loan (i) must be made in the ordinary course of business, (ii) must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by Sovereign Bank with non affiliated parties, except as permitted by applicable federal banking law, and (iii) must not involve more than the normal risk of repayment or present other unfavorable features. Compliance with Regulation O is monitored by the Office of Thrift Supervision, Sovereign Bank’s primary federal regulator, as well as Sovereign Bank as staff.
      2 A “controlling shareholder,” for the purposes of these categorical standards, means a shareholder holding 10% or more of the voting power in any for-profit entity.

A-1

to Sovereign Bank does not exceed 1% of the total consolidated assets of Sovereign, (b) the total amount of indebtedness of such other entity to Sovereign Bank does not exceed 5% of the total consolidated assets of such other entity, and (c) the aggregate amount of interest and fees paid to Sovereign and any of its affiliates by such other entity does not exceed the greater of $1 million or 2% of the consolidated gross revenues of such other entity;

(vi) if a charitable, educational or governmental entity which is or was indebted to Sovereign Bank and either:

(x) a non-management director (or an immediate family member) is a director, trustee, executive officer, employee or other fiduciary of such entity and at any time during the current or preceding three fiscal years (a) the total amount of indebtedness of such entity to Sovereign Bank does not exceed 2% of the total consolidated assets of such entity and (b) the aggregate amount of interest and fees paid to Sovereign and any of its affiliates by such other entity does not exceed the greater of $1 million or 2% of the consolidated gross revenues of such other entity; or

(y) the non-management director is not a current employee (or an immediate family member is not a current executive officer) of such entity; such non-management director serves, without compensation, as a director or trustee, or other fiduciary of such entity, and such non-management director did not sponsor, organize or found such entity; or

(vii) if a non-management director (or an immediate family member) is a director, trustee, or other fiduciary of a charitable, educational or governmental entity, and Sovereign’s and its affiliates’ aggregate discretionary contributions to the entity at any time during the current or preceding three fiscal years does not exceed the greater of $1 million or 2% of the total consolidated gross revenues of that entity (Sovereign’s automatic matching of charitable contributions will not be included in the amount of charitable contributions for this purpose).

A-2

Appendix B

Full Text of the Proposed Amendment to Sovereign’s Amended and Restated Articles of Incorporation

A new Article Eighteenth will be added to Sovereign’s Amended and Restated Articles of Incorporation to read in its entirety as follows:

“EIGHTEENTH.  The Control Transactions provisions of the Business Corporation Law of the Commonwealth of Pennsylvania (25 Pa. C.S. § 2541 et seq. ), as enacted by Act 36 of 1990, as amended, shall not be applicable to the Company.”

B-1

Appendix C

Full Text of Subchapter E of Chapter 25 of the
Pennsylvania Business Corporation Law of 1988, as amended

PENNSYLVANIA CONSOLIDATED STATUTES
TITLE 15. CORPORATIONS AND UNINCORPORATED ASSOCIATIONS
PART II. CORPORATIONS
SUBPART B. BUSINESS CORPORATIONS
ARTICLE C. DOMESTIC BUSINESS CORPORATION ANCILLARIES
CHAPTER 25. REGISTERED CORPORATIONS
SUBCHAPTER E. CONTROL TRANSACTIONS

§ 2541.  Application and effect of subchapter

(a) GENERAL RULE. — Except as otherwise provided in this section, this subchapter shall apply to a registered corporation unless:

(1) the registered corporation is one described in section 2502(1)(ii) or (2) (relating to registered corporation status);

(2) the bylaws, by amendment adopted either:

(i) by March 23, 1984; or

(ii) on or after March 23, 1988, and on or before June 21, 1988;

and, in either event, not subsequently rescinded by an article amendment, explicitly provide that this subchapter shall not be applicable to the corporation in the case of a corporation which on June 21, 1988, did not have outstanding one or more classes or series of preference shares entitled, upon the occurrence of a default in the payment of dividends or another similar contingency, to elect a majority of the members of the board of directors (a bylaw adopted on or before June 21, 1988, by a corporation excluded from the scope of this paragraph by the restriction of this paragraph relating to certain outstanding preference shares shall be ineffective unless ratified under paragraph (3));

(3) the bylaws of which explicitly provide that this subchapter shall not be applicable to the corporation by amendment ratified by the board of directors on or after December 19, 1990, and on or before March 19, 1991, in the case of a corporation:

(i) which on June 21, 1988, had outstanding one or more classes or series of preference shares entitled, upon the occurrence of a default in the payment of dividends or another similar contingency, to elect a majority of the members of the board of directors; and

(ii) the bylaws of which on that date contained a provision described in paragraph (2); or

(4) the articles explicitly provide that this subchapter shall not be applicable to the corporation by a provision included in the original articles, by an article amendment adopted prior to the date of the control transaction and prior to or on March 23, 1988, pursuant to the procedures then applicable to the corporation, or by an articles amendment adopted prior to the date of the control transaction and subsequent to March 23, 1988, pursuant to both:

(i) the procedures then applicable to the corporation; and

(ii) unless such proposed amendment has been approved by the board of directors of the corporation, in which event this subparagraph shall not be applicable, the affirmative vote of the shareholders entitled to cast at least 80% of the votes which all shareholders are entitled to cast thereon.

A reference in the articles or bylaws to former section 910 (relating to right of shareholders to receive payment for shares following a control transaction) of the act of May 5, 1933 (P.L. 364, No. 106), known as the Business Corporation Law of 1933, shall be deemed a reference to this subchapter for the purposes of this section. See section 101(c) (relating to references to prior statutes).

(b) INADVERTENT TRANSACTIONS. — This subchapter shall not apply to any person or group that inadvertently becomes a controlling person or group if that controlling person or group, as soon as practicable, divests itself of a sufficient amount of its voting shares so that it is no longer a controlling person or group.

(c) CERTAIN SUBSIDIARIES. — This subchapter shall not apply to any corporation that on December 23, 1983, was a subsidiary of any other corporation.

§ 2542.  Definitions

The following words and phrases when used in this subchapter shall have the meanings given to them in this section unless the context clearly indicates otherwise:

“CONTROL TRANSACTION.” The acquisition by a person or group of the status of a controlling person or group.

“CONTROLLING PERSON OR GROUP.” A controlling person or group as defined in section 2543 (relating to controlling person or group).

“FAIR VALUE.” A value not less than the highest price paid per share by the controlling person or group at any time during the 90-day period ending on and including the date of the control transaction plus an increment representing any value, including, without limitation, any proportion of any value payable for acquisition of control of the corporation, that may not be reflected in such price.

“PARTIAL PAYMENT AMOUNT.” The amount per share specified in section 2545(c)(2) (relating to contents of notice).

“SUBSIDIARY.” Any corporation as to which any other corporation has or has the right to acquire, directly or indirectly, through the exercise of all warrants, options and rights and the conversion of all convertible securities, whether issued or granted by the subsidiary or otherwise, voting power over voting shares of the subsidiary that would entitle the holders thereof to cast in excess of 50% of the votes that all shareholders would be entitled to cast in the election of directors of such subsidiary, except that a subsidiary will not be deemed to cease being a subsidiary as long as such corporation remains a controlling person or group within the meaning of this subchapter.

“VOTING SHARES.” The term shall have the meaning specified in section 2552 (relating to definitions).

§ 2543.  Controlling person or group

(a) GENERAL RULE. — For the purpose of this subchapter, a “controlling person or group” means a person who has, or a group of persons acting in concert that has, voting power over voting shares of the registered corporation that would entitle the holders thereof to cast at least 20% of the votes that all shareholders would be entitled to cast in an election of directors of the corporation.

(b) EXCEPTIONS GENERALLY. — Notwithstanding subsection (a):

(1) A person or group which would otherwise be a controlling person or group within the meaning of this section shall not be deemed a controlling person or group unless, subsequent to the later of March 23, 1988, or the date this subchapter becomes applicable to a corporation by bylaw or article amendment or otherwise, that person or group increases the percentage of outstanding voting shares of the corporation over which it has voting power to in excess of the percentage of outstanding voting shares of the corporation over which that person or group had voting power on such later date, and to at least the amount specified in subsection (a), as the result of forming or enlarging a group or acquiring, by purchase, voting power over voting shares of the corporation.

(2) No person or group shall be deemed to be a controlling person or group at any particular time if voting power over any of the following voting shares is required to be counted at such time in order to meet the 20% minimum:

(i) Shares which have been held continuously by a natural person since January 1, 1983, and which are held by such natural person at such time.

(ii) Shares which are held at such time by any natural person or trust, estate, foundation or other similar entity to the extent the shares were acquired solely by gift, inheritance, bequest, devise or other testamentary distribution or series of these transactions, directly or indirectly, from a natural person who had acquired the January 1, 1983.

(iii) Shares which were acquired pursuant to a stock split, stock dividend, reclassification or similar recapitalization with respect to shares described under this paragraph that have been held continuously since their issuance by the corporation by the natural person or entity that acquired them from the corporation or that were acquired, directly or indirectly, from such natural person or entity, solely pursuant to a transaction or series of transactions described in subparagraph (ii), and that are held at such time by a natural person or entity described in subparagraph (ii).

(iv) Control shares as defined in section 2562 (relating to definitions) which have not yet been accorded voting rights pursuant to section 2564(a) (relating to voting rights of shares acquired in a control-share acquisition).

(v) Shares, the voting rights of which are attributable to a person under subsection (d) if:

(A) the person acquired the option or conversion right directly from or made the contract, arrangement or understanding or has the relationship directly with the corporation; and

(B) the person does not at the particular time own or otherwise effectively possess the voting rights of the shares.

(vi) Shares acquired directly from the corporation or an affiliate or associate, as defined in section 2552 (relating to definitions), of the corporation by a person engaged in business as an underwriter of securities who acquires the shares through his participation in good faith in a firm commitment underwriting registered under the Securities Act of 1933.

(vii) Shares acquired directly from the corporation in a transaction exempt from the registration requirements of the Securities Act of 1933.

(3) In determining whether a person or group is or would be a controlling person or group at any particular time, there shall be disregarded voting power arising from a contingent right of the holders of one or more classes or series of preference shares to elect one or more members of the board of directors upon or during the continuation of a default in the payment of dividends on such shares or another similar contingency.

(c) CERTAIN RECORD HOLDERS. — A person shall not be a controlling person under subsection (a) if the person holds voting power, in good faith and not for the purpose of circumventing this subchapter, as an agent, bank, broker, nominee or trustee for one or more beneficial owners who do not individually or, if they are a group acting in concert, as a group have the voting power specified in subsection (a), or who are not deemed a controlling person or group under subsection (b).

(d) EXISTENCE OF VOTING POWER. — For the purposes of this subchapter, a person has voting power over a voting share if the person has or shares, directly or indirectly, through any option, contract, arrangement, understanding, conversion right or relationship, or by acting jointly or in concert or otherwise, the power to vote, or to direct the voting of, the voting share.

§ 2544.  Right of shareholders to receive payment for shares

Any holder of voting shares of a registered corporation that becomes the subject of a control transaction who shall object to the transaction shall be entitled to the rights and remedies provided in this subchapter.

§ 2545.  Notice to shareholders

(a) GENERAL RULE. — Prompt notice that a control transaction has occurred shall be given by the controlling person or group to:

(1) Each shareholder of record of the registered corporation holding voting shares.

(2) The court, accompanied by a petition to the court praying that the fair value of the voting shares of the corporation be determined pursuant to section 2547 (relating to valuation procedures) if the court should receive, pursuant to section 2547, certificates from shareholders of the corporation or an equivalent request for transfer of uncertificated securities.

(b) OBLIGATIONS OF THE CORPORATION. — If the controlling person or group so requests, the corporation shall, at the option of the corporation and at the expense of the person or group, either furnish a list of all such shareholders to the person or group or mail the notice to all such shareholders.

(c) CONTENTS OF NOTICE. — The notice shall state that:

(1) All shareholders are entitled to demand that they be paid the fair value of their shares.

(2) The minimum value the shareholder can receive under this subchapter is the highest price paid per share by the controlling person or group within the 90-day period ending on and including the date of the control transaction, and stating that value.

(3) If the shareholder believes the fair value of his shares is higher, this subchapter provides an appraisal procedure for determining the fair value of such shares, specifying the name of the court and its address and the caption of the petition referenced in subsection (a)(2), and stating that the information is provided for the possible use by the shareholder in electing to proceed with a court-appointed appraiser under section 2547.

There shall be included in, or enclosed with, the notice a copy of this subchapter.

(d) OPTIONAL PROCEDURE. — The controlling person or group may, at its option, supply with the notice referenced in subsection (c) a form for the shareholder to demand payment of the partial payment amount directly from the controlling person or group without utilizing the court-appointed appraiser procedure of section 2547, requiring the shareholder to state the number and class or series, if any, of the shares owned by him, and stating where the payment demand must be sent and the procedures to be followed.

§ 2546.  Shareholder demand for fair value

(a) GENERAL RULE. — After the occurrence of the control transaction, any holder of voting shares of the registered corporation may, prior to or within a reasonable time after the notice required by section 2545 (relating to notice to shareholders) is given, which time period may be specified in the notice, make written demand on the controlling person or group for payment of the amount provided in subsection (c) with respect to the voting shares of the corporation held by the shareholder, and the controlling person or group shall be required to pay that amount to the shareholder pursuant to the procedures specified in section 2547 (relating to valuation procedures).

(b) CONTENTS OF DEMAND. — The demand of the shareholder shall state the number and class or series, if any, of the shares owned by him with respect to which the demand is made.

(c) MEASURE OF VALUE. — A shareholder making written demand under this section shall be entitled to receive cash for each of his shares in an amount equal to the fair value of each voting share as of the date on which the control transaction occurs, taking into account all relevant factors, including an increment representing a proportion of any value payable for acquisition of control of the corporation.

(d) PURCHASES INDEPENDENT OF SUBCHAPTER. — The provisions of this subchapter shall not preclude a controlling person or group subject to this subchapter from offering, whether in the notice required by section 2545 or otherwise, to purchase voting shares of the corporation at a price other than that provided in subsection (c), and the provisions of this subchapter shall not preclude any shareholder from agreeing to sell his voting shares at that or any other price to any person.

§2547.  Valuation procedures

(a) GENERAL RULE. — If, within 45 days (or such other time period, if any, as required by applicable law) after the date of the notice required by section 2545 (relating to notice to shareholders), or, if such notice was not provided prior to the date of the written demand by the shareholder under section 2546 (relating to shareholder demand for fair value), then within 45 days (or such other time period, if any, required by applicable law) of the date of such written demand, the controlling person or group and the shareholder are unable to agree on the fair value of the shares or on a binding procedure to determine the fair value of the shares, then each shareholder who is unable to agree on both the fair value and on such a procedure with the controlling person or group and who so desires to obtain the rights and remedies provided in this subchapter shall, no later than 30 days after the expiration of the applicable 45-day or other period, surrender to the court certificates representing any of the shares that are certificated shares, duly endorsed for transfer to the controlling person or group, or cause any uncertificated shares to be transferred to the court as escrow agent under subsection (c) with a notice stating that the certificates or uncertificated shares are being surrendered or transferred, as the case may be, in connection with the petition referenced in section 2545 or, if no petition has theretofore been filed, the shareholder may file a petition within the 30-day period in the court praying that the fair value (as defined in this subchapter) of the shares be determined.

(b) EFFECT OF FAILURE TO GIVE NOTICE AND SURRENDER CERTIFICATES. — Any shareholder who does not so give notice and surrender any certificates or cause uncertificated shares to be transferred within such time period shall have no further right to receive, with respect to shares the certificates of which were not so surrendered or the uncertificated shares which were not so transferred under this section, payment under this subchapter from the controlling person or group with respect to the control transaction giving rise to the rights of the shareholder under this subchapter.

(c) ESCROW AND NOTICE. — The court shall hold the certificates surrendered and the uncertificated shares transferred to it in escrow for, and shall promptly, following the expiration of the time period during which the certificates may be surrendered and the uncertificated shares transferred, provide a notice to the controlling person or group of the number of shares so surrendered or transferred.

(d) PARTIAL PAYMENT FOR SHARES. — The controlling person or group shall then make a partial payment for the shares so surrendered or transferred to the court, within ten business days of receipt of the notice from the court, at a per-share price equal to the partial payment amount. The court shall then make payment as soon as practicable, but in any event within ten business days, to the shareholders who so surrender or transfer their shares to the court of the appropriate per-share amount received from the controlling person or group.

(e) APPOINTMENT OF APPRAISER. — Upon receipt of any share certificate surrendered or uncertificated share transferred under this section, the court shall, as soon as practicable but in any event within 30 days, appoint an appraiser with experience in appraising share values of companies of like nature to the registered corporation to determine the fair value of the shares.

(f) APPRAISAL PROCEDURE. — The appraiser so appointed by the court shall, as soon as reasonably practicable, determine the fair value of the shares subject to its appraisal and the appropriate market rate of interest on the amount then owed by the controlling person or group to the holders of the shares. The determination of any appraiser so appointed by the court shall be final and binding on both the controlling person or group and all shareholders who so surrendered their share certificates or transferred their shares to the court, except that the determination of the appraiser shall be subject to review to the extent and within the time provided or prescribed by law in the case of other appointed judicial officers. See 42 Pa.C.S. § 5105(a)(3) (relating to right to appellate review) and 5571(b) (relating to appeals generally).

(g) SUPPLEMENTAL PAYMENT. — Any amount owed, together with interest, as determined pursuant to the appraisal procedures of this section shall be payable by the controlling person or group after it is so determined and upon and concurrently with the delivery or transfer to the controlling person or group by the court (which shall make delivery of the certificate or certificates surrendered or the uncertificated shares transferred to it to the controlling person or group as soon as practicable but in any event within ten business days after the final determination of the amount owed) of the certificate or certificates representing shares surrendered or the uncertificated shares transferred to the court, and the court shall then make payment, as soon as practicable but in any event within ten business days after receipt of payment from the controlling person or group, to the shareholders who so surrendered or transferred their shares to the court of the appropriate per-share amount received from the controlling person or group.

(h) VOTING AND DIVIDEND RIGHTS DURING APPRAISAL PROCEEDINGS. — Shareholders who surrender their shares to the court pursuant to this section shall retain the right to vote their shares and receive dividends or other distributions thereon until the court receives payment in full for each of the shares so surrendered or transferred of the partial payment amount (and, thereafter, the controlling person or group shall be entitled to vote such shares and receive dividends or other distributions thereon). The fair value (as determined by the appraiser) of any dividends or other distributions so received by the shareholders shall be subtracted from any amount owing to such shareholders under this section.

(i) POWERS OF THE COURT. — The court may appoint such agents, including the transfer agent of the corporation, or any other institution, to hold the share certificates so surrendered and the shares surrendered or transferred under this section, to effect any necessary change in record ownership of the shares after the payment by the controlling person or group to the court of the amount specified in subsection (h), to receive and disburse dividends or other distributions, to provide notices to shareholders and to take such other actions as the court determines are appropriate to effect the purposes of this subchapter.

(j) COSTS AND EXPENSES. — The costs and expenses of any appraiser or other agents appointed by the court shall be assessed against the controlling person or group. The costs and expenses of any other procedure to determine fair value shall be paid as agreed to by the parties agreeing to the procedure.

(k) JURISDICTION EXCLUSIVE. — The jurisdiction of the court under this subchapter is plenary and exclusive and the controlling person or group, and all shareholders who so surrendered or transferred their shares to the court shall be made a party to the proceeding as in an action against their shares.

(l) DUTY OF CORPORATION. — The corporation shall comply with requests for information, which may be submitted pursuant to procedures maintaining the confidentiality of the information, made by the court or the appraiser selected by the court. If any of the shares of the corporation are not represented by certificates, the transfer, escrow or retransfer of those shares contemplated by this section shall be registered by the corporation, which shall give the written notice required by section 1528(f) (relating to uncertificated shares) to the transferring shareholder, the court and the controlling shareholder or group, as appropriate in the circumstances.

(m) PAYMENT UNDER OPTIONAL PROCEDURE. — Any amount agreed upon between the parties or determined pursuant to the procedure agreed upon between the parties shall be payable by the controlling person or group after it is agreed upon or determined and upon and concurrently with the delivery of any certificate or certificates representing such shares or the transfer of any uncertificated shares to the controlling person or group by the shareholder.

(n) TITLE TO SHARES. — Upon full payment by the controlling person or group of the amount owed to the shareholder or to the court, as appropriate, the shareholder shall cease to have any interest in the shares.

§ 2548.  Coordination with control transaction

(a) GENERAL RULE. — A person or group that proposes to engage in a control transaction may comply with the requirements of this subchapter in connection with the control transaction, and the effectiveness of the rights afforded in this subchapter to shareholders may be conditioned upon the consummation of the control transaction.

(b) NOTICE. — The person or group shall give prompt written notice of the satisfaction of any such condition to each shareholder who has made demand as provided in this subchapter.

SOVEREIGN BANK

COMMUNITY BANKING OFFICE LOCATIONS

NH
MA
NY
Boston
CT
RI
PA
Reading
Brooklyn
Philadelphia
NJ
MD
New England Division
Metro NY-NJ Division
Mid-Atlantic Division

[GENERAL PROXY CARD]

1130 BERKSHIRE BLVD. MC11900IR5 WYOMISSING, PA 19610
VOTE BY INTERNET — www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return to Sovereign Bancorp, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.
If you are a shareholder planning to attend the Annual Meeting, please:
- retain the admission ticket mailed with the proxy statement and present it at the Annual Meeting; and
- promptly complete and return the attendance card mailed with the proxy statement as soon as possible.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	SVERN1 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SOVEREIGN BANCORP, INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” MATTER NO. 1, NO. 2 AND NO. 3.
	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s number on the line below.
MATTER NO. 1:
ELECTION OF CLASS II DIRECTORS TO SERVE UNTIL 2010
01) P. Michael Ehlerman	☐	☐	☐
02) Andrew C. Hove, Jr.
03) Juan Rodriguez-Inciarte

	For	Against	Abstain
MATTER NO. 2:
TO RATIFY THE APPOINTMENT BY THE AUDIT COMMITTEE OF SOVEREIGN’S BOARD OF DIRECTORS OF ERNST & YOUNG LLP AS SOVEREIGN’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007; AND	☐	☐	☐

MATTER NO. 3
TO APPROVE THE AMENDMENT TO SOVEREIGN’S ARTICLES OF INCORPORATION	☐	☐	☐
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

I/We hereby appoint Richard Toomey, Salvatore Rinaldi and Gertrude M. Hackney, or any one of them, acting in the absence of the other, as proxyholders, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Sovereign Bancorp, Inc. (“Sovereign”) held of record by me/us on March 1, 2007, at the Annual Meeting of Shareholders to be held on Thursday, May 3, 2007, or any adjournment thereof.

This proxy, when properly delivered, will be voted in the manner directed by the shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF CLASS II DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS SOVEREIGN’S INDEPENDENT AUDITORS FOR 2007 AND FOR THE PROPOSAL TO AMEND SOVEREIGN’S ARTICLES OF INCORPORATION. This proxy will be voted, in the discretion of the proxyholders, upon such other business as may properly come before the Annual Meeting of Shareholders, or any adjournment thereof, as provided in the rules of the Securities and Exchange Commission.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
To vote by mail, please vote and sign on the other side.

TO VOTE BY MAIL, RETURN PROXY CARD IN ENCLOSED ENVELOPE
AFTER COMPLETING, SIGNING AND DATING.

[PLAN PROXY CARD]

1130 BERKSHIRE BLVD. MC11900IR5 WYOMISSING, PA 19610
VOTE BY INTERNET — www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 P.M. Eastern Time on April 28, 2007. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 5:00 P.M. Eastern Time on April 30, 2007. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return to Sovereign Bancorp, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.
If you are a shareholder planning to attend the Annual Meeting, please:
- retain the admission ticket mailed with the proxy statement and present it at the Annual Meeting; and
- promptly complete and return the attendance card mailed with the proxy statement as soon as possible.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	SVERN3 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SOVEREIGN BANCORP, INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” MATTER NO. 1, NO. 2 AND NO. 3.
	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s number on the line below.
MATTER NO. 1:
ELECTION OF CLASS II DIRECTORS TO SERVE UNTIL 2010
01) P. Michael Ehlerman	☐	☐	☐
02) Andrew C. Hove, Jr.
03) Juan Rodriguez-Inciarte

	For	Against	Abstain
MATTER NO. 2:
TO RATIFY THE APPOINTMENT BY THE AUDIT COMMITTEE OF SOVEREIGN’S BOARD OF DIRECTORS OF ERNST & YOUNG LLP AS SOVEREIGN’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007; AND	☐	☐	☐

MATTER NO. 3
TO APPROVE THE AMENDMENT TO SOVEREIGN’S ARTICLES OF INCORPORATION	☐	☐	☐
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Dear Plan Participant:

The enclosed proxy materials have been prepared by the Board of Directors of Sovereign Bancorp, Inc. in connection with the solicitation of proxies for the Annual Meeting of Shareholders scheduled for May 3, 2007. All matters to be voted upon are extremely important and are fully described in the enclosed proxy statement. Please read it carefully. Please note that shares you hold in one or more Sovereign retirement plans (including plans previously maintained by acquired banks) are all included on this proxy card. If you are a direct stockholder of Sovereign Bancorp, Inc., you will receive additional proxy solicitation materials, including a proxy card, to vote shares not held in a plan. That proxy card cannot be used to direct the voting of shares held in a plan.

DIRECTIONS TO THE TRUSTEE

Only the trustee (the “Trustee”) of a Sovereign-sponsored plan (a “Plan”) can vote the shares of Company stock (“Shares”) held by a Plan. However, under the terms of a Plan, each participant may act as a “Named Fiduciary” as defined in the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) for the purpose of voting Shares allocated to the participant’s account. The Trustee is required to follow proper instructions of named fiduciaries that are in accordance with the terms of a Plan and are not contrary to the fiduciary standards of ERISA. Fiduciaries under ERISA (including persons designated as “Named Fiduciaries”) are required to act prudently, solely in the interest of plan participants and beneficiaries, and for the exclusive purpose of providing benefits to plan participants and beneficiaries.

If you choose to act as a “Named Fiduciary”, you are entitled to instruct the Trustee how to vote the Shares allocated to this account. By voting, you are accepting your designation under a Plan as a “Named Fiduciary” for purposes of voting these Shares with respect to the Annual Meeting. You should, therefore, exercise your rights prudently. Unallocated Shares and Shares for which no direction is received (together, “Undirected Shares”) will be voted by the Trustee in accordance with the terms of a Plan and its related trust document.

CONFIDENTIALITY AND INSTRUCTIONS

How you vote will not be revealed, directly or indirectly, to any officer, to any other employee, or any director of the Company or to anyone else, except as otherwise required by law. You should, therefore, feel completely free to instruct the Trustee to vote these Shares in the manner you think best.

VOTING DEADLINE

Because of the time required to tabulate voting instructions from participants before the Annual Meeting, the Trustee must establish a cut-off date for receiving your voting instructions. The cut-off date established by the Trustee is 5:00 P.M. Eastern Time on April 30, 2007. The Trustee cannot insure that instructions received after the cut-off date will be tabulated. Therefore, it is important that you act promptly and vote to insure the vote is received on or before April 30, 2007 by Internet, telephone or mail. If the Trustee does not receive timely instructions from you, the Trustee will vote these Shares in accordance with the terms of a Plan and its related trust document.

FURTHER INFORMATION

If you have questions regarding this information, you may contact Sovereign Human Resources at (800) 210-1426 between 8:00 A.M. and 5:00 P.M. Eastern Time, Monday through Friday (press Option 3 for Benefits, then Option 3 again for the retirement plans).

Your ability to instruct the Trustee how to vote these Shares is an important part of your rights as a Plan participant. Please consider the enclosed material carefully and then furnish your voting instructions promptly.

SOVEREIGN BANCORP, INC.